PHOENIX INVESTMENT PARTNERS

                                              JUNE 30, 1999

ZWEIG

Phoenix-Zweig Appreciation Fund
Phoenix-Zweig Foreign Equity Fund
Phoenix-Zweig Government Cash Fund
Phoenix-Zweig Government Fund
Phoenix-Zweig Growth & Income Fund
Phoenix-Zweig Managed Assets
Phoenix-Zweig Strategy Fund






                                     SEMIANNUAL REPORT


[logo] PHOENIX
       INVESTMENT PARTNERS

CONTENTS

 1 Shareholder Letter

 3 Diversification with Phoenix-Zweig
   Managed Assets

 4 Phoenix-Zweig Appreciation Fund

 5 Phoenix-Zweig Foreign Equity Fund

 6 Phoenix-Zweig Government Fund

 6 Phoenix-Zweig Government Cash Fund

 7 Phoenix-Zweig Growth & Income Fund

 8 Phoenix-Zweig Managed Assets

 9 Phoenix-Zweig Strategy Fund

10 Statement of Net Assets

39 Statement of Operations

40 Statement of Changes in Net Assets

42 Notes to Financial Statements

46 Financial Highlights


THIS REPORT HAS BEEN PREPARED FOR THE INFORMATION OF SHAREHOLDERS OF PHOENIX-ZWEIG TRUST AND IS NOT AUTHORIZED FOR USE UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. THE PROSPECTUS INCLUDES INFORMATION REGARDING THE FUND'S SALES CHARGES, EXPENSES, OBJECTIVES, POLICIES, MANAGEMENT, PERFORMANCE AND OTHER INFORMATION. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. CALL YOUR FINANCIAL ADVISOR OR PHOENIX EQUITY PLANNING CORPORATION AT 1-800-272-2700 TO OBTAIN A COPY OF THE PROSPECTUS.

THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

DEAR FELLOW SHAREHOLDER,

During the first six months of 1999, our proprietary research pointed to increasingly negative conditions for the U.S. market. We responded by gradually and systematically cutting back our market exposure from a high of 87% on January 1 to roughly 58% at the end of June.

Although our move may seem counter-intuitive--after all, the markets performed well for the first half of the year--it is in perfect harmony with our goal. We seek to achieve strong long-term returns while minimizing market volatility. We know that preserving capital during bear markets is just as important as growing capital in bull markets. When our research, which we've been developing and refining for nearly 30 years, calls for caution, we listen. And, of course, when our research improves, we will increase our market exposure once more.

I'd like briefly to summarize our research during the first six months of 1999.

     MONETARY

     Our monetary research began the year in a favorable position. Bond yields were only slightly above 5%. Inflation appeared to be completely under control. And the economy, while strong, did not appear to be overheating.

     As 1999 went on, however, monetary conditions deteriorated. Bond yields rose sharply to over 6% at the end of June. On the last day of the quarter, the Federal Reserve raised interest rates slightly. Although the Fed announced a change from its tightening bias to a neutral stance, history has shown that rate hikes are rarely good for stocks.

     The threat of inflation has reared its head as well, led by rising commodity prices. For example, oil has risen from $12 per barrel last fall to $20 per barrel as of this writing. Our economy is also at full employment. The Consumer Price Index, which has been rising slightly, remains a significant positive for stocks at its current low rate of 2% per year.

     Our monetary model has responded to these developments by downticking to a bearish reading. As monetary conditions are the most significant part of our research, the model's negative position has been the main engine driving our reduced market exposure.

     SENTIMENT

     In October of 1998, our sentiment model was extremely positive. The majority of investors were pessimistic about the market's prospects--something we view as a positive sign. That's because, when people are nervous, they tend to keep their money out of the market, waiting for the right time to get back in. This means there are investment dollars on the sidelines, representing fuel to drive the market higher.

     The pessimism has steadily decreased throughout the first six months of 1999, however, and has been replaced by an almost giddy optimism. Investors seem to be willfully interpreting all economic and financial news as good for the market. Even the Fed rate hike--something that in the past caused anxiety--was followed by a brief rally in stocks and bonds.

     We believe that this increased bullish sentiment has led to heavy investment, and that there may not be much money on the sidelines to fuel a continued rise. Our sentiment model is at a low-neutral reading.

     MOMENTUM

     Our momentum model, which accounts for the smallest part of our research, is the only area that is positive. One of our mottoes is "Don't fight the tape," and we always take momentum into account when determining our current market exposure.

     Momentum has been positive all year, only briefly reading neutral in late March and early April, when the bond market had stalled. The bond market has recovered, however, and stocks of all sizes are doing well. We believe it is a mistake to ignore momentum, so we have not reduced the market exposure of our funds as much as the monetary and sentiment models might suggest we should.

Flexibility is our watchword, and we will respond to any changes in our research, increasing or decreasing market exposure as necessary. We try never to predict the direction of the markets, but right now we are cautiously positioned.

Our portfolio managers comment on the performance of each of the Phoenix-Zweig Funds beginning on page 4. My associates and I thank you for continuing to support our efforts.

Sincerely,

[PHOTO]

/s/ Martin E. Zweig
MARTIN E. ZWEIG, Ph.D.
President
July 14, 1999

PHOENIX-ZWEIG MANAGED ASSETS: BUYING QUALITY AT HOME AND ABROAD

MOST INVESTORS ARE AWARE OF THE NEED FOR DIVERSIFICATION AMONG STOCKS AND BONDS, AND BETWEEN DOMESTIC AND INTERNATIONAL SECURITIES. ZWEIG MANAGED ASSETS OFFERS THAT DIVERSIFICATION, BUT WITH SEVERAL UNIQUE DISTINCTIONS. PORTFOLIO MANAGER CARLTON NEEL, IN THE INTERVIEW THAT FOLLOWS, EXPLAINS WHAT SETS ZWEIG MANAGED ASSETS APART.

Carlton, how is Phoenix-Zweig Managed Assets different from other asset allocation funds?

Rather than remaining in a fixed allocation among U.S. and foreign stocks, bonds, and cash, we employ tactical asset allocation in managing the fund. We use Marty Zweig's research to determine the appropriate asset mix that will keep us in gear with major trends around the world. We normally make gradual and incremental changes in our allocation, looking for opportunities, and seeking to avoid trouble spots.

What else sets the fund apart?

We only invest in what we consider to be quality securities. In the U.S., our equity portfolio is made up of stocks from the S&P 500. Our fixed income positions around the world tend to be high-grade debt -- never junk bonds. Among non-U.S. equities, we buy baskets of stocks that mimic each country's stock market. These tend to be the larger, better-known names. While we can invest in the emerging markets, we focus on the more developed of these countries, such as Mexico and Singapore. Many of our competitors suffered in the fall of 1998 because they held high-octane securities, such as foreign small-cap stocks and emerging markets bonds. Conversely, Phoenix-Zweig Managed Assets outperformed most of its peer group during this volatile period. Of course, it's important to remember that foreign investing involves special risks such as currency fluctuations and political uncertainty.

How does Phoenix-Zweig Managed Assets seek to minimize risk?

One of the best ways to address volatility is through broad diversification. We diversify the fund between equities and fixed income, as well as across regions, countries, industries, and companies. We never take big bets on a single country or region. Like all of the Phoenix-Zweig funds, we reduce our market exposure when Marty Zweig's research indicates that risk is rising. In contrast, most other global asset allocation funds stay largely fully invested regardless of market conditions. We are also concerned with currency risk and actively manage currency exposure. When currency research indicates that a particular currency is weakening, we hedge against that expected decline with foreign exchange forward contracts. Over the long run, we expect the fund to be hedged about two-thirds of the time.

Where might Phoenix-Zweig Managed Assets fit into an investor's portfolio?

The fund can be useful to investors in several ways. For an investor who's just starting out, Phoenix-Zweig Managed Assets offers one-step diversification without a huge investment. In order to achieve the broad diversification that the fund offers, an investor would have to commit a sizable amount of money. The fund can also serve the needs of conservative investors who seek the growth potential of stocks and foreign markets, yet are not willing to take on significant risk. Our risk-averse approach seeks to give investors a consistent approach to growth -- not the roller-coaster ride that characterizes many foreign funds. Our approach does not ensure that the fund will meet its investment objectives, and may affect its ability to benefit fully from rising markets. In addition, there is no guarantee the fund's approach will shelter investors from losses in the event of a market downturn. And for investors who already own a well-diversified portfolio, Phoenix-Zweig Managed Assets adds Marty Zweig's experienced, active asset allocation to the mix.

How is your research positioned right now?

We are more conservatively positioned in the fund than we've been in some time. Even late last fall, when the markets were experiencing considerable volatility, we were invested to a greater degree than we are now. That's because last year, interest rates were declining, a trend that is usually positive for stocks. This year, however, worldwide bond rates have been increasing steadily. Global growth is on track, and commodity prices are rising as a result. All of this strong economic news, in turn, is kindling fears of inflation, which often has a negative effect on stocks. We will continue to respond to changing conditions, and will adjust our asset mix as Marty Zweig's research indicates.

PHOENIX-ZWEIG APPRECIATION FUND

A FLEXIBLE APPROACH TO THE GROWTH POTENTIAL OF SMALL-COMPANY STOCKS


[PHOTO]  PORTFOLIO MANAGER        David Katzen
         ASSETS AS OF 6/30/99     $ 342 million
-------------------------------------------------------------------------------

SYMBOLS               ZAPAX          ZAPBX          ZAPCX
INCEPTION DATE        10/7/91        4/8/96         2/4/92
CUSIP                 719167579      719167710      719167595


For the first half of 1999, the fund's Class A Shares declined 0.6%, versus the 8.6% earned by the Lipper Small-Company Fund Average and the 9.3% returned by the Russell 2000 Index. The fund's Class B and C Shares (which have no initial sales charge but bear higher expenses) declined 0.9% and 1.0%, respectively. For the second quarter, the Class A Shares returned 8.9%, versus the 15.6% earned by both the Lipper Small-Company Fund Average and the Russell 2000 Index. The Class B and C Shares both returned 8.7%.

Small-cap stocks, out of favor for more than a year, began to creep into the spotlight during the second quarter of 1999. After a difficult first quarter that saw a continuation of small caps' underperformance, investors sought out smaller names beginning in April. Where technology stocks posted the strongest returns in the first quarter, energy, basic materials, and machinery companies led the second quarter.

Although investors are taking a fresh look at small stocks, the earnings growth of these stocks continues to lag that of large caps. While small caps are more attractively priced than large caps, they have not matched the consistency in earnings growth of large caps. The small-cap names we favor demonstrate reasonable price/earnings ratios, and above-average growth rates.

During the first quarter, we suffered from an overweight in basic materials, manufacturing, and capital goods groups. Growth stocks dominated in the first quarter, and these cyclical companies lagged. A lack of exposure to energy stocks constrained our results all year, and particularly in the second quarter, as these stocks rose based on higher oil and natural gas prices.

In the second quarter, however, the market rewarded our patience in holding these same groups, which were among the market leaders from April through June. The basic materials companies did well as a result of higher commodity prices. The capital goods and manufacturing stocks benefited from increased capital spending.

PERFORMANCE annualized since inception (10/7/91)*

PHOENIX-ZWEIG APPRECIATION FUND A SHARES      11.3%
LIPPER SMALL-COMPANY FUND AVERAGE+            15.3%
RUSSELL 2000 INDEX                            14.7%

Avg. Market Exposure 69%

PERFORMANCE after all charges and expenses

                 Inception date      Since inception      5 year       1 year
A SHARES         10/7/91             10.4%                10.3%        -14.2%
B SHARES          4/8/96              8.2%                 N/A         -14.3%
C SHARES          2/4/92              9.6%                10.8%        -11.0%

ASSET MIXES for 1999-
January 1        Stocks 88%          Cash 12%
June 30          Stocks 58%          Cash 42%

TOP INDUSTRY GROUPS as of 6/30/99**
CONSUMER CYCLICAL          25.9%
CAPITAL GOODS              18.1%
NON-BANK FINANCIAL         17.6%
CONSUMER STAPLES           11.6%
TECHNOLOGY                  8.1%
TRANSPORTATION              7.3%
BASIC MATERIALS             5.8%
UTILITIES                   2.9%
HEALTH CARE                 1.5%
BANKING                     1.0%

* RETURNS DO NOT INCLUDE ANY INITIAL OR CONTINGENT DEFERRED SALES CHARGES. THE LIPPER SMALL-CAP FUNDS AVERAGE IS BASED ON THE TOTAL RETURN OF 96 FUNDS. THE RUSSELL 2000 INDEX IS UNMANAGED. INVESTORS CANNOT INVEST DIRECTLY IN INDEXES. THE ANNUALIZED RETURN FOR THE CLASS B SHARES SINCE THEIR INCEPTION ON 4/8/96 IS 9.2%. THE ANNUALIZED RETURN FOR THE CLASS C SHARES SINCE THEIR INCEPTION ON 2/4/92 IS 9.6%. SMALL-CAP INVESTING INVOLVES ADDED RISKS, INCLUDING GREATER PRICE VOLATILITY, LESS LIQUIDITY AND INCREASED COMPETITIVE THREAT.

+ THE PERIOD MEASURED IS FROM 10/10/91 DUE TO LIPPER'S WEEKLY DATA.

- FOR PURPOSES OF DETERMINING ASSET MIX, THE FUND'S STOCK FUTURES POSITION IS TREATED AS REDUCING (OR INCREASING) STOCK EXPOSURE AND INCREASING (OR REDUCING) CASH. FUTURES INVOLVE MARKET RISK IN EXCESS OF THEIR COST, AND MAY ENTAIL CORRELATION AND LIQUIDITY RISKS.

** PERCENTAGE OF THE STOCK PORTION OF THE FUND ONLY; DOES NOT TAKE INTO
   ACCOUNT THE FUND'S CASH OR FUTURES POSITION. SINCE THE PORTFOLIO IS ACTIVELY MANAGED, ITS HOLDINGS ARE SUBJECT TO CHANGE.

PHOENIX-ZWEIG FOREIGN EQUITY FUND

A FLEXIBLE APPROACH TO INTERNATIONAL
(NON-U.S.) STOCKS


[PHOTO]  PORTFOLIO MANAGER         Carlton Neel
         ASSETS AS OF 6/30/99      $ 8.0 million

-------------------------------------------------------------------------------

SYMBOLS               ZFEAX          ZFEBX          ZFECX
INCEPTION DATE        11/21/97       11/21/97       11/21/97
CUSIP                 719167884      719167801      719167702

For the first half of 1999, the fund's Class A Shares returned 10.6%, versus the 7.4% earned by the Lipper International Fund Average and the 4.7% returned by the Morgan Stanley World (excluding U.S.) Index. The Class B and C Shares (which have no initial sales charge but bear higher expenses) returned 10.2% and 10.1%, respectively. For the second quarter, the Class A Shares returned 6.0%, versus the 5.6% earned by the Lipper International Fund Average and the 3.0% returned by the MSCI World (ex. U.S.) Index. The Class B and C Shares both returned 5.8%.

We hold a significant position in Japanese stocks, and are bullish on that country's prospects. The Nikkei recently passed the psychologically important level of 18,000--a new high for the year. The Japanese government seems to be addressing Japan's economic woes. Japanese small-cap stocks are up more than 100% for the first six months of the year. In general, small caps lead a market rally, so we view their rise as a positive sign.

Hong Kong and Singapore have experienced solid performance for the year to date. The Asian crisis appears to have abated, as investors are increasing their positions in Asia.

Among European stock markets, we earned good returns in France, Germany, Italy, and Spain. The U.K. markets are experiencing strong momentum, as well. We are slightly concerned that it will be difficult for the European central bank to lower interest rates in the near future. The euro is experiencing weakness, and the recent rate hike by the U.S. Federal Reserve make a rate cut in Europe less likely. This could put a damper on future increases in European bourses.

The fund is invested in Australia and Canada, two countries that are rather sensitive to commodity price cycles. Commodity prices worldwide are on the rise. As a result, our positions in these countries have performed well.

The portfolio has been hedged back into the U.S. dollar most of the year. We believe that stronger economic conditions in the U.S. and abroad will continue to favor the U.S. dollar.

PERFORMANCE annualized since inception (11/21/97)*


PHOENIX-ZWEIG FOREIGN EQUITY FUND A SHARES      13.2%
LIPPER INTERNATIONAL FUND AVERAGE+              22.9%
MORGAN STANLEY WORLD (EXCLUDING U.S.) INDEX     13.9%

Avg. Market Exposure 70%

PERFORMANCE after all charges and expenses

                 Inception date      Since inception      1 year
A SHARES         11/21/97             9.3%                0.7%
B SHARES         11/21/97             9.6%                0.6%
C SHARES         11/21/97            12.4%                4.4%


ASSET MIXES for 1999-
January 1        Stocks 78%          Cash 22%
June 30          Stocks 54%          Cash 46%

COUNTRY ALLOCATIONS as of 6/30/99**
                           Stocks
JAPAN                      14.5%
FRANCE                      3.8%
GERMANY                     3.5%
UNITED KINGDOM              3.4%
SPAIN                       3.1%
SOUTH AFRICA                2.8%
CANADA                      2.7%
SWEDEN                      2.6%
HONG KONG                   2.5%
NETHERLANDS                 2.4%
MEXICO                      2.3%
FINLAND                     2.0%
SWITZERLAND                 2.0%
SINGAPORE                   1.9%
NEW ZEALAND                 1.8%
AUSTRALIA                   1.3%
ITALY                       0.8%
MALAYSIA                    0.6%
BELGIUM                     0.1%
TOTAL                      54.1%

* RETURNS DO NOT INCLUDE ANY INITIAL OR CONTINGENT DEFERRED SALES CHARGES.
  THE LIPPER INTERNATIONAL FUNDS AVERAGE IS BASED ON THE TOTAL RETURN OF 504 FUNDS WITHOUT CONSIDERING ANY SALES CHARGES. THE Morgan Stanley World (excluding U.S.) Index is unmanaged. INVESTORS CANNOT INVEST DIRECTLY IN INDEXES. THE ANNUALIZED RETURN FOR THE CLASS B SHARES AND THE CLASS C SHARES SINCE THEIR INCEPTION ON 11/21/97 IS 12.5% AND 12.4%, RESPECTIVELY. FOREIGN INVESTING INVOLVES SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND POLITICAL UNCERTAINTY.

+  THE PERIOD MEASURED IS FROM 11/26/97 DUE TO
   LIPPER'S WEEKLY DATA.

-  FOR PURPOSES OF DETERMINING ASSET MIX, THE FUND'S   STOCK FUTURES POSITION
   IS TREATED AS REDUCING (OR INCREASING) STOCK EXPOSURE AND INCREASING (OR REDUCING) CASH. FUTURES INVOLVE MARKET RISK IN EXCESS OF THEIR COST, AND MAY ENTAIL CORRELATION AND LIQUIDITY RISKS.

** SINCE THE PORTFOLIO IS ACTIVELY MANAGED, ITS HOLDINGS ARE SUBJECT TO
   CHANGE.

PHOENIX-ZWEIG GOVERNMENT FUND

MONTHLY INCOME FROM U.S. GOVERNMENT SECURITIES


[PHOTO] PORTFOLIO MANAGER      Carlton Neel
        ASSETS AS OF 6/30/99   $40.3 million
-------------------------------------------------------------------------------

SYMBOLS           ZGVAX            ZGVBX            ZGVCX
INCEPTION DATE    3/25/85          4/8/96           2/4/92
CUSIP             719167207        719167736        719167629


For the first half of 1999, the Class A Shares declined 2.5%, matching the 2.5% decline of the Lipper U.S. Government Fund Average and the -2.3% returned by the Lehman Government Bond Index. The Class B and C Shares (which have no initial sales charge but bear higher expenses) declined 2.9% and 2.8%, respectively. For the second quarter, the Class A Shares returned -0.7%, versus the -1.4% earned by the Lipper U.S. Government Fund Average and the -0.9% returned by the Lehman Government Bond Index. The Class B and C Shares both returned -0.8%.

For the six months ending June 30, 1999, the 30 year Treasury bond--the
"long bond"--moved from a yield of 5.10% in January to a yield above 6%.
This increase in rates reflects the rather robust economic conditions the U.S. is experiencing, as well as the inflation concerns that growth produces.

Throughout the first half of the year, our models deteriorated based on rising commodity prices, a higher-than-expected Consumer Price Index, and poor bond market momentum. Furthermore, bond market sentiment has been quite positive all year--something that we view as a negative sign.

As a result, the duration--sensitivity to changes in interest rates--of our U.S. bond portfolio is near one of its lows for the year. We remain concerned that high commodity prices combined with robust employment and economic growth may eventually lead to price pressures and higher inflation. We believe these developments would further damage the bond market.

Although the Federal Reserve raised interest rates on June 30, it announced that it no longer had a bias to tighten money supply. The bond market rallied on the news, but less than might have been expected given such a positive development. The bond market may be under further pressure for two reasons. It appears there is little bond money waiting on the sidelines to enter the market, and economic news continues to be strong, fueling inflation fears.

PERFORMANCE annualized since inception (3/25/85)*

PHOENIX-ZWEIG GOVERNMENT FUND A SHARES              6.2%
LIPPER U.S. GOV'T. FUND AVERAGE+                    7.9%
LEHMAN GOVERNMENT BOND INDEX+                       9.2%

PERFORMANCE after all charges and expenses

            Inception date    Since inception    5 year    1 year
A SHARES       3/25/85**           5.7%           4.5%     -2.1%
---------------------------------------------- --------- ---------
B SHARES        4/8/96             4.2%           N/A      -3.1%
---------------------------------------------- --------- ---------
C SHARES        2/4/92             5.0%           5.0%      1.0%

PHOENIX-ZWEIG GOVERNMENT CASH FUND

The annualized net yield of Phoenix-Zweig Government Cash Fund for the year-to-date through June 30, 1999 was 4.23% for Class A and C Shares, 3.53% for Class B Shares, and 4.47% for Class M Shares.

 * RETURNS DO NOT INCLUDE ANY INITIAL OR CONTINGENT DEFERRED SALES CHARGES. THE LIPPER U.S. GOVERNMENT BOND FUNDS AVERAGE IS BASED ON THE TOTAL RETURN OF 16 FUNDS. THE LEHMAN GOVERNMENT BOND INDEX IS UNMANAGED. INVESTORS CANNOT INVEST DIRECTLY IN INDEXES. THE ANNUALIZED RETURN FOR THE CLASS B SHARES SINCE THEIR INCEPTION ON 4/8/96 IS 5.2%. THE ANNUALIZED RETURN FOR THE CLASS C SHARES SINCE THEIR INCEPTION ON 2/4/92 IS 5.0%.

 + THE PERIOD MEASURED IS FROM 3/31/85 DUE TO LIPPER'S WEEKLY DATA.

** ZWEIG/GLASER ADVISERS ASSUMED RESPONSIBILITY FOR MANAGING THE FUND ON
   SEPTEMBER 1, 1989.

PHOENIX-ZWEIG GROWTH & INCOME FUND


A FLEXIBLE APPROACH TO GROWTH STOCKS AND HIGH DIVIDEND STOCKS


[PHOTO]  PORTFOLIO MANAGER           David Katzen
         ASSETS AS OF 6/30/99        $ 28.9 million

-------------------------------------------------------------------------------

SYMBOLS               ZGIAX          ZGIBX          ZGICX
INCEPTION DATE        11/26/96       11/26/98       11/26/98
CUSIP                 719167777      719167785      719167793


For the first half of 1999, the fund's Class A Shares returned 2.2%, versus the 10.9% earned by the Lipper Growth & Income Fund Average and the 12.4% returned by the S&P 500 Index. The Class B and C Shares (which have no initial sales charge but bear higher expenses) returned 1.9% and 2.0%, respectively. For the second quarter, the Class A Shares returned 8.7%, versus the 9.0% earned by the Lipper Growth & Income Fund Average and the 7.1% returned by the S&P 500. The Class B and C Shares returned 8.5% and 8.6%, respectively.

During the first quarter, the high dividend-yield segment of the fund dampened our returns, as these stocks were overlooked by the market. What's more, the growth portion of our fund, which incorporates a valuation element, held us back as well. Because they carried enormous price/earnings ratios that far exceeded their historical valuations, we did not hold the largest, fastest-growing stocks that dominated the market.

In the second quarter, however, yield stocks began to outperform growth stocks. The income part of the portfolio saw better returns than it had in nearly five quarters. In addition, the smaller, undervalued names we own in the growth portfolio came into favor from April through June. Thus, the growth portion of the portfolio beat its benchmark on an equity-only basis for the second quarter. Our avoidance of growth stocks with high P/E ratios helped our relative performance in the second quarter.

Size seemed to matter less during the quarter, as for the first time since late 1997, there was no advantage to be gained by capitalization-weighting a portfolio, that is, counting the returns of large stocks more than the returns of small stocks. This helped us, as the fund's median market cap was $2.4 billion, which is at the low end of the range for our mid-cap fund peers.

Our utilities holdings suffered during the first quarter from the perception that these stocks are a value-oriented investment. In the second quarter, however, the utilities performed well, benefiting in particular from consolidation in that industry.

PERFORMANCE annualized since inception (11/26/96)*

PHOENIX-ZWEIG GROWTH & INCOME FUND A SHARES       8.8%
LIPPER GROWTH & INCOME FUND AVERAGE+             20.0%
S&P 500 INDEX                                    27.7%

Avg. Market Exposure 77%

PERFORMANCE after all charges and expenses

                 Inception date      Since inception      1 year
A SHARES         11/26/96             6.4%                -10.7%
B SHARES         11/26/96             6.8%                -10.9%
C SHARES         11/26/96             8.0%                 -7.3%

ASSET MIXES for 1999-
January 1        Stocks 86%          Cash 14%
June 30          Stocks 59%          Cash 41%

TOP INDUSTRY GROUPS as of 6/30/99**

CONSUMER CYCLICAL          23.8%
NON-BANK FINANCIAL         18.7%
CAPITAL GOODS              16.0%
UTILITIES                  12.3%
BASIC MATERIALS             9.3%
TECHNOLOGY                  6.6%
CONSUMER STAPLES            4.5%
TRANSPORTATION              3.7%
ENERGY                      2.2%
HEALTH CARE                 1.7%

* RETURNS DO NOT INCLUDE ANY INITIAL OR CONTINGENT DEFERRED SALES CHARGES. THE LIPPER GROWTH & INCOME FUNDS AVERAGE IS BASED ON THE TOTAL RETURN OF 577 FUNDS. THE S&P 500 INDEX IS UNMANAGED. INVESTORS CANNOT INVEST DIRECTLY IN INDEXES. THE ANNUALIZED RETURN FOR BOTH THE CLASS B SHARES AND THE CLASS C SHARES SINCE THEIR INCEPTION ON 11/26/96 IS 8.0%.

+  THE PERIOD MEASURED IS FROM 11/27/96 DUE TO LIPPER'S WEEKLY DATA.

- FOR PURPOSES OF DETERMINING ASSET MIX, THE FUND'S STOCK FUTURES POSITION IS TREATED AS REDUCING (OR INCREASING) STOCK EXPOSURE AND INCREASING (OR REDUCING) CASH. FUTURES INVOLVE MARKET RISK IN EXCESS OF THEIR COST, AND MAY ENTAIL CORRELATION AND LIQUIDITY RISKS.

** PERCENTAGE OF THE STOCK PORTION OF THE FUND ONLY; DOES NOT TAKE INTO
   ACCOUNT THE FUND'S CASH OR FUTURES POSITION. SINCE THE PORTFOLIO IS ACTIVELY MANAGED, ITS HOLDINGS ARE SUBJECT TO CHANGE.

PHOENIX-ZWEIG MANAGED ASSETS


A FLEXIBLE APPROACH TO DOMESTIC AND
FOREIGN STOCKS AND BONDS


[PHOTO]  PORTFOLIO MANAGER        Carlton Neel
         ASSETS AS OF 6/30/99     $ 570 million
-------------------------------------------------------------------------------

SYMBOLS               ZMAAX          ZMABX          ZMACX
INCEPTION DATE        2/8/93         4/8/96         2/8/93
CUSIP                 719167652      719167744      719167660

For the first half of 1999, the fund's Class A Shares returned 4.9%, versus the 6.2% earned by the Lipper Global Flexible Fund Average. The Class B and C Shares (which have no initial sales charge but bear higher expenses) both returned 4.5%. For the second quarter, the Class A Shares returned 3.6%, versus the 4.7% earned by the Lipper Global Flexible Fund Average. The Class B and C Shares both returned 3.4%.

Although we have been cautious on U.S. stocks all year, we believe our stock selection has been excellent. Our approach--screening for top-performing industry groups, and then choosing individual stocks within those groups--has helped us outperform the S&P 500 on an equity-only basis for the six months.

Overseas, we are quite bullish on Japanese stocks. The Nikkei recently passed the psychologically important level of 18,000--a new high for the year. The Japanese government seems to be addressing that country's economic woes, and the market is responding favorably.

Among European stock markets, we earned good returns in France, Germany, Italy, and Spain.

After the Fed's announcement that it no longer had a bias to tighten money supply, U.S. bonds rallied, but less than might have been expected. The bond market may be under further pressure from a strengthening economy. The duration--sensitivity to changes in interest rates--of our U.S. bond portfolio is near one of its lows for the year.

Foreign bonds have been mired in a weak trading pattern all year, and we have gradually cut back our holdings. We believe it will be difficult for the European central bank to lower rates given the weakness of the euro and the U.S. Fed hike. We own some Australian and Canadian bonds, which have somewhat better yields than the European bonds.

The euro and the yen do not look as promising to us as the North American currencies. As a result, we hedged our foreign holdings back into U.S. dollars for most of the year.

PERFORMANCE annualized since inception (2/8/93)*

PHOENIX-ZWEIG MANAGED ASSETS A SHARES         10.8%
LIPPER GLOBAL FLEXIBLE FUND AVERAGE+          11.1%

Avg. Market Exposure 39% Stocks, 33% Bonds

PERFORMANCE after all charges and expenses

                 Inception date      Since inception      5 year       1 year
A SHARES          2/8/93              9.9%                10.8%        2.9%
B SHARES          4/8/96             12.1%                 N/A         2.7%
C SHARES          2/8/93             10.1%                11.3%        6.8%

ASSET MIXES for 1999-
January 1        Stocks 54%          Cash 9%              Bonds 37%
June 30          Stocks 39%          Cash 36%             Bonds 25%

COUNTRY ALLOCATIONS as of 6/30/99**
                           STOCKS          BONDS
UNITED STATES              18.7%           12.2%
AUSTRALIA                   1.6%            0.0%
FINLAND                     0.0%            0.9%
FRANCE                      2.1%            1.6%
GERMANY                     2.1%            1.6%
ITALY                       1.0%            0.8%
JAPAN                       4.7%            0.0%
NETHERLANDS                 0.0%            1.0%
SPAIN                       2.1%            1.4%
SWEDEN                      1.3%            0.0%
UNITED KINGDOM              2.0%            2.5%
OTHER                       3.2%            2.6%
TOTAL                      38.8%           24.6%

* RETURNS DO NOT INCLUDE ANY INITIAL OR CONTINGENT DEFERRED SALES CHARGES. THE LIPPER GLOBAL FLEXIBLE FUNDS AVERAGE IS BASED ON THE TOTAL RETURN OF 16 FUNDS. THE MORGAN STANLEY AND SALOMON INDEXES ARE UNMANAGED. INVESTORS CANNOT INVEST DIRECTLY IN INDEXES. THE ANNUALIZED RETURN FOR THE CLASS B SHARES SINCE THEIR INCEPTION ON 4/8/96 IS 13.2%. THE ANNUALIZED RETURN FOR THE CLASS C SHARES SINCE THEIR INCEPTION ON 2/8/93 IS 10.1%. FOREIGN INVESTING INVOLVES SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND POLITICAL UNCERTAINTY.

+  The period measured is from 2/11/93 due to Lipper's weekly data.

- FOR PURPOSES OF DETERMINING ASSET MIX, THE FUND'S STOCK FUTURES POSITION IS TREATED AS REDUCING (OR INCREASING) STOCK EXPOSURE AND INCREASING (OR REDUCING) CASH. FUTURES INVOLVE MARKET RISK IN EXCESS OF THEIR COST, AND MAY ENTAIL CORRELATION AND LIQUIDITY RISKS.

** SINCE THE PORTFOLIO IS ACTIVELY MANAGED, ITS HOLDINGS ARE SUBJECT TO
   CHANGE.

PHOENIX-ZWEIG STRATEGY FUND

A FLEXIBLE APPROACH TO MID-SIZED AND LARGE-COMPANY STOCKS

[PHOTO]  PORTFOLIO MANAGER       David Katzen
         ASSETS AS OF 6/30/99    $661.2 million
-----------------------------------------------------------------

SYMBOLS            ZSTAX           ZSTBX            ZSTCX
INCEPTION DATE     12/29/89        4/8/96           2/4/92
CUSIP              719167561       719167769        719167587

For the first half of 1999, the fund's Class A Shares returned 3.2%, versus the 11.7% earned by the Lipper Growth Fund Average and the 12.4% returned by the S&P 500 Index. The Class B and C Shares (which have no initial sales charge but bear higher expenses) both returned 2.8%. For the second quarter, the Class A Shares returned 5.5%, versus the 7.1% earned by both the Lipper Growth Fund Average and the S&P 500. The Class B and C Shares both returned 5.3%.

During the first quarter, the trends that dominated 1998 continued. The S&P 500 far outstripped active managers, fueled by roughly 20 stocks with a median price/earnings ratio north of 50. Our value-conscious stock picking style was out of favor.

During the second quarter, the market underwent a reversal. Investors began to question whether the handful of stocks that had led the market deserved such enormous valuations. From April through June, many of these stocks underperformed. The market turned its attention to several deep cyclical and commodity-based industry groups, such as chemicals, base metals, manufacturing, and paper companies. This was spurred by the stabilization of world markets, particularly in Japan, and continuing strength in our own business environment.

Our returns in the second quarter showed real improvement over the previous five quarters, as we beat the S&P 500 on an equity-only basis. While we benefited from the broadening of the market, the impact of this was somewhat constrained because the strong group rotation was motivated not by attractive fundamentals, but by investors' rush to make a macro bet on the economy and inflation. We do not buy stocks simply because of economic prognostications. Our discipline, instead, is to consider both growth and value factors in assessing a stock. We remain committed to our stock selection style, as discipline is the best recipe for long-term success.

PERFORMANCE annualized since inception (12/29/89)*

PHOENIX-ZWEIG STRATEGY FUND A SHARES      10.4%
LIPPER GROWTH FUND AVERAGE+               16.0%
S&P 500 INDEX                             18.2%

AVG. MARKET EXPOSURE 69%

PERFORMANCE after all charges and expenses

             Inception date     Since inception     5 year     1 year
A SHARES        12/29/89             9.7%            9.9%      -11.7%
------------------------------------------------- ---------- ----------
B SHARES         4/8/96              6.6%            N/A       -11.9%
------------------------------------------------- ---------- ----------
C SHARES         2/4/92              8.3%           10.4%       -8.4%

ASSET MIXES for 1999-

January 1     Stocks 88%     Cash 12%
June 30       Stocks 58%     Cash 42%

TOP INDUSTRY GROUPS as of 6/30/99**

CONSUMER CYCLICAL         24.0%
NON-BANK FINANCIAL        17.1%
UTILITIES                 12.3%
CAPITAL GOODS             10.4%
TECHNOLOGY                 9.9%
CONSUMER STAPLES           6.5%
BASIC MATERIALS            6.1%
TRANSPORTATION             4.0%
HEALTH CARE                3.2%
BANKING                    2.8%

 * RETURNS DO NOT INCLUDE ANY INITIAL OR CONTINGENT DEFERRED SALES CHARGES. THE LIPPER GROWTH FUNDS AVERAGE IS BASED ON THE TOTAL RETURN OF 181 FUNDS. THE S&P 500 INDEX IS UNMANAGED. INVESTORS CANNOT INVEST DIRECTLY IN INDEXES. THE ANNUALIZED RETURN FOR THE CLASS B SHARES SINCE THEIR INCEPTION ON 4/8/96 IS 7.6%. THE ANNUALIZED RETURN FOR THE CLASS C SHARES SINCE THEIR INCEPTION ON 2/4/92 IS 9.7%.

 + THE PERIOD MEASURED IS FROM 12/31/89 DUE TO LIPPER'S WEEKLY DATA.

 - FOR PURPOSES OF DETERMINING ASSET MIX, THE FUND'S STOCK FUTURES POSITION IS TREATED AS REDUCING (OR INCREASING) STOCK EXPOSURE AND INCREASING
   (OR REDUCING) CASH. FUTURES INVOLVE MARKET RISK IN EXCESS OF THEIR
   COST, AND MAY ENTAIL CORRELATION AND LIQUIDITY RISKS.

** PERCENTAGE OF THE STOCK PORTION OF THE FUND ONLY; DOES NOT TAKE INTO
   ACCOUNT THE FUND'S CASH OR FUTURES POSITION. SINCE THE PORTFOLIO IS ACTIVELY MANAGED, ITS HOLDINGS ARE SUBJECT TO CHANGE.

PHOENIX-ZWEIG APPRECIATION FUND
STATEMENT OF NET ASSETS AS OF JUNE 30, 1999 (UNAUDITED)

                                               NUMBER              VALUE
                                            OF SHARES           (NOTE 3)
   ------------------------------------------------------------------
COMMON STOCKS: 55.48%
AEROSPACE AND DEFENSE: 1.61%
AAR Corp................................       23,000     $      521,812
Alliant Techsystems Inc.................          700             60,550
Aviation Sales Co.......................       15,700            620,150
BE Aerospace, Inc.......................      116,900          2,184,569
Cordant Technologies Inc................       21,500            971,531
Curtiss-Wright Corp.....................        5,000            194,375
Moog Inc., Class A......................       13,600            467,500
Newport News Shipbuilding and Dry Dock
  Co....................................       12,100            356,950
Sequa Corp..............................        1,790            125,300
                                                          --------------
                                                               5,502,737
                                                          --------------
AGRICULTURAL PRODUCTS: 0.30%
Corn Products International Inc.........        4,100            124,794
Universal Corp..........................       31,400            892,938
                                                          --------------
                                                               1,017,732
                                                          --------------
AIR FREIGHT: 0.56%
CNF Transportation Inc..................       49,800          1,911,075
                                                          --------------

AIRLINES: 1.28%
Alaska Air Group Inc....................       13,200            551,100
America West Holdings...................       71,700          1,353,337
Amtran Inc..............................       25,300            623,012
Midwest Express Holdings Inc............        8,850            300,900
Skywest, Inc............................       62,000          1,546,125
                                                          --------------
                                                               4,374,474
                                                          --------------
AUTO PARTS AND EQUIPMENT: 2.06%
Arvin Industries, Inc...................       43,900          1,662,713
Borg-Warner Automotive, Inc.............       22,329          1,228,095
Cooper Tire & Rubber Co.................       21,000            496,125
Intermet Corp...........................       61,500            930,187
Mark IV Industries, Inc.................        4,200             88,725
Meritor Automotive Inc..................       44,400          1,132,200
Tower Automotive Inc....................       59,300          1,508,444
                                                          --------------
                                                               7,046,489
                                                          --------------
AUTOMOBILES: 0.10%
Monaco Coach Corp.......................        7,950            336,384
                                                          --------------

BANKS - REGIONAL: 0.57%
Flagstar Bancorp Inc....................       37,300            941,825
Republic Bancorp Inc....................       65,800            999,338
                                                          --------------
                                                               1,941,163
                                                          --------------
BEVERAGES: 0.39%
Adolph Coors Co., Class B...............        3,700            183,150
Canandaigua Brands, Class A.............       22,000          1,153,625
                                                          --------------
                                                               1,336,775
                                                          --------------
BIOTECHNOLOGY: 0.17%
Liposome Co., Inc.......................       29,700            568,013
                                                          --------------

BUILDING MATERIALS: 0.83%
Elcor Corp..............................        9,100            397,556
Mestek, Inc.............................          700             15,400
NCI Building Systems Inc................       53,600          1,145,700
Nortek Inc..............................       31,700            992,606
Premdor Inc.............................        1,600             17,900
Simpson Manufacturing Co., Inc..........        5,500            261,250
                                                          --------------
                                                               2,830,412
                                                          --------------
CHEMICALS - SPECIALTY: 0.95%
Albemarle Corp..........................       22,700            524,938
H.B. Fuller Co..........................       13,900            950,413
Lubrizol Corp...........................        9,800            267,050
Spartech Corp...........................       39,400          1,246,025
Valspar Corp............................        1,300             49,400
W.R. Grace & Co.........................       11,300            207,637
                                                          --------------
                                                               3,245,463
                                                          --------------
COMMUNICATION EQUIPMENT: 0.28%
Commscope Inc...........................       31,600            971,700
                                                          --------------

                                               NUMBER              VALUE
                                            OF SHARES           (NOTE 3)
   ------------------------------------------------------------------

COMPUTER HARDWARE: 1.09%
Cybex Computer Products Corp............        5,500     $      153,312
Pinnacle Systems, Inc...................       45,700          1,536,662
Xircom Inc..............................       67,400          2,026,212
                                                          --------------
                                                               3,716,186
                                                          --------------
COMPUTER SERVICES: 0.07%
IMRglobal Corp..........................       11,900            229,075
                                                          --------------

COMPUTER SOFTWARE: 1.45%
American Management Systems.............       23,700            759,881
Avant Corp..............................       67,000            845,875
Jack Henry & Assoc., Inc................        5,900            231,575
Progress Software Corp..................       73,800          2,084,850
Sterling Software Inc...................       15,300            408,319
Symantec Corp...........................       24,600            627,300
                                                          --------------
                                                               4,957,800
                                                          --------------
COMPUTERS - NETWORKING: 0.37%
Transwitch Corp.........................       26,700          1,264,912
                                                          --------------

CONSTRUCTION - CEMENT AND AGGREGATES:
  1.61%
Centex Construction Products Inc........       76,444          2,608,651
Lone Star Industries, Inc...............       76,900          2,888,556
                                                          --------------
                                                               5,497,207
                                                          --------------
CONSUMER - JEWELRY, NOVELTY AND GIFTS:
  1.23%
Action Performance Companies, Inc.......       74,700          2,465,100
Fossil Inc..............................       35,700          1,726,988
                                                          --------------
                                                               4,192,088
                                                          --------------
CONSUMER FINANCE: 1.68%
AmeriCredit Corp........................       31,000            496,000
Doral Financial Corp....................      183,100          3,158,475
Healthcare Financial Partners Inc.......        3,100            106,175
Metris Companies Inc....................       14,900            607,175
PMI Group, Inc..........................       21,700          1,363,031
                                                          --------------
                                                               5,730,856
                                                          --------------
CONTAINERS - METAL AND GLASS: 0.38%
Ball Corp...............................       31,000          1,309,750
                                                          --------------

CONTAINERS AND PACKAGES - PAPER: 0.02%
Greif Bros Corp., Class A...............          700             17,850
Shorewood Packaging Corp................        3,300             60,844
                                                          --------------
                                                                  78,694
                                                          --------------
DISTRIBUTORS - FOOD AND HEALTH: 0.52%
Handleman Co............................       16,200            191,362
United Stationers Inc...................       71,800          1,579,600
                                                          --------------
                                                               1,770,962
                                                          --------------
DRUGS: 0.18%
Roberts Pharmaceutical Corp.............       25,200            611,100
                                                          --------------

ELECTRIC UTILITIES: 1.11%
IdaCorp Inc.............................        8,500            267,750
Minnesota Power & Light Co..............       47,700            948,038
Nevada Power Co.........................        9,100            227,500
Public Service Co. of New Mexico........       33,500            665,812
Rochester Gas & Electric Corp...........       42,200          1,120,937
Sierra Pacific Resources................       15,500            563,812
                                                          --------------
                                                               3,793,849
                                                          --------------
ELECTRICAL EQUIPMENT: 0.53%
Genlyte Group, Inc......................       45,400          1,018,662
Juno Lighting, Inc......................       24,300            607,500
SLI Inc.................................          400             10,800
Watsco, Inc.............................        9,800            160,475
                                                          --------------
                                                               1,797,437
                                                          --------------
ENGINEERING AND CONSTRUCTION: 0.96%
Dycom Industries Inc....................       54,200          3,035,200
Jacobs Engineering Group Inc............        2,600             98,800
URS Corp................................        4,800            140,700
                                                          --------------
                                                               3,274,700
                                                          --------------

                                               NUMBER              VALUE
                                            OF SHARES           (NOTE 3)
   ------------------------------------------------------------------
FINANCIAL - DIVERSIFIED: 3.10%
Avis Rent A Car Inc.....................       41,100     $    1,197,038
Bradley Real Estate, Inc................       20,000            415,000
Brandywine Realty Trust.................       21,900            433,894
Camden Property Trust...................          500             13,875
Carramerica Realty Corp.................        2,700             67,500
Catellus Development Corp...............       21,800            337,900
CBL & Associates Properties, Inc........       83,900          2,212,863
Cornerstone Properties Inc..............        3,800             60,325
Developers Diversified Realty Corp......        1,000             16,625
Essex Property Trust, Inc...............        6,700            237,013
Federal Realty Investment Trust.........        1,900             43,581
Franchise Finance Corp. of America......          700             15,400
General Growth Properties, Inc..........        8,500            301,750
Health Care Reit, Inc...................        7,600            176,700
Healthcare Realty Trust Inc.............          900             18,900
Innkeepers USA Trust....................       44,100            441,000
Liberty Financial Companies, Inc........       19,250            560,656
Liberty Property Trust..................       39,500            982,563
Macerich Co.............................          700             18,375
McGrath Rentcorp........................       15,500            310,000
MGI Properties..........................        3,700            104,525
Pacific Gulf Properties Inc.............        1,700             38,463
Pan Pacific Retail Properties Inc.......       28,300            548,313
Prentiss Properties Trust...............       10,300            242,050
Reckson Associates Realty Corp..........       10,200            239,700
Rental Service Corp.....................       21,500            615,438
Rouse Co................................        2,300             58,363
SEI Investments Co......................        3,600            317,700
Taubman Centers, Inc....................        6,900             90,994
Trinet Corporate Realty Trust Inc.......        6,700            185,506
U.S. Trust Corp.........................        3,100            286,750
                                                          --------------
                                                              10,588,760
                                                          --------------
FOODS: 1.93%
Earthgrains Co..........................       51,800          1,337,088
Fresh Del Monte Produce Inc.............       11,000            155,375
IBP, Inc................................       28,400            674,500
Pilgrim's Pride Corp....................       98,100          2,943,000
Smithfield Foods, Inc...................       44,000          1,471,250
                                                          --------------
                                                               6,581,213
                                                          --------------
FOOTWEAR: 0.02%
Timberland Co., Class A.................          900             61,256
                                                          --------------

HARDWARE AND TOOLS: 0.04%
Scotts Co...............................        2,600            123,825
                                                          --------------
HEALTH CARE - DIVERSIFIED: 0.02%
Medicis Pharmaceutical Corp.............        3,100             78,663
                                                          --------------

HEALTH CARE - SPECIAL SERVICES: 0.06%
Hanger Orthopedic Group, Inc............        4,700             66,681
Lincare Holdings Inc....................        5,100            127,500
                                                          --------------
                                                                 194,181
                                                          --------------
HOMEBUILDING: 1.92%
Castle & Cooke Inc......................       13,700            241,463
Champion Enterprises Inc................       15,700            292,413
Clayton Homes, Inc......................       17,000            194,438
Crossmann Communities, Inc..............        7,000            203,438
Del Webb Corp...........................       26,300            627,913
Kaufman & Broad Home Corp...............       34,400            855,700
Lennar Corp.............................       10,500            252,000
M.D.C. Holdings, Inc....................       11,900            255,850
NVR, Inc................................        5,600            292,250
Pulte Corp..............................       79,200          1,826,550
Ryland Group, Inc.......................       13,600            403,750
Standard Pacific Corp...................       47,100            609,356
Toll Brothers Inc.......................        4,700            100,756
U.S. Home Corp..........................       11,229            398,629
                                                          --------------
                                                               6,554,506
                                                          --------------
HOSPITALS AND MANAGED CARE: 0.42%
Ameripath, Inc..........................       27,100            233,738
                                               NUMBER              VALUE
                                            OF SHARES           (NOTE 3)
   ------------------------------------------------------------------
Trigon Healthcare Inc...................       16,200     $      589,275
Universal Health Services, Inc., Class
  B.....................................       12,800            611,200
                                                          --------------
                                                               1,434,213
                                                          --------------
HOTELS AND GAMING: 0.14%
Extended Stay America Inc...............        4,500             54,000
GTECH Holdings Corp.....................        4,000             94,250
Mandalay Resort Group...................       15,500            327,438
                                                          --------------
                                                                 475,688
                                                          --------------
HOUSEHOLD FURNISHINGS: 1.49%
Ethan Allen Interiors Inc...............       70,900          2,676,475
Furniture Brands International, Inc.....       69,500          1,937,313
La-Z-Boy Inc............................        8,600            197,800
Mohawk Industries Inc...................        7,700            233,888
O'Sullivan Industries Holdings, Inc.....        3,400             57,800
                                                          --------------
                                                               5,103,276
                                                          --------------
HOUSEWARES AND HOUSEHOLD PRODUCTS: 0.03%
Church & Dwight Co., Inc................        2,000             87,000
                                                          --------------

INSURANCE - LIFE AND HEALTH: 0.42%
Delphi Financial Group, Inc., Class A...       11,971            429,460
FBL Financial Group Inc., Class A.......       13,000            253,500
Hartford Life Inc., Class A.............        9,800            515,725
National Western Life Insurance Co.,
  Class A...............................        1,000             96,250
UICI....................................        4,800            132,600
                                                          --------------
                                                               1,427,535
                                                          --------------
INSURANCE - MULTI-LINE: 0.09%
Nationwide Financial Services, Class
  A.....................................        6,900            312,225
                                                          --------------

INSURANCE - PROPERTY AND CASUALTY: 2.10%
Alleghany Corp..........................        5,640          1,043,400
Financial Security Assurance Holdings
  Ltd...................................       35,400          1,840,800
Foremost Corp. of America...............        1,200             26,400
HCC Insurance Holdings, Inc.............          900             20,419
Medical Assurance Inc...................        4,326            122,209
Radian Group Inc........................       72,330          3,530,608
Stewart Information Services Corp.......       20,600            435,175
XL Capital Ltd..........................        2,928            165,432
                                                          --------------
                                                               7,184,443
                                                          --------------
INSURANCE BROKERS: 0.16%
E.W. Blanch Holdings Inc................        3,400            231,838
Hooper Holmes Inc.......................       15,300            311,737
                                                          --------------
                                                                 543,575
                                                          --------------
INVESTMENT BANKING AND BROKERAGE: 0.07%
Legg Mason, Inc.........................        6,100            234,850
                                                          --------------

IRON AND STEEL: 0.02%
Roanoke Electric Steel Corp.............        4,800             83,400
                                                          --------------

LEISURE TIME - PRODUCTS: 0.60%
Acclaim Entertainment Inc...............       73,100            466,013
Callaway Golf Co........................       10,800            157,950
Coachmen Industries, Inc................        1,100             25,575
National R.V. Holdings Inc..............       25,800            625,650
Score Board Inc.........................          786                 25
Thor Industries Inc.....................       10,100            286,587
Winnebago Industries, Inc...............       21,000            472,500
                                                          --------------
                                                               2,034,300
                                                          --------------
MACHINERY: 3.05%
Avondale Industries, Inc................       70,900          2,765,100
Gardner Denver Machinery, Inc...........       18,600            299,925
General Cable Corp......................        8,500            136,000
Manitowoc Company, Inc..................       26,225          1,091,616
Metals USA Corp.........................       78,900          1,005,975
Milacron Inc............................        2,700             49,950
Motivepower Industries Inc..............      127,300          2,291,400
Mueller Industries, Inc.................        5,100            173,081
Specialty Equipment Companies Inc.......       13,500            397,406

PHOENIX-ZWEIG APPRECIATION FUND
STATEMENT OF NET ASSETS AS OF JUNE 30, 1999 (UNAUDITED)

                                               NUMBER              VALUE
                                            OF SHARES           (NOTE 3)
   ------------------------------------------------------------------
MACHINERY: (continued)
Tecumseh Products Co., Class A..........       24,300     $    1,471,669
Varlen Corp.............................       17,900            724,950
                                                          --------------
                                                              10,407,072
                                                          --------------
MANUFACTURING - DIVERSIFIED: 1.02%
Carlisle Companies Inc..................        7,700            370,562
Crane Co................................        3,300            103,744
GenCorp Inc.............................        1,700             42,925
Myers Industries, Inc...................        9,300            186,000
Thomas Industries Inc...................       49,490          1,014,545
Tredegar Industries Inc.................       47,200          1,026,600
Trinity Industries, Inc.................       19,500            653,250
United Dominion Industries Ltd..........        1,300             31,525
Valhi, Inc..............................        3,300             36,713
                                                          --------------
                                                               3,465,864
                                                          --------------
MANUFACTURING - SPECIALIZED: 2.16%
Astec Industries, Inc...................       27,900          1,136,925
Briggs & Stratton Corp..................       14,100            814,275
CTS Corp................................       39,100          2,737,000
Donaldson Company, Inc..................        3,200             78,400
JLG Industries, Inc.....................       12,500            254,687
Reliance Steel & Aluminum Co............       27,900          1,088,100
York International Inc..................       29,600          1,267,250
                                                          --------------
                                                               7,376,637
                                                          --------------
NATURAL GAS: 0.33%
Equitable Resources, Inc................        8,700            328,425
Southwest Gas Corp......................       27,200            778,600
                                                          --------------
                                                               1,107,025
                                                          --------------
OFFICE EQUIPMENT AND SUPPLIES: 0.15%
Polycom Inc.............................       10,500            409,500
Wallace Computer Service Inc............        4,500            112,500
                                                          --------------
                                                                 522,000
                                                          --------------
OIL AND GAS - EXPLORATION AND
  PRODUCTION: 0.05%
Murphy Oil Corp.........................        3,800            185,488
                                                          --------------
PAPER AND FOREST PRODUCTS: 0.29%
Chesapeake Corp.........................        1,900             71,131
MacMillan Bloedel Ltd...................       51,900            934,200
                                                          --------------
                                                               1,005,331
                                                          --------------
PHOTOGRAPHY AND IMAGING: 0.35%
Imation Corp............................        6,600            163,762
Lason Inc...............................       21,000          1,042,125
                                                          --------------
                                                               1,205,887
                                                          --------------
POWER PRODUCERS - INDEPENDENT: 0.15%
Calpine Corp............................        9,700            523,800
                                                          --------------
RAILROADS: 0.08%
Florida East Coast Industries Inc.......        6,300            278,775
                                                          --------------

RESTAURANTS: 1.96%
Bob Evans Farms, Inc....................       21,500            427,312
Brinker International Inc...............       56,700          1,541,531
CEC Entertainment Inc...................        8,100            342,225
Foodmaker, Inc..........................       98,300          2,789,263
Ruby Tuesday, Inc.......................       31,500            598,500
Ryan's Family Steak Houses, Inc.........       85,300            991,612
                                                          --------------
                                                               6,690,443
                                                          --------------
RETAIL: 0.28%
99 Cents Only Stores....................          800             39,950
Ames Dept Stores, Inc...................        3,600            164,250
BJ's Wholesale Club, Inc................       11,800            354,738
Neiman Marcus Group.....................        1,400             35,962
Shopko Stores Inc.......................        9,800            355,250
                                                          --------------
                                                                 950,150
                                                          --------------
RETAIL - APPAREL: 2.08%
American Eagle Outfitters, Inc..........       39,600          1,801,800
Ann Taylor Stores Corp..................       60,200          2,709,000
Buckle Inc..............................       18,700            537,625
Cato Corp., Class A.....................       59,700            694,012
                                               NUMBER              VALUE
                                            OF SHARES           (NOTE 3)
   ------------------------------------------------------------------
Men's Wearhouse Inc.....................        8,600     $      219,300
Pacific Sunwear of California, Inc......       40,500            987,187
Talbots Inc.............................        4,000            152,500
                                                          --------------
                                                               7,101,424
                                                          --------------
RETAIL - BUILDING SUPPLIES: 0.03%
Hughes Supply, Inc......................        3,200             95,000
                                                          --------------

RETAIL - COMPUTERS AND ELECTRONICS:
  0.56%
Hollywood Entertainment Corp............       27,200            532,100
Musicland Stores Corp...................        3,900             34,612
Tech Data Corp..........................        6,000            229,500
Trans World Entertainment Corp..........       99,650          1,121,062
                                                          --------------
                                                               1,917,274
                                                          --------------
RETAIL - DRUG STORES: 0.02%
Longs Drug Stores Corp..................        2,200             76,037
                                                          --------------

RETAIL - HOME SHOPPING: 0.82%
Insight Enterprises, Inc................      113,700          2,814,075
                                                          --------------

RETAIL - SPECIALTY: 0.85%
Claire's Stores Inc.....................       20,700            530,438
Rent-A-Center Inc.......................       20,500            492,000
Zale Corp...............................       47,000          1,880,000
                                                          --------------
                                                               2,902,438
                                                          --------------
SAVINGS AND LOAN COMPANIES: 2.11%
Bank United Corp........................       18,500            743,468
BSB Bancorp, Inc........................        9,600            259,200
Coast Federal Litigation Trust, CPR
  Certificates..........................       14,900             15,831
FirstFed Financial Corp.................       83,900          1,615,075
Queens County Bancorp, Inc..............       28,100            909,737
Roslyn Bancorp Inc......................      155,135          2,666,383
Washington Federal Inc..................       17,660            396,246
Webster Financial Corp..................       22,300            604,887
                                                          --------------
                                                               7,210,827
                                                          --------------
SEMICONDUCTOR EQUIPMENT: 0.88%
Orbotech Ltd............................       57,800          3,012,825
                                                          --------------

SERVICE - ADVERTISING AND MARKETING:
  0.04%
ADVO Inc................................        7,400            153,550
                                                          --------------

SERVICE - COMMERCIAL AND CONSUMER: 0.40%
Copart, Inc.............................       23,100            490,875
Ogden Corp..............................        9,300            250,519
Personnel Group America, Inc............       64,000            640,000
                                                          --------------
                                                               1,381,394
                                                          --------------
SERVICE - EMPLOYMENT: 0.71%
Bally Total Fitness Holding Corp........       11,600            329,150
Interim Services Inc....................       59,900          1,235,438
Veterinary Centers of America...........       64,100            869,356
                                                          --------------
                                                               2,433,944
                                                          --------------
SHIPPING: 0.24%
Alexander & Baldwin, Inc................       23,600            525,100
Sea Containers Ltd., Class A............        8,800            295,350
                                                          --------------
                                                                 820,450
                                                          --------------
SPECIALTY PRINTING: 0.87%
Consolidated Graphics, Inc..............       24,500          1,225,000
Mail-Well, Inc..........................       39,300            636,169
World Color Press, Inc..................       40,000          1,100,000
                                                          --------------
                                                               2,961,169
                                                          --------------
TELEPHONE: 0.11%
CIA Anonima Telef De Ven, ADR...........       14,600            397,850
                                                          --------------

TEXTILES - APPAREL AND SPECIALTY: 0.88%
Oshkosh B'Gosh Inc......................       79,400          1,677,325
Tarrant Apparel Group...................       59,300          1,349,075
                                                          --------------
                                                               3,026,400
                                                          --------------

                                               NUMBER              VALUE
                                            OF SHARES           (NOTE 3)
   ------------------------------------------------------------------
TRUCKERS: 1.88%
Landstar System, Inc....................       47,800     $    1,725,281
M S Carriers Inc........................       45,900          1,361,222
Rollins Truck Leasing Corp..............       32,400            360,450
USFreightways Corp......................       47,100          2,181,319
Werner Enterprises, Inc.................       38,725            803,544
                                                          --------------
                                                               6,431,816
                                                          --------------
TRUCKS AND PARTS: 0.15%
Terex Corp..............................       17,200            523,525
                                                          --------------
WASTE MANAGEMENT: 0.05%
Safety-Kleen Corp.......................       10,100            183,063
                                                          --------------
TOTAL COMMON STOCKS
  (Cost $158,156,114)................................        189,571,475
                                                          --------------
                                            PRINCIPAL
                                               AMOUNT
                                          -----------
SHORT-TERM OBLIGATIONS: 22.22%
FEDERAL FARM CREDIT BANK, DISCOUNT
  NOTES: 1.46%
  4.70%, 7/1/99.........................  $ 5,000,000          4,999,347
                                                          --------------
FEDERAL HOME LOAN BANK, DISCOUNT NOTES:
  2.93%
  4.75%, 7/7/99.........................   10,000,000          9,990,764
                                                          --------------
FEDERAL HOME LOAN MORTGAGE CORP.,
  DISCOUNT NOTES: 11.69%
  4.74%, 7/2/99.........................   10,000,000          9,997,366
  4.80%, 7/6/99.........................    5,000,000          4,996,000
  4.85%, 7/9/99.........................    5,000,000          4,993,937
  4.76%, 7/14/99........................   10,000,000          9,981,488
  5.02%, 7/16/99........................   10,000,000          9,977,689
                                                          --------------
                                                              39,946,480
                                                          --------------
FEDERAL NATIONAL MORTGAGE ASSN.,
  DISCOUNT NOTES: 5.85%
  4.77%, 7/1/99.........................   10,000,000          9,998,675
  4.69%, 7/22/99........................    5,000,000          4,986,140
  5.01%, 7/28/99........................    5,000,000          4,980,516
                                                          --------------
                                                              19,965,331
                                                          --------------
UNITED STATES TREASURY BILLS: 0.29%
  4.44%, 8/19/99........................    1,000,000(a)         994,170
                                                          --------------

TOTAL SHORT-TERM OBLIGATIONS
  (Cost $75,905,429).................................         75,896,092
                                                          --------------
REPURCHASE AGREEMENTS: 22.35 %
With Morgan Stanley & Co., Inc., (dated
  6/30/99), 4.95%, due 7/1/99
  (Repurchase proceeds $41,354,685);
  collateralized by: $42,437,242
  Federal National Mortgage Association
  Bonds, 5.858%-6.699%, due
  7/1/2026-6/1/2032
  (Market value $42,187,881)............   41,349,000         41,349,000
                                            PRINCIPAL              VALUE
                                               AMOUNT           (NOTE 3)
   ------------------------------------------------------------------
With Prudential Securities Inc., (dated
  6/30/99), 4.92%, due 7/1/99
  (Repurchase proceeds $35,004,783);
  collateralized by: $36,015,000 various
  United States Government and Agency
  Obligations, 5.43%-13.125%, due
  8/3/1999-5/15/2007
  (Market value $35,700,612)............  $35,000,000     $   35,000,000
                                                          --------------
TOTAL REPURCHASE AGREEMENTS
  (Cost $76,349,000).................................         76,349,000
                                                          --------------
TOTAL INVESTMENTS
  (Cost $310,410,543)...................   100.05%     341,816,567
Other Assets............................     0.36        1,227,962
                                          -------   --------------
  Total Assets..........................   100.41%     343,044,529
  Total Liabilities (Note 6)............    (0.41)      (1,382,104)
                                          -------   --------------
NET ASSETS (Note 7).....................   100.00%  $  341,662,425
                                          -------   --------------
                                          -------   --------------
------------------------------------------------------------------

                                           NUMBER
                                               OF
                                          CONTRACTS
                                          -------
NET UNREALIZED APPRECIATION ON FUTURES
  CONTRACTS: 0.02%
Standard & Poor's 500 Sept. 1999
  Long futures (b)......................              28  $       59,501
                                                          --------------
------------------------------------------------------------------------
CLASS A SHARES
Net asset value (NAV) and redemption
  price per share
  ($173,971,066/10,798,781 shares)......  $        16.11
                                                 -------
                                                 -------
Maximum public offering price per share
  -
  NAV/(1 - maximum sales charge)
  ($16.11/.945).........................  $        17.05
                                                 -------
                                                 -------
CLASS B SHARES
Net asset value and offering price per
  share ($25,026,105/1,577,135
  shares)...............................  $        15.87
                                                 -------
                                                 -------
Redemption price per share..............              **
                                                 -------
                                                 -------
CLASS C SHARES
Net asset value and offering price per
  share ($140,697,476/8,887,201
  shares)...............................  $        15.83
                                                 -------
                                                 -------
Redemption price per share..............              **
                                                 -------
                                                 -------
CLASS I SHARES
Net asset value, offering and redemption
  price per share ($1,967,778/120,356
  shares)...............................  $        16.35
                                                 -------
                                                 -------

------------------------------------------------------------------

*    Non-income producing security.
**   Varies by length of time shares are held (Note 4b).
(a)  Pledged as collateral for futures transactions.
(b) The extended market value of the long futures was $9,671,900 (representing 2.83% of the Fund's net assets) with a cost of $9,612,399

For Federal income tax purposes, the tax basis of investments owned at June 30, 1999 was $310,578,643 and net unrealized appreciation on investments consisted of:

Gross unrealized appreciation.....................  $ 36,306,560
Gross unrealized depreciation.....................    (5,009,135)
                                                    ------------
Net unrealized appreciation.......................  $ 31,297,425
                                                    ------------
                                                    ------------

PHOENIX-ZWEIG FOREIGN EQUITY FUND
STATEMENT OF NET ASSETS AS OF JUNE 30, 1999 (UNAUDITED)

                                              NUMBER       VALUE
                                           OF SHARES    (NOTE 3)
----------------------------------------------------------------
COMMON STOCKS: 68.26%

                        AUSTRALIA: 6.94%
BANKS: 1.48%
National Australia Bank Ltd.............       4,543  $   75,175
Westpac Banking Corp....................       6,619      42,935
                                                      ----------
                                                         118,110
                                                      ----------
CONGLOMERATES: 1.49%
Broken Hill Proprietary Ltd.............      10,338     119,748
                                                      ----------
INSURANCE: 0.30%
AMP Ltd.................................       2,178      23,810
                                                      ----------
METALS AND MINING: 0.82%
Rio Tinto Ltd...........................       4,023      65,964
                                                      ----------
NEWSPAPERS: 0.72%
News Corp. Ltd..........................       6,783      57,872
                                                      ----------
REAL ESTATE: 0.48%
Lend Lease Corp., Ltd...................       2,789      38,292
                                                      ----------
RETAIL TRADE: 0.25%
Coles Myer Ltd..........................       3,451      20,078
                                                      ----------
TELECOMMUNICATIONS: 1.11%
Telestra Corp., Ltd.....................      15,495      88,787
                                                      ----------

TRANSPORTATION: 0.29%
Brambles Industries Ltd.................         869      22,893
                                                      ----------

TOTAL AUSTRALIA.....................................     555,554
                                                      ----------

                         AUSTRIA: 0.02%
MACHINERY AND EQUIPMENT: 0.02%
Nevia Beteiligungs AG...................         310       1,859
                                                      ----------

TOTAL AUSTRIA.......................................       1,859
                                                      ----------
                         BELGIUM: 0.11%
ENERGY: 0.11%
Petrofina SA............................          16       9,190
                                                      ----------
TOTAL BELGIUM.......................................       9,190
                                                      ----------
                         CANADA: 2.89%
AEROSPACE: 0.40%
Bombardier Inc., Class B................       2,100      31,923
                                                      ----------

BANKS: 0.89%
Canadian Imperial Bank of Commerce......         400       9,486
Royal Bank of Canada....................       1,200      52,699
Toronto-Dominion Bank...................         200       9,020
                                                      ----------
                                                          71,205
                                                      ----------
BROADCASTING: 0.11%
Thomson Corp............................         300       9,020
                                                      ----------

CONGLOMERATES: 0.33%
Imasco Ltd..............................       1,000      26,822
                                                      ----------

ENERGY: 0.27%
* Talisman Energy Inc...................         800      21,647
                                                      ----------

                                              NUMBER       VALUE
                                           OF SHARES    (NOTE 3)
----------------------------------------------------------------

METALS AND MINING: 0.39%
Alcan Aluminum Ltd......................         300  $    9,476
Barrick Gold Corp.......................         700      13,431
Dofasco Inc.............................         500       8,057
                                                      ----------
                                                          30,964
                                                      ----------
TELECOMMUNICATIONS: 0.50%
BCE Inc.................................         300      14,543
Norttel Networks Corp...................         300      25,539
                                                      ----------
                                                          40,082
                                                      ----------
TOTAL CANADA........................................     231,663
                                                      ----------

                         FINLAND: 2.17%
BANKS: 0.21%
* Merita Ltd., Class A..................       3,000      17,046
                                                      ----------

ELECTRONICS: 1.64%
Nokia AB, Class A.......................       1,500     131,484
                                                      ----------

FOREST AND PAPER PRODUCTS: 0.18%
* UPM-Kymmen OY.........................         500      14,334
                                                      ----------

METALS AND MINING: 0.14%
Outokumpu OY, Class A...................       1,000      11,241
                                                      ----------

TOTAL FINLAND.......................................     174,105
                                                      ----------

                         FRANCE: 4.16%
BANKS: 0.32%
Cie Fin Paribas.........................         149      16,702
Societe Generale Paris..................          50       8,812
                                                      ----------
                                                          25,514
                                                      ----------
BUSINESS SERVICES: 0.33%
Vivendi.................................         327      26,488
                                                      ----------

CONSUMER PRODUCTS AND SERVICES: 0.65%
Loreal Co...............................          77      52,051
                                                      ----------

ELECTRONICS: 0.22%
Alcatel Alsthom.........................          63       8,868
* Schneider Electric SA.................         151       8,479
                                                      ----------
                                                          17,347
                                                      ----------
FOOD AND BEVERAGES: 0.28%
LVMH Moet Hennessy......................          71      20,787
LVMH Moet Hennessy Rights...............          71       2,076
                                                      ----------
                                                          22,863
                                                      ----------
INSURANCE: 0.56%
AXA UAP.................................         367      44,773
                                                      ----------

OIL AND GAS: 0.35%
Societe Nationale Elf Aquitaine.........         189      27,735
                                                      ----------

REAL ESTATE: 0.09%
Simco...................................          83       7,019
                                                      ----------

RETAIL TRADE: 0.27%
Carrefour...............................         150      22,043
                                                      ----------

TELECOMMUNICATIONS: 0.82%
* France Telecom SA.....................         866      65,417
                                                      ----------

                                              NUMBER       VALUE
                                           OF SHARES    (NOTE 3)
----------------------------------------------------------------
UTILITIES: 0.27%
Total Fina SA, Class B..................         166  $   21,415
                                                      ----------
TOTAL FRANCE........................................     332,665
                                                      ----------

                         GERMANY: 3.76%
AUTOMOBILES: 0.66%
DaimlerChrysler AG......................         599      52,321
                                                      ----------

BANKS: 0.32%
Deutsche Bank AG........................         425      25,902
                                                      ----------
CHEMICALS: 0.36%
BASF AG.................................         375      16,474
Bayer AG................................         300      12,483
                                                      ----------
                                                          28,957
                                                      ----------
ELECTRONICS: 0.39%
Siemens AG..............................         400      30,855
                                                      ----------
INSURANCE: 0.74%
Aachener & Muenchener Bet Namen AG......          50       5,002
Allianz AG Holding......................         195      54,496
                                                      ----------
                                                          59,498
                                                      ----------
OIL AND GAS: 0.18%
Veba AG.................................         250      14,747
                                                      ----------

PHARMACEUTICALS: 0.20%
Schering AG.............................         150      16,026
                                                      ----------

RETAIL TRADE: 0.04%
Metro Stamm AG..........................          50       3,181
                                                      ----------
TELECOMMUNICATIONS: 0.87%
Deutsche Telekom AG.....................       1,650      69,338
                                                      ----------
TOTAL GERMANY.......................................     300,825
                                                      ----------

                        HONG KONG: 2.76%
BANKS: 0.94%
Hang Seng Bank..........................       1,500      16,771
HSBC Holdings Plc.......................       1,600      58,359
                                                      ----------
                                                          75,130
                                                      ----------
CONGLOMERATES: 0.45%
Hutchison Whampoa Ltd...................       4,000      36,217
                                                      ----------

REAL ESTATE: 0.57%
Cheung Kong Holdings....................       3,000      26,679
Sun Hung Kai Properties.................       2,000      18,237
* Wharf Holdings Warrants...............         300         278
                                                      ----------
                                                          45,194
                                                      ----------
TELECOMMUNICATIONS: 0.80%
China Telecom (Hong Kong)...............      10,000      27,775
Hong Kong Telecommunications............      14,000      36,358
                                                      ----------
                                                          64,133
                                                      ----------
TOTAL HONG KONG.....................................     220,674
                                                      ----------

                          ITALY: 3.11%
AUTOMOBILES: 0.18%
Fiat SPA................................       4,500      14,247
                                                      ----------
                                              NUMBER       VALUE
                                           OF SHARES    (NOTE 3)
----------------------------------------------------------------

BANKS: 0.33%
Credito Italiano SPA....................       3,750  $   16,474
Istituto Banc San Paolo SPA.............         750      10,209
                                                      ----------
                                                          26,683
                                                      ----------
ENERGY: 0.60%
Eni SPA.................................       8,000      47,767
                                                      ----------

INSURANCE: 0.87%
Assicurazioni Generali SPA..............       1,625      56,306
Istituto Naz Assicuraz SPA..............       1,500       3,481
Ras Riun Adriat Di Sicurt SPA...........       1,000       9,714
                                                      ----------
                                                          69,501
                                                      ----------
REAL ESTATE: 0.01%
Unione Immobiliare SPA..................       1,500         665
                                                      ----------

TELECOMMUNICATIONS: 0.96%
Telecom Italia Mobile SPA...............       8,500      50,753
Telecom Italia SPA......................       2,500      25,987
                                                      ----------
                                                          76,740
                                                      ----------
UTILITIES: 0.16%
Edison SPA..............................       1,500      12,994
                                                      ----------

TOTAL ITALY.........................................     248,597
                                                      ----------

                         JAPAN: 11.18%
AUTOMOBILES: 1.39%
Suzuki Motor Co., Ltd...................       1,000      15,904
Toyota Motor Corp.......................       3,000      94,927
                                                      ----------
                                                         110,831
                                                      ----------
BANKS: 1.45%
Sanwa Bank Ltd..........................       1,000       9,840
Sumitomo Bank...........................       4,000      49,603
The Bank of Tokyo-Mitsubishi............       4,000      56,940
                                                      ----------
                                                         116,383
                                                      ----------
CHEMICALS: 0.04%
Dainippon Ink & Chemicals Ltd...........       1,000       3,404
                                                      ----------

ELECTRONICS: 1.77%
* Hitachi Ltd...........................       5,000      46,885
* Matsushita Electric Industrial Corp.
  Ltd...................................       3,000      58,245
Nintendo Corp. Ltd......................         100      14,053
Sharp Corp..............................       1,000      11,814
Sony Corp...............................         100      10,782
                                                      ----------
                                                         141,779
                                                      ----------
FINANCE: 0.79%
Acom Co.................................         100       8,634
Hitachi Credit Corp.....................         900      17,808
Promise Co., Ltd........................         100       5,907
Takefuji Corp...........................         300      31,006
                                                      ----------
                                                          63,355
                                                      ----------
FOOD AND BEVERAGES: 0.45%
Nippon Soda Co., Ltd....................       3,000      12,244
Nisshin Flour Milling Corp..............       3,000      23,422
                                                      ----------
                                                          35,666
                                                      ----------
HEALTHCARE - MANAGED CARE: 0.31%
Sankyo Co. Ltd..........................       1,000      25,198
                                                      ----------

HOMEBUILDERS: 0.19%
Toa Corp................................       8,000      14,871
                                                      ----------

INDUSTRIAL PRODUCTS, SERVICES AND
  MACHINERY: 0.46%
Fujikura Ltd............................       3,000      14,326
Minebea Co., Ltd........................       2,000      22,307
                                                      ----------
                                                          36,633
                                                      ----------

PHOENIX-ZWEIG FOREIGN EQUITY FUND
STATEMENT OF NET ASSETS AS OF JUNE 30, 1999 (UNAUDITED)

                                              NUMBER       VALUE
                                           OF SHARES    (NOTE 3)
----------------------------------------------------------------
INSURANCE: 0.15%
Sumitomo Marine & Fire Co...............       2,000  $   12,062
                                                      ----------

PHOTOGRAPHIC PRODUCTS: 1.23%
Fuji Photo Film Ltd.....................       1,000      37,839
Fujitsu Ltd.............................       3,000      60,352
                                                      ----------
                                                          98,191
                                                      ----------
RAILROADS: 0.40%
East Japan Railway Co...................           6      32,221
                                                      ----------

TELECOMMUNICATIONS: 1.48%
DDI Corp................................           6      37,327
Nippon Telegraph & Telephone Corp.......           7      81,543
                                                      ----------
                                                         118,870
                                                      ----------
UTILITIES: 0.94%
Kansai Electric Power Co................       1,500      28,503
Tokyo Electric Power Co.................       2,200      46,439
                                                      ----------
                                                          74,942
                                                      ----------
WHOLESALE DISTRIBUTORS: 0.13%
Nissho Iwai Corp........................      11,000      10,724
                                                      ----------

TOTAL JAPAN.........................................     895,130
                                                      ----------

                        MALAYSIA: 0.69%
BANKS: 0.27%
Malayan Banking Bhd.....................       8,000      21,611
                                                      ----------
CONGLOMERATES: 0.15%
Sime Darby Bhd..........................      10,000      11,801
                                                      ----------

TELECOMMUNICATIONS: 0.08%
Telekom Malaysia Bhd....................       2,000       6,730
                                                      ----------

TRANSPORTATION: 0.19%
Malaysia International Shipping Bhd.....       9,000      14,822
                                                      ----------

TOTAL MALAYSIA......................................      54,964
                                                      ----------

                         MEXICO: 2.45%
BROADCASTING: 0.56%
* Grupo Televisa SA.....................       2,000      44,665
                                                      ----------

FOOD AND BEVERAGES: 0.57%
Grupo Modelo SA.........................      16,000      45,555
                                                      ----------

RETAIL TRADE: 0.32%
* Cifra SA, Class V.....................      13,397      25,694
                                                      ----------

TELECOMMUNICATIONS: 1.00%
Telefonos De Mexico SA, Class L.........      20,000      79,911
                                                      ----------
TOTAL MEXICO........................................     195,825
                                                      ----------
                       NETHERLANDS: 2.59%
AIRLINES: 0.04%
KLM Royal Dutch Airlines NV.............         100       2,831
                                                      ----------

BANKS: 0.24%
ABN Amro Holding NV.....................         894      19,361
                                                      ----------

BROADCASTING: 0.22%
Wolters Kluwer-Cva NV...................         448      17,833
                                                      ----------
                                              NUMBER       VALUE
                                           OF SHARES    (NOTE 3)
----------------------------------------------------------------

ELECTRONICS: 0.28%
Philips Electronics NV..................         230  $   22,687
                                                      ----------

ENERGY: 0.76%
Royal Dutch Petroleum NV................       1,042      61,035
                                                      ----------

FINANCE: 0.36%
ING Groep NV............................         526      28,478
                                                      ----------

FOOD AND BEVERAGES: 0.51%
Heineken NV.............................         234      11,981
Unilever NV.............................         425      28,641
                                                      ----------
                                                          40,622
                                                      ----------
FOREST AND PAPER PRODUCTS: 0.12%
Koninklijke KNP BT NV...................         200       9,384
                                                      ----------

TRANSPORTATION: 0.06%
* TNT Post Group NV.....................         200       4,775
                                                      ----------

TOTAL NETHERLANDS...................................     207,006
                                                      ----------

                       NEW ZEALAND: 1.98%
BUILDING MATERIALS AND PRODUCTS: 0.07%
Fletcher Challenge Building.............       4,000       5,829
                                                      ----------

FINANCE: 0.05%
Brierley Investments Ltd................      15,000       4,213
                                                      ----------

FOREST AND PAPER PRODUCTS: 0.50%
Carter Holt Harvey......................      30,000      35,926
Fletcher Challenge Paper................       6,000       4,483
                                                      ----------
                                                          40,409
                                                      ----------
INSURANCE: 0.14%
AMP Ltd.................................       1,000      10,926
                                                      ----------

NATURAL GAS: 0.07%
Natural Gas Corp. Holdings..............       5,000       5,272
                                                      ----------

NEWSPAPERS: 0.05%
Independent News Ltd....................       1,000       3,762
                                                      ----------

TELECOMMUNICATIONS: 0.80%
Telecom Corp. of New Zealand............      15,000      64,381
                                                      ----------

TOBACCO: 0.18%
Lion Nathan Ltd.........................       6,000      14,371
                                                      ----------

UTILITIES: 0.12%
Contact Energy Ltd......................       5,000       8,107
Fletcher Challenge Energy...............         600       1,628
                                                      ----------
                                                           9,735
                                                      ----------
TOTAL NEW ZEALAND...................................     158,898
                                                      ----------

                        SINGAPORE: 2.03%
AIRLINES: 0.47%
Singapore Airlines......................       4,000      38,062
                                                      ----------

BANKS: 0.42%
Overseas Chinese Banking Corp...........       4,000      33,363
                                                      ----------

BROADCASTING: 0.25%
Singapore Press Holdings................       1,148      19,757
                                                      ----------

                                              NUMBER       VALUE
                                           OF SHARES    (NOTE 3)
----------------------------------------------------------------
ELECTRONICS: 0.16%
* Creative Technology...................       1,000  $   13,040
                                                      ----------

ENGINEERING: 0.09%
Sembcorp Industries Ltd.................       4,426       7,019
                                                      ----------

REAL ESTATE: 0.31%
City Developments.......................       2,000      12,805
DBS Land................................       6,000      11,982
                                                      ----------
                                                          24,787
                                                      ----------
TELECOMMUNICATIONS: 0.15%
Singapore Telecom Inc...................       7,000      12,006
                                                      ----------
TOURISM: 0.18%
Shangri-La Hotel Ltd....................       6,000      14,449
                                                      ----------

TOTAL SINGAPORE.....................................     162,483
                                                      ----------
                      SOUTH AFRICA: 3.43%
BANKS: 0.68%
Amalgamated Banks of South Africa.......       2,898      16,400
Investec Group Ltd......................         339      14,213
Nedcor Ltd..............................       1,031      23,646
                                                      ----------
                                                          54,259
                                                      ----------
BUSINESS SERVICES: 0.32%
* Dimension Data Holdings...............       2,771      12,260
* Imperial Holdings Inc.................       1,320      13,125
                                                      ----------
                                                          25,385
                                                      ----------
CHEMICALS: 0.20%
Sasol Ltd...............................       2,279      16,258
                                                      ----------

FINANCE: 0.34%
Firstrand Ltd...........................      20,222      23,122
* Liberty International Plc.............         577       3,920
                                                      ----------
                                                          27,042
                                                      ----------
FOOD AND BEVERAGES: 0.63%
Rembrandt Group Ltd.....................       2,468      20,572
South African Breweries.................       3,423      29,723
                                                      ----------
                                                          50,295
                                                      ----------
FOREST AND PAPER PRODUCTS: 0.08%
Sappi Ltd...............................         914       6,695
                                                      ----------

INDUSTRIAL PRODUCTS, SERVICES AND
  MACHINERY: 0.41%
De Beers Centneary......................       1,375      32,948
                                                      ----------

INSURANCE: 0.20%
Liberty Life Association................       1,230      15,756
                                                      ----------
METALS AND MINING: 0.57%
Anglo American Platinum.................         890      20,766
AngloGold Ltd...........................         578      24,904
                                                      ----------
                                                          45,670
                                                      ----------
TOTAL SOUTH AFRICA..................................     274,308
                                                      ----------
                          SPAIN: 6.00%
BANKS: 2.21%
* Argentaria SA.........................       1,600      36,448
Banco Bilbao Vizcaya SA.................       6,775      97,884
Banco De Santander SA...................       4,100      42,704
                                                      ----------
                                                         177,036
                                                      ----------
BUSINESS SERVICES: 0.08%
Autopistas Cesa Co. SA..................         525       6,145
                                                      ----------
                                              NUMBER       VALUE
                                           OF SHARES    (NOTE 3)
----------------------------------------------------------------

ENERGY: 0.69%
Repsol Petroleum SA.....................       2,700  $   55,130
                                                      ----------

TELECOMMUNICATIONS: 1.89%
Telefonica De Espana SA.................       3,150     151,734
                                                      ----------

TOBACCO: 0.13%
Tabacalera SA, Class A..................         500      10,106
                                                      ----------

UTILITIES: 1.00%
Endesa SA...............................       2,525      53,849
Iberdrola I SA..........................       1,700      25,894
                                                      ----------
                                                          79,743
                                                      ----------
TOTAL SPAIN.........................................     479,894
                                                      ----------

                         SWEDEN: 2.76%
BANKS: 0.11%
Sparbanken Sverige AB...................         375       5,293
Svenska Handelsbanken AB, Class A.......         300       3,599
                                                      ----------
                                                           8,892
                                                      ----------
BUSINESS SERVICES: 0.01%
Esselte AB, Class A.....................          50         500
* Meto AG...............................          50         248
                                                      ----------
                                                             748
                                                      ----------
CHEMICALS: 0.02%
AGA AB, Class A.........................         150       1,870
                                                      ----------

CONSUMER PRODUCTS AND SERVICES: 0.25%
Hennes & Mauritz AB, Class B............         800      19,760
                                                      ----------

ELECTRONICS: 1.58%
Ericsson LM AB, Class B.................       3,950     126,603
                                                      ----------

FOREST AND PAPER PRODUCTS: 0.08%
Svenska Cellulosa AB, Class B...........         250       6,469
                                                      ----------

HEALTHCARE - MANAGED CARE: 0.63%
AstraZeneca Plc.........................       1,286      50,066
                                                      ----------

MACHINERY AND EQUIPMENT: 0.08%
Sandvik AB, Class A.....................         300       6,545
                                                      ----------

TOTAL SWEDEN........................................     220,953
                                                      ----------

                       SWITZERLAND: 2.16%
BANKS: 0.22%
Credit Suisse Group.....................          50       8,652
UBS Namen AG............................          30       8,954
                                                      ----------
                                                          17,606
                                                      ----------
BUSINESS SERVICES: 0.06%
Adecco SA...............................          10       5,358
                                                      ----------

FOOD AND BEVERAGES: 0.45%
Nestle SA...............................          20      36,035
                                                      ----------

HEALTHCARE - MANAGED CARE: 1.19%
Novartis Namen AG.......................          30      43,806
Roche Holding AG........................           5      51,396
                                                      ----------
                                                          95,202
                                                      ----------

PHOENIX-ZWEIG FOREIGN EQUITY FUND
STATEMENT OF NET ASSETS AS OF JUNE 30, 1999 (UNAUDITED)

                                              NUMBER       VALUE
                                           OF SHARES    (NOTE 3)
----------------------------------------------------------------
INSURANCE: 0.24%
Schweiz Ruckversiche....................          10  $   19,040
                                                      ----------

TOTAL SWITZERLAND...................................     173,241
                                                      ----------

                     UNITED KINGDOM: 7.07%
BANKS: 1.69%
Barclays Plc............................       1,186      34,567
HSBC Holdings...........................         700      24,804
Lloyds TSB Group Plc....................       5,621      75,977
                                                      ----------
                                                         135,348
                                                      ----------
BUILDING MATERIALS AND PRODUCTS: 0.23%
Tarmac Plc..............................       2,400       4,511
Wolseley Plc............................       1,800      13,534
                                                      ----------
                                                          18,045
                                                      ----------
BUSINESS SERVICES: 0.05%
Railtrack Group Plc.....................         200       4,089
                                                      ----------
CONSUMER PRODUCTS AND SERVICES: 1.60%
Glaxo Holdings Plc......................       2,715      75,407
Smithkline Beecham, Class A.............       4,069      52,819
                                                      ----------
                                                         128,226
                                                      ----------
ENGINEERING: 0.04%
Taylor Woodrow Plc......................       1,100       3,173
                                                      ----------
FOOD AND BEVERAGES: 0.25%
Unilever Plc............................       2,232      20,213
                                                      ----------

OIL AND GAS: 1.30%
BP Amoco Plc............................       5,802     103,895
                                                      ----------

REAL ESTATE: 0.24%
Land Securities Plc.....................       1,400      18,780
                                                      ----------

RETAIL TRADE: 0.28%
Marks & Spencer Corp....................       3,900      22,684
                                                      ----------
TELECOMMUNICATIONS: 1.34%
British Telecommunications Corp.........       6,427     107,387
                                                      ----------
UTILITIES: 0.05%
Scottish Power Plc......................         500       4,327
                                                      ----------

TOTAL UNITED KINGDOM................................     566,167
                                                      ----------
TOTAL COMMON STOCKS
  (Cost $4,655,099).................................   5,464,001
                                                      ----------

                                             PRINCIPAL
                                                AMOUNT
                                          ------------
UNITED STATES SHORT-TERM OBLIGATIONS:
  26.81%
FEDERAL HOME LOAN MORTGAGE CORP.,
  DISCOUNT NOTES: 24.94%
  4.807%, 7/6/99........................  $  1,000,000        999,199
  5.02%, 7/20/99........................     1,000,000        997,211
                                                            ---------
                                                            1,996,410
                                                            ---------
UNITED STATES TREASURY BILLS: 1.87%
  4.16%, 7/29/99........................       100,000(a)      99,665
  4.47%, 8/5/99.........................        50,000(a)      49,791
                                                            ---------
                                                              149,456
                                                            ---------
TOTAL UNITED STATES SHORT-TERM OBLIGATIONS
  (Cost $2,146,142)...................................      2,145,866
                                                            ---------

                                             PRINCIPAL          VALUE
                                                AMOUNT       (NOTE 3)
 ------------------------------------------------------------------
UNITED STATES REPURCHASE AGREEMENT:
  9.91%
With Morgan Stanley & Co., Inc. (dated
  6/30/99), 4.95%, due 7/1/99
  (Repurchase proceeds $793,109);
  collateralized by: $784,677 Federal
  National Mortgage Association Bonds,
  6.743%, due 7/1/2015 (Market value
  $814,610).............................  $    793,000      $ 793,000
                                                            ---------
TOTAL REPURCHASE AGREEMENT
  (Cost $793,000).....................................        793,000
                                                            ---------
TOTAL INVESTMENTS
  (Cost $7,594,241).....................   104.98%       8,402,867
Other Assets............................     4.24          339,303
                                          -------   --------------
  Total Assets..........................   109.22%       8,742,170
  Total Liabilities (Note 6)............    (9.22)        (737,867)
                                          -------   --------------
NET ASSETS (Note 7).....................   100.00%  $    8,004,303
                                          -------   --------------
                                          -------   --------------
------------------------------------------------------------------

                                              NUMBER
                                                  OF
                                           CONTRACTS
                                          ----------
UNREALIZED APPRECIATION (DEPRECIATION)
  ON FUTURES CONTRACTS: 0.45%
Australia SPI Sept. 1999 Short futures
  (b)...................................         (9)  $    5,932
Japan Nikkei Sept. 1999 Long futures
  (c)...................................           5      24,665
Spain IBEX July 1999 Short futures
  (b)...................................         (2)      (1,608)
United Kingdom FTSE 100 Sept. 1999 Short
  futures (b)...........................         (3)       6,959
                                                      ----------
NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS....   $  35,948
                                                      ----------
--------------------------------------------------------
CLASS A SHARES
Net asset value ("NAV") and redemption
  price per share ($1,626,157/118,660
  shares)...............................  $        13.70
                                                 -------
                                                 -------
Maximum public offering price per share
  -
  NAV/(1- Maximum sales charge)
  ($13.70/.945).........................  $        14.50
                                                 -------
                                                 -------
CLASS B SHARES
Net asset value and offering price per
  share ($1,775,010/130,469 shares).....  $        13.60
                                                 -------
                                                 -------
Redemption price per share..............              **
                                                 -------
                                                 -------
CLASS C SHARES
Net asset value and offering price per
  share ($3,266,081/240,563 shares).....  $        13.58
                                                 -------
                                                 -------
Redemption price per share..............              **
                                                 -------
                                                 -------
CLASS I SHARES
Net asset value, offering and redemption
  price per share ($1,337,055/97,760
  shares)...............................  $        13.68
                                                 -------
                                                 -------

------------------------------------------------------------------

*    Non-income producing security.
**   Varies by length of time shares are held (Note 4b).
(a)  Pledged as collateral for futures transactions.
(b) The extended market value of the short futures was $953,640 (representing 11.91% of the Fund's net assets) with proceeds of $964,923.
(c) The extended market value of the long futures was $362,483 (representing 4.53% of the Fund's net assets) with a cost of $337,818.

For Federal income tax purposes, the tax basis of investments owned at June 30, 1999 was $7,594,241 and net unrealized appreciation on investments consisted of:

Gross unrealized appreciation.....................  $  1,070,341
Gross unrealized depreciation.....................      (193,070)
                                                    ------------
Net unrealized appreciation.......................  $    877,271
                                                    ------------
                                                    ------------

                                                       % NET
INDUSTRY BREAKDOWN - FOREIGN STOCKS            VALUE  ASSETS
------------------------------------------------------------
Aerospace...............................  $   31,923  0.40%
Airlines................................      40,893  0.51
Automobiles.............................     177,399  2.22
Banks...................................     943,449  11.79
Broadcasting............................      91,275  1.14
Building Materials and Products.........      23,874  0.30
Business Services.......................      68,213  0.85
Chemicals...............................      50,489  0.63
Conglomerates...........................     194,588  2.43
Consumer Products and Services..........     200,037  2.50
Electronics.............................     483,795  6.04
Energy..................................     194,769  2.43
Engineering.............................      10,192  0.13
Finance.................................     123,088  1.54
Food and Beverages......................     251,249  3.14
Forest and Paper Products...............      77,291  0.96
Healthcare - Managed Care...............     170,466  2.13
Homebuilders............................      14,871  0.19
Industrial Products, Services and
  Machinery.............................      69,581  0.87
Insurance...............................     255,366  3.19
Machinery and Equipment.................       8,404  0.10
Metals and Mining.......................     153,839  1.92
Natural Gas.............................       5,272  0.07
Newspapers..............................      61,634  0.77
Oil and Gas.............................     146,377  1.83
Pharmaceuticals.........................      16,026  0.20
Photographic Products...................      98,191  1.23
Railroads...............................      32,221  0.40
Real Estate.............................     134,737  1.68
Retail Trade............................      93,680  1.17
Telecommunications......................     945,516  11.81
Tobacco.................................      24,477  0.31
Tourism.................................      14,449  0.18
Transportation..........................      42,490  0.53
Utilities...............................     203,156  2.54
Wholesale Distributors..................      10,724  0.13
                                          ----------  ------
                                          $5,464,001  68.26%
                                          ----------  ------
                                          ----------  ------

                       See notes to financial statements.

PHOENIX-ZWEIG GOVERNMENT CASH FUND
STATEMENT OF NET ASSETS AS OF JUNE 30, 1999 (UNAUDITED)

                                            PRINCIPAL         VALUE
                                               AMOUNT      (NOTE 3)
------------------------------------------------------------------
UNITED STATES GOVERNMENT AGENCY
  OBLIGATIONS: 86.13%
FEDERAL FARM CREDIT BANK, DISCOUNT
  NOTES: 8.97%
  4.68%, 7/1/99.........................  $10,000,000  $ 10,000,000
  5.04%, 9/28/99........................    5,000,000     4,937,700
                                                       ------------
                                                         14,937,700
                                                       ------------
FEDERAL HOME LOAN BANK, DISCOUNT NOTES:
  2.99%
  5.06%, 8/4/99.........................    5,000,000     4,976,105
                                                       ------------

FEDERAL HOME LOAN MORTGAGE CORP.,
  DISCOUNT NOTES: 41.91%
  4.78%, 7/1/99.........................    5,000,000     5,000,000
  4.72%, 7/6/99.........................    5,000,000     4,996,722
  4.80%, 7/6/99.........................   10,000,000     9,993,333
  4.79%, 7/9/99.........................    5,000,000     4,994,678
  4.74%, 7/14/99........................    5,000,000     4,991,442
  4.76%, 7/14/99........................   10,000,000     9,982,811
  4.80%, 7/14/99........................   10,000,000     9,982,667
  4.73%, 7/30/99........................    5,000,000     4,980,949
  4.73%, 8/10/99........................    5,000,000     4,973,722
  4.70%, 8/20/99........................    5,000,000     4,967,361
  5.03%, 8/23/99........................    5,000,000     4,962,974
                                                       ------------
                                                         69,826,659
                                                       ------------
FEDERAL NATIONAL MORTGAGE ASSN.,
  DISCOUNT NOTES: 32.26%
  4.69%, 7/13/99........................   10,000,000     9,984,367
  4.70%, 7/13/99........................    5,000,000     4,992,167
  4.76%, 7/19/99........................   10,000,000     9,976,200
  4.70%, 7/20/99........................    5,000,000     4,987,597
  4.72%, 8/6/99.........................    5,000,000     4,976,400
  4.78%, 8/13/99........................    4,000,000     3,977,162
  5.05%, 9/8/99.........................   10,000,000     9,903,208
  5.09%, 10/5/99........................    5,000,000     4,932,133
                                                       ------------
                                                         53,729,234
                                                       ------------
TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
  (Cost $143,469,698)................................   143,469,698
                                                       ------------

                                            PRINCIPAL         VALUE
                                               AMOUNT      (NOTE 3)
------------------------------------------------------------------

REPURCHASE AGREEMENTS: 26.12%
With Morgan Stanley & Co., Inc. (dated
  6/30/99), 4.95%, due 7/1/99
  (Repurchase proceeds $28,511,920);
  collateralized by: $29,459,058 Federal
  National Mortgage Association Bonds,
  5.831% - 6.00%, 10/1/2028 - 1/1/2034
  (Market value $29,091,232)............  $28,508,000  $ 28,508,000
With Prudential Securities, Inc. (dated
  6/30/99), 4.92%, due 7/1/99
  (Repurchase proceeds $15,002,050);
  collateralized by: $14,875,000 various
  United States Government Agency
  Obligations, 4.75% - 11.875%, due
  7/8/1999 - 3/19/2014
  (Market value $15,305,781)............   15,000,000    15,000,000
                                                       ------------
TOTAL REPURCHASE AGREEMENTS
  (Cost $43,508,000).................................    43,508,000
                                                       ------------

TOTAL INVESTMENTS
  (Cost $186,977,698)...................   112.25%     186,977,698
Other Assets............................     0.38          629,996
                                          -------   --------------
  Total Assets..........................   112.63%     187,607,694
  Total Liabilities (Note 6)............   (12.63)     (21,032,682)
                                          -------   --------------
NET ASSETS (Note 7).....................   100.00%  $  166,575,012
                                          -------   --------------
                                          -------   --------------
------------------------------------------------------------------

Net asset value, offering and redemption
  price per share (5,164,556 Class A
  Shares, 2,083,173 Class B Shares,
  5,487,937 Class C Shares, 2,033,469
  Class I Shares and 151,805,877 Class M
  Shares)...............................  $         1.00
                                                 -------
                                                 -------

WEIGHTED AVERAGE DAYS TO MATURITY.......              22
                                                 -------
                                                 -------

                       See notes to financial statements.

PHOENIX-ZWEIG GOVERNMENT FUND
STATEMENT OF NET ASSETS AS OF JUNE 30, 1999 (UNAUDITED)

                                            PRINCIPAL        VALUE
                                               AMOUNT     (NOTE 3)
------------------------------------------------------------------
UNITED STATES GOVERNMENT & AGENCY
  OBLIGATIONS: 54.95%
FEDERAL HOME LOAN MORTGAGE CORP. BONDS:
  22.33%
5.125%, 10/15/2008......................  $ 9,900,000  $ 8,998,724
                                                       -----------

FEDERAL HOME LOAN MORTGAGE CORP.,
  MODIFIED MTGE. PASS-THROUGH
  SECURITIES: 0.46%
10.50%, 1/1/2001........................        4,040        4,142
10.50%, 6/1/2011........................       63,212       68,532
12.00%, 11/1/2015.......................      101,060      112,348
                                                       -----------
                                                           185,022
                                                       -----------
FEDERAL NATIONAL MORTGAGE ASSN.: 2.44%
Deb., 8.25%, 12/18/2000.................      950,000      983,124
                                                       -----------

GOVERNMENT NATIONAL MORTGAGE ASSN.,
  MODIFIED MTGE. PASS-THROUGH
  SECURITIES: 0.10%
12.50%, 11/20/2013......................        8,108        9,235
12.00%, 9/15/2015.......................       18,526       21,075
8.00%, 8/15/2022........................        8,086        8,322
                                                       -----------
                                                            38,632
                                                       -----------
PRIVATE EXPORT FUNDING CORP.: 2.52%
7.90%, 3/31/2000........................    1,000,000    1,017,079
                                                       -----------
UNITED STATES TREASURY BONDS: 16.11%
10.75%, 2/15/2003.......................    1,000,000    1,160,313
10.75%, 5/15/2003.......................    2,000,000    2,339,376
7.25%, 8/15/2022........................    1,100,000    1,229,250
6.50%, 11/15/2026.......................      400,000      414,125
5.25%, 2/15/2029........................    1,500,000    1,346,719
                                                       -----------
                                                         6,489,783
                                                       -----------
UNITED STATES TREASURY NOTES: 10.99%
6.25%, 8/31/2000........................    3,300,000    3,330,938
7.25%, 5/15/2004........................    1,036,000    1,099,455
                                                       -----------
                                                         4,430,393
                                                       -----------
TOTAL UNITED STATES GOVERNMENT & AGENCY OBLIGATIONS
  (Cost $23,039,685).................................   22,142,757
                                                       -----------
UNITED STATES SHORT TERM OBLIGATIONS:
  34.66%
FEDERAL HOME LOAN MORTGAGE CORP.,
  DISCOUNT NOTES: 7.43%
5.02%, 7/14/1999........................    3,000,000    2,994,143
                                                       -----------

FEDERAL NATIONAL MORTGAGE ASSN.,
  DISCOUNT NOTES: 27.23%
4.77%, 7/1/1999.........................    3,000,000    2,999,602
4.95%, 7/21/1999........................    5,000,000    4,985,562
5.01%, 7/28/1999........................    3,000,000    2,988,310
                                                       -----------
                                                        10,973,474
                                                       -----------
TOTAL UNITED STATES SHORT-TERM OBLIGATIONS
  (Cost $13,969,539).................................   13,967,617
                                                       -----------

                                            PRINCIPAL        VALUE
                                               AMOUNT     (NOTE 3)
------------------------------------------------------------------

REPURCHASE AGREEMENTS: 9.90%
With Morgan Stanley & Co., Inc.,
  (dated 6/30/99), 4.95%, due 7/1/99
  (Repurchase proceeds $2,989,411);
  collateralized by: $3,086,120
  Federal National Mortgage Association
  Bonds, 5.858%, due 11/1/2022
  (Market value $3,053,330).............  $ 2,989,000  $ 2,989,000
With Prudential Securities, Inc.,
  (dated 6/30/99), 4.92%, due 7/1/99
  (Repurchase proceeds $1,000,137);
  collateralized by: $1,018,000
  various United States Government
  Agency Obligations,
  5.83%-5.875%, due 7/16/1999-10/16/2000
  (Market value $1,020,562).............    1,000,000    1,000,000
                                                       -----------

TOTAL REPURCHASE AGREEMENTS
  (Cost 3,989,000)...................................    3,989,000
                                                       -----------
TOTAL INVESTMENTS
  (Cost $40,998,224)....................    99.51%      40,099,374
Other Assets............................     0.87          350,986
                                          -------   --------------
  Total Assets..........................   100.38%      40,450,360
  Total Liabilities (Note 6)............    (0.38)        (153,712)
                                          -------   --------------
NET ASSETS (Note 7).....................   100.00%  $   40,296,648
                                          -------   --------------
                                          -------   --------------
WEIGHTED AVERAGE DURATION........................        3.0 years
                                                    --------------
                                                    --------------
------------------------------------------------------------------
CLASS A SHARES
Net asset value (NAV) and redemption
  price per share ($25,623,653/2,575,557
  shares)...............................  $         9.95
                                                 -------
                                                 -------
Maximum public offering price per share
  -
  NAV / (1 - maximum sales charge)
  ($9.95/.9525).........................  $        10.45
                                                 -------
                                                 -------
CLASS B SHARES
Net asset value and offering price per
  share ($2,212,898/220,842 shares).....  $        10.02
                                                 -------
                                                 -------
Redemption price per share..............               *
                                                 -------
                                                 -------
CLASS C SHARES
Net asset value and offering price per
  share ($9,344,188/941,697 shares).....  $         9.92
                                                 -------
                                                 -------
Redemption price per share..............               *
                                                 -------
                                                 -------
CLASS I SHARES
Net asset value, offering and redemption
  price per share ($3,115,909/312,172
  shares)...............................  $         9.98
                                                 -------
                                                 -------

------------------------------------------------------------------

*    Varies by length of time shares are held.(Note 4b)

For Federal income tax purposes, the tax basis of investments owned at June 30, 1999 was $40,998,224 and net unrealized depreciation on investments consisted of :

Gross unrealized appreciation.....................  $   121,530
Gross unrealized depreciation.....................   (1,020,380)
                                                    -----------
Net unrealized depreciation.......................  $  (898,850)
                                                    -----------
                                                    -----------

                       See notes to financial statements.

PHOENIX-ZWEIG GROWTH & INCOME FUND
STATEMENT OF NET ASSETS AS OF JUNE 30, 1999 (UNAUDITED)

                                                NUMBER               VALUE
                                             OF SHARES            (NOTE 3)
    ------------------------------------------------------------------
COMMON STOCKS: 51.44%
AEROSPACE AND DEFENSE: 1.27%
B.F. Goodrich & Co......................         1,000      $       42,500
Cordant Technologies Inc................         4,400             198,825
General Dynamics Corp...................           400              27,400
Newport News Shipbuilding and Dry Dock
  Co....................................         1,300              38,350
Northrop Grumman Corp...................           900              59,681
                                                            --------------
                                                                   366,756
                                                            --------------
AGRICULTURAL PRODUCTS: 0.42%
Corn Products International Inc.........         1,700              51,744
Universal Corp..........................         2,400              68,250
                                                            --------------
                                                                   119,994
                                                            --------------
AIR FREIGHT: 0.20%
CNF Transportation Inc..................         1,500              57,563
                                                            --------------
AIRLINES: 0.18%
* America West Holdings.................         1,600              30,200
Southwest Airlines Co...................           700              21,787
                                                            --------------
                                                                    51,987
                                                            --------------
AUTO PARTS AND EQUIPMENT: 2.13%
Arvin Industries, Inc...................         6,200             234,825
Borg-Warner Automotive, Inc.............         2,700             148,500
Cooper Tire & Rubber Co.................         1,600              37,800
* Lear Corp.............................           800              39,800
Mark IV Industries, Inc.................         4,500              95,062
Superior Industries International,
  Inc...................................           800              21,850
* Tower Automotive Inc..................         1,500              38,156
                                                            --------------
                                                                   615,993
                                                            --------------
AUTOMOBILES: 0.93%
Ford Motor Co...........................         4,300             242,681
General Motors Corp.....................           400              26,400
                                                            --------------
                                                                   269,081
                                                            --------------
BANKS - MONEY CENTER: 0.12%
Chase Manhattan Corp....................           400              34,650
                                                            --------------

BANKS - REGIONAL: 0.19%
Firstar Corp............................           700              19,600
Republic New York Corp..................           500              34,094
                                                            --------------
                                                                    53,694
                                                            --------------
BEVERAGES: 0.07%
Anheuser-Busch Companies, Inc...........           300              21,281
                                                            --------------

BIOTECHNOLOGY: 0.31%
* ICOS Corp.............................           600              24,488
* IDEC Pharmaceuticals Corp.............           300              23,119
* Medimmune, Inc........................           600              40,650
                                                            --------------
                                                                    88,257
                                                            --------------
BROADCASTING: 0.10%
* Westwood One, Inc.....................           800              28,550
                                                            --------------

BUILDING MATERIALS: 0.23%
Owens Corning Inc.......................         1,100              37,813
USG Corp................................           500              28,000
                                                            --------------
                                                                    65,813
                                                            --------------
CHEMICALS: 0.40%
Dow Chemical Corp.......................           200              25,375
* FMC Corp..............................           400              27,325
IMC Global, Inc.........................         2,000              35,250
Monsanto Co.............................           700              27,606
                                                            --------------
                                                                   115,556
                                                            --------------
CHEMICALS - SPECIALTY: 0.58%
A. Schulman Inc.........................         1,300              22,344
Albemarle Corp..........................           500              11,562

                                                NUMBER               VALUE
                                             OF SHARES            (NOTE 3)
    ------------------------------------------------------------------
H.B. Fuller Co..........................           200      $       13,675
Lubrizol Corp...........................         2,200              59,950
M.A. Hanna Co...........................         1,300              21,369
Valspar Corp............................           500              19,000
* W.R. Grace & Co.......................         1,100              20,212
                                                            --------------
                                                                   168,112
                                                            --------------
COMMUNICATION EQUIPMENT: 0.51%
* Commscope Inc.........................         1,700              52,275
* QUALCOMM Inc..........................           500              71,750
Scientific-Atlanta Inc..................           600              21,600
                                                            --------------
                                                                   145,625
                                                            --------------
COMPUTER HARDWARE: 0.54%
Hewlett-Packard Co......................           200              20,100
International Business Machines Corp....           300              38,775
* Lexmark International Group, Inc.,
  Class A ..............................           700              46,244
* Qlogic Corp...........................           200              26,400
* Xircom Inc............................           800              24,050
                                                            --------------
                                                                   155,569
                                                            --------------
COMPUTER SERVICES: 0.58%
* BEA Systems Inc.......................         2,200              62,838
* DST Systems Inc.......................           500              31,437
* IMRglobal Corp........................         2,200              42,350
* Medquist Inc..........................           700              30,625
                                                            --------------
                                                                   167,250
                                                            --------------
COMPUTER SOFTWARE: 0.77%
Adobe Systems Inc.......................           300              24,648
* Citrix Systems, Inc...................           300              16,950
Computer Associates International,
  Inc...................................           800              44,000
* Oracle Corp...........................           600              22,275
* Siebel Systems Inc....................           800              53,050
* Sterling Software Inc.................           900              24,019
* VERITAS Software Co...................           400              37,975
                                                            --------------
                                                                   222,917
                                                            --------------
COMPUTERS - NETWORKING: 0.05%
* Cisco Systems Inc.....................           206              13,218
                                                            --------------

CONSTRUCTION - CEMENT AND AGGREGATES:
  1.36%
Lafarge Corp............................         6,200             219,713
Lone Star Industries, Inc...............           800              30,050
Southdown, Inc..........................         2,200             141,350
                                                            --------------
                                                                   391,113
                                                            --------------
CONSUMER - JEWELRY, NOVELTY AND GIFTS:
  0.02%
* Fossil, Inc...........................           100               4,838
                                                            --------------

CONSUMER FINANCE: 0.50%
C I T Group Holdings, Inc...............         1,300              37,537
Metris Companies Inc....................         1,100              44,825
Providian Financial Corp................           650              60,775
                                                            --------------
                                                                   143,137
                                                            --------------
CONTAINERS - METAL AND GLASS: 0.47%
Ball Corp...............................         3,200             135,200
                                                            --------------

CONTAINERS AND PACKAGES - PAPER: 0.09%
Temple-Inland Inc.......................           400              27,300
                                                            --------------

DISTRIBUTORS - FOOD AND HEALTH: 0.34%
Supervalu Inc...........................         3,800              97,613
                                                            --------------

ELECTRIC UTILITIES: 5.91%
Allegheny Energy Inc....................         1,600              51,300
CINergy Corp............................         1,100              35,200
DTE Energy Co...........................         2,200              88,000
Edison International Corp...............         1,900              50,825
Entergy Corp............................         4,400             137,500
Florida Progress Corp...................         2,300              95,019

                                                NUMBER               VALUE
                                             OF SHARES            (NOTE 3)
    ------------------------------------------------------------------
ELECTRIC UTILITIES: (continued)
GPU, Inc................................         4,600      $      194,063
Northern States Power Co................         2,300              55,631
OGE Energy Corp.........................         2,100              49,875
PG&E Corp...............................         3,875             125,938
Pinnacle West Capital Corp..............         2,000              80,500
PP&L Resources, Inc.....................         1,400              43,050
Public Service Co. of New Mexico........         9,100             180,862
Public Service Enterprise Group Inc.....         3,700             151,238
Puget Sound Energy Inc..................         1,100              26,400
Rochester Gas & Electric Corp...........         1,400              37,188
Texas Utilities Co......................           800              33,000
Unicom Corp.............................         2,700             104,119
Utilicorp United Inc....................         5,350             130,072
Western Resources Inc...................         1,400              37,275
                                                            --------------
                                                                 1,707,055
                                                            --------------
ELECTRICAL EQUIPMENT: 0.27%
Rockwell International Corp.............         1,000              60,750
* SLI Inc...............................           600              16,200
                                                            --------------
                                                                    76,950
                                                            --------------
ELECTRONICS - COMPONENT DISTRIBUTOR:
  0.14%
* Artesyn Technologies Inc..............           300               6,656
Uniphase Corp...........................           200              33,200
                                                            --------------
                                                                    39,856
                                                            --------------
ELECTRONICS AND INSTRUMENTATION: 0.11%
* Waters Corp...........................           600              31,875
                                                            --------------

ENGINEERING AND CONSTRUCTION: 0.23%
* Dycom Industries Inc..................           500              28,000
McDermott International Inc.............         1,400              39,550
                                                            --------------
                                                                    67,550
                                                            --------------
FINANCIAL - DIVERSIFIED: 5.21%
AMBAC Financial Group Inc...............           600              34,275
Apartment Investment & Management Co.,
  Class A...............................         1,600              68,400
Arden Realty Inc........................         1,300              32,012
* Avis Rent A Car Inc...................         1,200              34,950
Brandywine Realty Trust.................         2,200              43,588
Camden Property Trust...................           500              13,875
Carramerica Realty Corp.................         2,500              62,500
* Catellus Development Corp.............         1,700              26,350
CBL & Associates Properties, Inc........         1,200              31,650
Citigroup Inc...........................           650              30,875
Cornerstone Properties Inc..............         2,600              41,275
Crescent Real Estate Equities, Inc......         1,500              35,625
Duke Realty Investments Inc.............           500              11,281
Equitable Companies Inc.................           700              46,900
Equity Office Properties Trust..........         4,200             107,625
Federal Home Loan Mortgage Corp.........           700              40,600
FelCor Lodging Trust Inc................         3,200              66,400
Finova Group Inc........................           600              31,575
First Industrial Realty Trust Inc.......         2,400              65,850
General Growth Properties, Inc..........           300              10,650
Highwoods Properties, Inc...............         3,600              98,775
Hospitality Properties Trust............         1,000              27,125
Liberty Property Trust..................         4,300             106,962
Mack-Cali Realty Corp...................           400              12,375
Morgan Stanley, Dean Witter, Discover &
  Co....................................           500              51,250
Prologis Trust..........................           570              11,542
Public Storage Inc......................         3,100              86,800
Reckson Associates Realty Corp..........         2,500              58,750
Rouse Co................................           700              17,762
SEI Investments Co......................           100               8,825
Spieker Properties, Inc.................           300              11,662
Taubman Centers, Inc....................         2,500              32,969
Trinet Corporate Realty Trust Inc.......         1,600              44,300
                                                NUMBER               VALUE
                                             OF SHARES            (NOTE 3)
    ------------------------------------------------------------------
TrizecHahn Corp.........................         4,600      $       93,725
Urban Shopping Centers Inc..............           200               6,300
                                                            --------------
                                                                 1,505,378
                                                            --------------
FOODS: 0.53%
Chiquita Brands International, Inc......         5,000              45,000
IBP, Inc................................         1,500              35,625
Quaker Oats Co..........................           400              26,550
* Smithfield Foods, Inc.................         1,400              46,813
                                                            --------------
                                                                   153,988
                                                            --------------
HARDWARE AND TOOLS: 0.21%
Black & Decker Corp.....................           500              31,563
* Scotts Co.............................           600              28,575
                                                            --------------
                                                                    60,138
                                                            --------------
HEALTH CARE - DIVERSIFIED: 0.15%
Mallinckrodt Group Inc..................         1,200              43,650
                                                            --------------

HEALTH CARE - MEDICAL PRODUCTS AND
  SUPPLIES: 0.11%
* Boston Scientific Corp................           700              30,756
                                                            --------------

HEALTH CARE - SPECIAL SERVICES: 0.07%
* Lincare Holdings Inc..................           800              20,000
                                                            --------------

HOMEBUILDING: 0.77%
Centex Corp.............................         3,500             131,469
Kaufman & Broad Home Corp...............         1,400              34,825
Pulte Corp..............................         1,300              29,981
* Toll Brothers Inc.....................         1,200              25,725
                                                            --------------
                                                                   222,000
                                                            --------------
HOSPITALS AND MANAGED CARE: 0.26%
Aetna Inc...............................           400              35,775
* Pacificare Health Systems, Inc........           300              21,581
United Healthcare Corp..................           300              18,787
                                                            --------------
                                                                    76,143
                                                            --------------
HOTELS AND GAMING: 0.27%
* Extended Stay America Inc.............           600               7,200
* Harrah's Entertainment, Inc...........         1,200              26,400
* Mandalay Resort Group.................           900              19,013
* MGM Grand Inc.........................           500              24,500
                                                            --------------
                                                                    77,113
                                                            --------------
HOUSEHOLD FURNISHINGS: 2.30%
* DII Group Inc.........................           800              29,850
* Furniture Brands International,
  Inc...................................         4,500             125,437
Leggett & Platt, Inc....................         1,200              33,375
Maytag Corp.............................         1,500             104,531
* Mohawk Industries Inc.................         3,800             115,425
Shaw Industries, Inc....................         2,000              33,000
Springs Industries, Inc., Class A.......         2,900             126,512
Whirlpool Corp..........................         1,300              96,200
                                                            --------------
                                                                   664,330
                                                            --------------
HOUSEWARES AND HOUSEHOLD PRODUCTS: 0.33%
Church & Dwight Co., Inc................           500              21,750
Fortune Brands Inc......................           800              33,100
Kimberly-Clark Corp.....................           700              39,900
                                                            --------------
                                                                    94,750
                                                            --------------
INSURANCE - LIFE AND HEALTH: 0.33%
Conseco Inc.............................         1,400              42,613
Lincoln National Corp...................         1,000              52,312
                                                            --------------
                                                                    94,925
                                                            --------------
INSURANCE - MULTI-LINE: 0.09%
Nationwide Financial Services, Class
  A.....................................           600              27,150
                                                            --------------

INSURANCE - PROPERTY AND CASUALTY: 1.31%
Enhance Financial Services Group Inc....         1,800              35,550

PHOENIX-ZWEIG GROWTH & INCOME FUND
STATEMENT OF NET ASSETS AS OF JUNE 30, 1999 (UNAUDITED)

                                                NUMBER               VALUE
                                             OF SHARES            (NOTE 3)
    ------------------------------------------------------------------
INSURANCE - PROPERTY AND CASUALTY: (continued)
Fidelity National Financial, Inc........         1,200      $       25,200
Financial Security Assurance Holdings
  Ltd...................................         3,200             166,400
First American Financial Corp...........           600              10,725
Fremont General Corp....................           400               7,550
HCC Insurance Holdings, Inc.............           600              13,613
Old Republic International Corp.........         3,450              59,728
PartnerRe Ltd...........................           200               7,475
Travelers Property Casualty Corp., Class
  A.....................................         1,300              50,863
                                                            --------------
                                                                   377,104
                                                            --------------
INSURANCE BROKERS: 0.15%
E.W. Blanch Holdings Inc................           300              20,456
Marsh & McLennan Co., Inc...............           300              22,650
                                                            --------------
                                                                    43,106
                                                            --------------
INVESTMENT BANKING AND BROKERAGE: 1.08%
Bear Stearns Co., Inc...................         1,785              83,449
Charles Schwab Corp.....................           500              54,937
Legg Mason, Inc.........................           600              23,100
Lehman Brothers Holdings Inc............           600              37,350
Merrill Lynch & Company, Inc............           600              47,963
PaineWebber Group Inc...................         1,400              65,450
                                                            --------------
                                                                   312,249
                                                            --------------
INVESTMENT MANAGEMENT: 0.20%
Alliance Capital Management L.P.........         1,100              35,544
T. Rowe Price Associates, Inc...........           600              23,025
                                                            --------------
                                                                    58,569
                                                            --------------
IRON AND STEEL: 0.26%
USX-U.S. Steel Group....................         2,800              75,600
                                                            --------------
LEISURE TIME - PRODUCTS: 0.30%
Brunswick Corp..........................         2,100              58,537
Callaway Golf Co........................         1,900              27,788
                                                            --------------
                                                                    86,325
                                                            --------------
MACHINERY: 1.74%
General Cable Corp......................         2,400              38,400
Ingersoll-Rand Co.......................           400              25,850
Manitowoc Company, Inc..................         2,750             114,469
Milacron Inc............................         4,600              85,100
* Motivepower Industries Inc............         1,900              34,200
* Mueller Industries, Inc...............           700              23,756
Tecumseh Products Co., Class A..........         3,000             181,687
                                                            --------------
                                                                   503,462
                                                            --------------
MANUFACTURING - DIVERSIFIED: 1.32%
GenCorp Inc.............................         1,300              32,825
Premark International Inc...............         2,300              86,250
Trinity Industries, Inc.................         4,200             140,700
Tyco International Ltd..................           700              66,325
United Dominion Industries Ltd..........         2,300              55,775
                                                            --------------
                                                                   381,875
                                                            --------------
MANUFACTURING - SPECIALIZED: 1.10%
Avery Dennison Corp.....................           600              36,225
Briggs & Stratton Corp..................         1,600              92,400
* Cognex Corp...........................           200               6,312
Donaldson Company, Inc..................           800              19,600
JLG Industries, Inc.....................         1,300              26,487
Pall Corp...............................         1,300              28,844
York International Inc..................         2,500             107,031
                                                            --------------
                                                                   316,899
                                                            --------------
NATURAL GAS: 0.39%
Equitable Resources, Inc................         2,100              79,275
UGI Corp................................         1,700              34,319
                                                            --------------
                                                                   113,594
                                                            --------------
OFFICE EQUIPMENT AND SUPPLIES: 0.08%
* Polycom Inc...........................           600              23,400
                                                            --------------
                                                NUMBER               VALUE
                                             OF SHARES            (NOTE 3)
    ------------------------------------------------------------------

OIL - INTERGRATED: 0.65%
Amerada Hess Corp.......................         1,100      $       65,450
Atlantic Richfield Co...................           200              16,713
Occidental Petroleum Corp...............           900              19,012
Phillips Petroleum Co...................           400              20,125
Royal Dutch Petroleum Co................           300              18,075
Shell Transport and Trading Co..........           400              18,550
USX-Marathon Group......................           900              29,306
                                                            --------------
                                                                   187,231
                                                            --------------
OIL AND GAS - EXPLORATION AND
  PRODUCTION: 0.45%
Apache Corp.............................           600              23,400
Devon Energy Corp.......................           600              21,450
Kerr-McGee Corp.........................           400              20,075
Murphy Oil Corp.........................           800              39,050
Pioneer Natural Resources Co............         2,500              27,500
                                                            --------------
                                                                   131,475
                                                            --------------
PAPER AND FOREST PRODUCTS: 1.65%
Boise Cascade Corp......................         2,400             102,900
Chesapeake Corp.........................         2,200              82,362
Georgia-Pacific Group...................         2,200             104,225
Georgia-Pacific Timber Co...............         1,100              27,775
Louisiana-Pacific Corp..................         2,300              54,625
Mead Corp...............................           500              20,875
Weyerhaeuser Co.........................           600              41,250
Willamette Industries, Inc..............           900              41,456
                                                            --------------
                                                                   475,468
                                                            --------------
PHOTOGRAPHY AND IMAGING: 0.18%
* Imation Corp..........................           900              22,331
* Lason Inc.............................           600              29,775
                                                            --------------
                                                                    52,106
                                                            --------------
PUBLISHING: 0.24%
Knight-Ridder, Inc......................           800              43,950
Media General, Inc......................           500              25,500
                                                            --------------
                                                                    69,450
                                                            --------------
RAILROADS: 0.67%
Canadian National Railway Co............         1,800             120,600
Kansas City Southern Industries, Inc....           500              31,906
Union Pacific Corp......................           700              40,819
                                                            --------------
                                                                   193,325
                                                            --------------
RESTAURANTS: 0.68%
Bob Evans Farms, Inc....................         3,400              67,575
* Brinker International Inc.............         1,600              43,500
* Foodmaker, Inc........................         1,800              51,075
Wendy's International Inc...............         1,200              33,975
                                                            --------------
                                                                   196,125
                                                            --------------
RETAIL: 1.21%
* 99 Cents Only Stores..................           800              39,950
* BJ's Wholesale Club, Inc..............           700              21,044
Dayton Hudson Corp......................           300              19,500
Dillards Department Stores, Inc., Class
  A.....................................           600              21,075
* Dollar Tree Stores, Inc...............           700              30,800
* Federated Department Stores, Inc......           600              31,763
J.C. Penney Company, Inc................           500              24,281
Ross Stores, Inc........................         1,500              75,562
Shopko Stores Inc.......................         1,000              36,250
Wal-Mart Stores Inc.....................         1,000              48,250
                                                            --------------
                                                                   348,475
                                                            --------------
RETAIL - APPAREL: 1.59%
* Abercrombie & Fitch Co., Class A......           600              28,800
* American Eagle Outfitters, Inc........           600              27,300
* Ann Taylor Stores Corp................         1,600              72,000
Gap, Inc................................         1,200              60,450
* Men's Wearhouse Inc...................           800              20,400
* Pacific Sunwear of California, Inc....         1,400              34,125
Talbots Inc.............................           300              11,437
TJX Co., Inc............................         6,100             203,206
                                                            --------------
                                                                   457,718
                                                            --------------

                                                NUMBER               VALUE
                                             OF SHARES            (NOTE 3)
    ------------------------------------------------------------------
RETAIL - BUILDING SUPPLIES: 0.58%
Home Depot, Inc.........................           500      $       32,219
Hughes Supply, Inc......................         3,750             111,328
Lowe's Co., Inc.........................           400              22,675
                                                            --------------
                                                                   166,222
                                                            --------------
RETAIL - COMPUTERS AND ELECTRONICS:
  0.56%
* Best Buy Co., Inc.....................           700              47,250
Tandy Corp..............................         1,000              48,875
* Tech Data Corp........................         1,100              42,075
* Trans World Entertainment Corp........         2,000              22,500
                                                            --------------
                                                                   160,700
                                                            --------------
RETAIL - HOME SHOPPING: 0.14%
* CDW Computer Centers, Inc.............           100               4,400
* Insight Enterprises, Inc..............           700              17,325
* Micro Warehouse Inc...................         1,100              19,662
                                                            --------------
                                                                    41,387
                                                            --------------
RETAIL - SPECIALTY: 0.49%
Claire's Stores Inc.....................           700              17,938
* Michaels Stores Inc...................           800              24,500
* Rent-A-Center Inc.....................           200               4,800
Tiffany & Co............................           600              57,900
* Toys R Us, Inc........................           800              16,550
* Zale Corp.............................           500              20,000
                                                            --------------
                                                                   141,688
                                                            --------------
SAVINGS AND LOAN COMPANIES: 0.76%
Astoria Financial Corp..................         1,400              61,513
Bank United Corp........................           600              24,113
Dime Bancorp Inc........................         1,700              34,213
* Golden State Bancorp Inc..............         1,100              24,200
Golden West Financial Corp..............           300              29,400
Washington Federal Inc..................           400               8,975
Webster Financial Corp..................         1,400              37,975
                                                            --------------
                                                                   220,389
                                                            --------------
SEMICONDUCTOR EQUIPMENT: 0.52%
* Applied Materials Inc.................           600              44,325
* Orbotech Ltd..........................           400              20,850
* Teradyne Inc..........................           500              35,875
Texas Instruments Inc...................           200              29,000
* Veeco Instruments Inc.................           600              20,400
                                                            --------------
                                                                   150,450
                                                            --------------
SERVICE - ADVERTISING AND MARKETING:
  0.09%
* TMP Worldwide Inc.....................           400              25,400
                                                            --------------
SERVICE - COMMERCIAL AND CONSUMER: 0.09%
* NCO Group Inc.........................           700              26,600
                                                            --------------

SHIPPING: 0.03%
Alexander & Baldwin, Inc................           400               8,900
                                                            --------------
SPECIALTY PRINTING: 0.25%
Banta Corp..............................         1,900              39,900
* World Color Press, Inc................         1,200              33,000
                                                            --------------
                                                                    72,900
                                                            --------------
TELEPHONE: 0.37%
CIA Anonima Telef De Ven, ADR...........         1,500              40,875
Telefonos De Mexico, ADR................           800              64,650
                                                            --------------
                                                                   105,525
                                                            --------------
TEXTILES - APPAREL AND SPECIALTY: 0.11%
* Jones Apparel Group, Inc..............           900              30,881
                                                            --------------

TRUCKERS: 0.81%
J.B. Hunt Transport Services, Inc.......         2,700              43,875
USFreightways Corp......................         4,100             189,881
                                                            --------------
                                                                   233,756
                                                            --------------
                                                NUMBER               VALUE
                                             OF SHARES            (NOTE 3)
    ------------------------------------------------------------------

TRUCKS AND PARTS: 1.74%
Cummins Engine Company, Inc.............         1,400      $       79,975
* Navistar International Corp...........         3,500             175,000
New Holland N.V.........................         1,400              23,975
PACCAR Inc..............................         4,200             224,175
                                                            --------------
                                                                   503,125
                                                            --------------
TOTAL COMMON STOCKS
  (Cost $13,706,156)..................................          14,846,153
                                                            --------------

                                             PRINCIPAL
                                                AMOUNT
                                          ------------
SHORT-TERM OBLIGATIONS: 31.78%
FEDERAL HOME LOAN MORTGAGE CORP.,
  DISCOUNT NOTES: 13.83%
  4.85%, 7/6/99.........................  $  1,000,000             999,192
  5.02%, 7/16/99........................     3,000,000           2,993,307
                                                            --------------
                                                                 3,992,499
                                                            --------------
FEDERAL NATIONAL MORTGAGE ASSN.,
  DISCOUNT NOTES: 17.26%
  4.89%, 7/19/99........................     2,000,000           1,994,838
  5.01%, 7/28/99........................     3,000,000           2,988,310
                                                            --------------
                                                                 4,983,148
                                                            --------------
UNITED STATES TREASURY BILLS: 0.69%
  4.61%, 9/16/99........................       200,000(a)          198,049
                                                            --------------

TOTAL SHORT-TERM OBLIGATIONS
  (Cost $9,174,917)...................................           9,173,696
                                                            --------------
REPURCHASE AGREEMENTS: 17.12%
With Morgan Stanley & Co., Inc., (dated
  6/30/99), 4.95%, due 7/1/99
  (Repurchase proceeds $2,941,404);
  collateralized by: $3,065,687 Federal
  National Mortgage
  Association Bonds, 5.858% - 7.50%,
  due 7/1/2010 - 3/1/2033
  (Market value $3,011,442).............     2,941,000           2,941,000
With Prudential Securities Inc., (dated
  6/30/99), 4.92%, due 7/1/99
  (Repurchase proceeds $2,000,273);
  collateralized by: $2,107,000 various
  United States Government and Agency
  Obligations, 5.04% - 5.845%, due
  8/27/1999 - 3/13/2001
  (Market value $2,106,296).............     2,000,000           2,000,000
                                                            --------------
TOTAL REPURCHASE AGREEMENTS
  (Cost $4,941,000)...................................           4,941,000
                                                            --------------
TOTAL INVESTMENTS
  (Cost $27,822,073)....................   100.34%      28,960,849
Other Assets............................     0.27           76,897
                                          -------   --------------
  Total Assets..........................   100.61%      29,037,746
  Total Liabilities (Note 6)............    (0.61)        (175,260)
                                          -------   --------------
NET ASSETS (Note 7).....................   100.00%  $   28,862,486
                                          -------   --------------
                                          -------   --------------
------------------------------------------------------------------

                                           NUMBER
                                               OF
                                          CONTRACTS
                                          -------
NET UNREALIZED APPRECIATION ON FUTURES
  CONTRACTS: 0.14%
Standard & Poor's 500 Sept. 1999
  Long futures (b)......................               6  $       41,304
                                                          --------------

PHOENIX-ZWEIG GROWTH & INCOME FUND
STATEMENT OF NET ASSETS AS OF JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------
CLASS A SHARES
Net asset value (NAV) and redemption
  price per share ($4,980,594/365,593
  shares)...............................  $       13.62
                                                -------
                                                -------
Maximum public offering price per share
  -
  NAV/(1 - maximum sales charge)
  ($13.62/.945).........................  $       14.41
                                                -------
                                                -------
CLASS B SHARES
Net asset value and offering price per
  share ($12,520,430/918,489 shares)....  $       13.63
                                                -------
                                                -------
Redemption price per share..............             **
                                                -------
                                                -------
CLASS C SHARES
Net asset value and offering price per
  share (9,494,781/697,323 shares)......  $       13.62
                                                -------
                                                -------
Redemption price per share..............             **
                                                -------
                                                -------
CLASS I SHARES
Net asset value, offering and redemption
  price per share ($1,866,681/136,503
  shares)...............................  $       13.68
                                                -------
                                                -------

------------------------------------------------------------------

*    Non-income producing security.
**   Varies by length of time shares are held (Note 4b).
(a)  Pledged as collateral for futures transactions.
(b) The extended market value of the long futures was $2,072,550 (representing 7.18% of the Fund's net assets) with a cost of $2,031,246

For Federal income tax purposes, the tax basis of investments owned at June 30, 1999 was $27,829,979 and net unrealized appreciation on investments consisted of:

Gross unrealized appreciation.....................  $  1,597,472
Gross unrealized depreciation.....................      (425,298)
                                                    ------------
Net unrealized appreciation.......................  $  1,172,174
                                                    ------------
                                                    ------------

                       See notes to financial statements.

PHOENIX-ZWEIG MANAGED ASSETS
STATEMENT OF NET ASSETS AS OF JUNE 30, 1999 (UNAUDITED)

                                               NUMBER         VALUE
                                            OF SHARES      (NOTE 3)
------------------------------------------------------------------
COMMON STOCKS: 49.56%

                       UNITED STATES: 25.37%
AIRFREIGHT: 0.06%
CNF Transportation Inc..................        9,000  $    345,375
                                                       ------------

AIRLINES: 0.07%
* UAL Corp..............................        6,000       390,000
                                                       ------------

ALUMINUM: 0.13%
Alcoa Inc...............................       12,000       742,500
                                                       ------------

APARREL AND TEXTILES: 0.14%
Spring Industries Inc., Class A.........       18,000       785,250
                                                       ------------

AUTOMOBILES: 0.29%
General Motors Corp.....................       25,000     1,650,000
                                                       ------------

AUTOMOTIVE PARTS AND EQUIPMENT: 0.12%
TRW Inc.................................       13,000       713,375
                                                       ------------
BANKS: 2.04%
Chase Manhattan Corp....................       37,000     3,205,125
Fleet Financial Group Inc...............       68,000     3,017,500
J.P. Morgan & Company, Inc..............       18,000     2,529,000
PNC Bank Corp...........................       50,000     2,881,250
                                                       ------------
                                                         11,632,875
                                                       ------------
BIOTECHNOLOGY: 0.83%
Amgen Inc...............................       50,000     3,043,750
* Biogen Inc............................       26,000     1,672,125
                                                       ------------
                                                          4,715,875
                                                       ------------
BUILDING MATERIALS AND PRODUCTS: 0.21%
USG Corp................................       22,000     1,232,000
                                                       ------------
CHEMICALS: 0.70%
Dow Chemical Corp.......................       18,000     2,283,750
Union Carbide Corp......................       35,000     1,706,250
                                                       ------------
                                                          3,990,000
                                                       ------------
COMPUTER HARDWARE: 1.57%
Compaq Computer Corp....................       13,000       307,937
Hewlett-Packard Co......................       22,000     2,211,000
International Business Machines Corp....       50,000     6,462,500
                                                       ------------
                                                          8,981,437
                                                       ------------
COMPUTER SERVICES: 0.15%
Electronic Data Systems Corp............        8,000       452,500
Shared Medical Systems Inc..............        6,000       391,500
                                                       ------------
                                                            844,000
                                                       ------------
COMPUTERS AND SOFTWARE: 1.17%
* America Online Inc....................        4,000       442,000
Autodesk Inc............................       18,000       532,125
* Microsoft Corp........................        8,000       721,500
* Oracle Corp...........................      133,500     4,956,188
                                                       ------------
                                                          6,651,813
                                                       ------------
CONSUMER PRODUCTS AND SERVICES: 0.41%
Colgate-Palmolive Co....................       20,000     1,975,000
Interpublic Group Companies, Inc........        4,000       346,500
                                                       ------------
                                                          2,321,500
                                                       ------------
CONTAINERS - METAL AND GLASS: 0.19%
Crown Cork & Seal Co., Inc..............       38,000     1,083,000
                                                       ------------
ELECTRICAL EQUIPMENT: 0.58%
General Electric Co.....................        9,000     1,017,000
Honeywell Inc...........................       20,000     2,317,500
                                                       ------------
                                                          3,334,500
                                                       ------------
ELECTRONICS: 1.02%
* Computer Sciences Corp................       18,000     1,245,375

                                               NUMBER         VALUE
                                            OF SHARES      (NOTE 3)
------------------------------------------------------------------
Harris Corp.............................       36,000  $  1,410,750
Intel Corp..............................       40,000     2,380,000
Scientific-Atlanta Inc..................       22,000       792,000
                                                       ------------
                                                          5,828,125
                                                       ------------
ENTERTAINMENT: 0.33%
* King World Productions Inc............       24,000       835,500
* Viacom Inc., Class B..................       24,000     1,056,000
                                                       ------------
                                                          1,891,500
                                                       ------------
FINANCE: 0.58%
Federal National Mortgage Association...       29,000     1,982,875
Household International Corp............       12,599       596,878
Morgan Stanley, Dean Witter, Discover &
  Co....................................        7,000       717,500
                                                       ------------
                                                          3,297,253
                                                       ------------
FOOD AND BEVERAGES: 1.11%
Adolph Coors Co., Class B...............        9,000       445,500
Conagra Inc.............................       42,000     1,118,250
IBP Inc.................................       60,000     1,425,000
Pepsico Inc.............................       66,000     2,553,375
* Unilever NV, ADR......................       11,178       779,666
                                                       ------------
                                                          6,321,791
                                                       ------------
FOREST AND PAPER PRODUCTS: 0.06%
Weyerhauser Co..........................        5,000       343,750
                                                       ------------

HEALTHCARE - DIVERSIFIED: 0.15%
Johnson & Johnson Inc...................        9,000       882,000
                                                       ------------

HEALTHCARE - MANAGED CARE: 0.18%
* Humana Inc............................       81,000     1,047,937
                                                       ------------

HOTELS AND GAMING: 0.27%
* Harrah's Entertainment Inc............       41,000       902,000
Marriott International Inc..............       17,000       635,375
                                                       ------------
                                                          1,537,375
                                                       ------------
HOUSEHOLD PRODUCTS: 0.97%
Fort James Corp.........................       22,000       833,250
Kimberly Clark Corp.....................        4,000       228,000
Maytag Corp.............................       13,000       905,938
Procter & Gamble Co.....................       21,000     1,874,250
Whirlpool Corp..........................       23,000     1,702,000
                                                       ------------
                                                          5,543,438
                                                       ------------
INSURANCE: 0.55%
AFLAC Inc...............................       12,000       574,500
CIGNA Corp..............................       25,000     2,225,000
Conseco Inc.............................       10,539       320,781
                                                       ------------
                                                          3,120,281
                                                       ------------
INVESTMENT BANKING AND BROKERAGE: 0.03%
Merrill Lynch & Co......................        2,000       159,875
                                                       ------------

INVESTMENT MANAGEMENT: 0.07%
Equitable Companies, Inc................        6,000       402,000
                                                       ------------

MANUFACTURING: 0.47%
Minnesota Mining & Manufacturing Co.....       15,000     1,304,063
Tenneco Inc.............................       59,000     1,408,625
                                                       ------------
                                                          2,712,688
                                                       ------------
METALS AND MINING: 0.14%
Freeport McMoran Copper & Gold Co.,
  Class B...............................       23,000       412,562
Newmont Mining Corp.....................       19,000       377,625
                                                       ------------
                                                            790,187
                                                       ------------
NATURAL GAS: 0.32%
Consolidated Natural Gas Co.............       30,000     1,822,500
                                                       ------------

NEWSPAPERS: 0.23%
New York Times Co., Class A.............       35,000     1,288,437
                                                       ------------

PHOENIX-ZWEIG MANAGED ASSETS
STATEMENT OF NET ASSETS AS OF JUNE 30, 1999 (UNAUDITED)

                                               NUMBER         VALUE
                                            OF SHARES      (NOTE 3)
------------------------------------------------------------------
OFFICE AUTOMATION AND EQUIPMENT: 0.19%
Xerox Corp..............................       18,000  $  1,063,125
                                                       ------------

OIL AND GAS: 2.05%
Ashland Inc.............................       39,000     1,564,875
Diamond Offshore Drilling Inc...........       25,000       709,375
Exxon Corp..............................        9,000       694,125
Halliburton Co..........................       11,000       497,750
Phillips Petroleum Co...................       45,000     2,264,063
Sunoco Inc..............................       83,000     2,505,562
Texaco Inc..............................       29,000     1,812,500
Tidewater Inc...........................       27,000       823,500
Unocal Corp.............................       20,000       792,500
                                                       ------------
                                                         11,664,250
                                                       ------------
PERSONAL CARE PRODUCTS: 0.06%
Alberto-Culver Co., Class B.............       13,000       346,125
                                                       ------------
PHARMACEUTICALS: 1.84%
Allergan Inc............................       35,000     3,885,000
Merck & Company, Inc....................       50,000     3,700,000
Pfizer Inc..............................        7,000       768,250
Schering-Plough Inc.....................       40,000     2,120,000
                                                       ------------
                                                         10,473,250
                                                       ------------
PRINTING AND PUBLISHING: 0.21%
Knight-Ridder Inc.......................        5,000       274,688
McGraw-Hill Cos.........................       17,000       916,937
                                                       ------------
                                                          1,191,625
                                                       ------------
RECREATIONAL PRODUCTS: 0.32%
Brunswick Corp..........................       57,000     1,588,875
Mattel Inc..............................       10,000       264,375
                                                       ------------
                                                          1,853,250
                                                       ------------
RESTAURANTS: 0.13%
* Brinker International Inc.............       27,000       734,062
                                                       ------------
RETAIL TRADE: 1.43%
* Amazon.com Inc........................        2,000       250,250
* Federated Deptartment Stores Inc......       56,000     2,964,500
* K-Mart Corp...........................       40,000       657,500
Limited Inc.............................       46,000     2,087,250
Sears Roebuck & Co......................       22,000       980,375
Supervalu Inc...........................       13,000       333,938
TJX Companies Inc.......................       26,000       866,125
                                                       ------------
                                                          8,139,938
                                                       ------------
STEEL: 0.05%
USX-U.S. Steel Group Inc................       10,000       270,000
                                                       ------------
TELECOMMUNICATIONS: 2.93%
Ameritech Corp..........................       31,000     2,278,500
AT & T Corp.............................       93,000     5,190,562
Bell Atlantic Corp......................       30,720     2,008,320
Lucent Technologies Inc.................       26,000     1,753,375
* United States Cellular Corp...........       38,000     2,033,000
U S West Communications Group Inc.......       30,000     1,762,500
Vodafone Airtouch Corp., ADR............        8,500     1,674,500
                                                       ------------
                                                         16,700,757
                                                       ------------
TOBACCO: 0.39%
Philip Morris Companies Inc.............       55,000     2,210,312
                                                       ------------
TRUCKS AND PARTS: 0.17%
* Navistar International Corp...........       19,000       950,000
                                                       ------------

UTILITIES: 0.38%
FirstEnergy Corp........................       20,000       620,000
UtiliCorp United Inc....................       64,000     1,556,000
                                                       ------------
                                                          2,176,000
                                                       ------------
                                               NUMBER         VALUE
                                            OF SHARES      (NOTE 3)
------------------------------------------------------------------
WASTE MANAGEMENT: 0.08%
Browning-Ferris Industries Inc..........       11,000  $    473,000
                                                       ------------

TOTAL UNITED STATES
  (Cost $103,349,085)................................   144,648,331
                                                       ------------

                      FOREIGN STOCKS: 24.19%

                         AUSTRALIA: 1.55%
BANKS: 0.43%
Commonwealth Bank of Australia..........      155,000     2,467,401
                                                       ------------

FINANCE: 0.07%
Colonial Ltd............................      109,500       387,758
                                                       ------------

METALS AND MINING: 0.09%
Rio Tinto Ltd...........................       31,600       518,133
                                                       ------------

OIL AND GAS: 0.09%
Woodside Petroleum Ltd..................       72,100       488,207
                                                       ------------

PRINTING AND PUBLISHING: 0.17%
Publishing & Broadcasting Ltd...........      144,000       950,278
                                                       ------------

REAL ESTATE: 0.16%
Lend Lease Corp., Ltd...................       67,000       919,898
                                                       ------------

RECREATIONAL PRODUCTS: 0.07%
TAB Ltd.................................      204,600       413,046
                                                       ------------

TELECOMMUNICATIONS: 0.32%
Cable & Wireless Optus Ltd..............      385,900       878,671
Telestra Corp., Ltd.....................      164,000       939,733
                                                       ------------
                                                          1,818,404
                                                       ------------
TRANSPORTATION: 0.15%
Brambles Industries Ltd.................       33,860       891,996
                                                       ------------

TOTAL AUSTRALIA......................................     8,855,121
                                                       ------------

                           FRANCE: 3.56%
BANKS: 0.17%
Banque Nationale De Paris...............        9,150       762,421
Societe Generale Paris..................        1,350       237,924
                                                       ------------
                                                          1,000,345
                                                       ------------
BUSINESS SERVICES: 0.33%
Vivendi.................................       23,550     1,907,654
                                                       ------------

CHEMICALS: 0.16%
Air Liquide Co..........................        5,906       928,808
                                                       ------------

CONSUMER PRODUCTS AND SERVICES: 0.50%
Loreal Co...............................        3,400     2,298,340
* Promodes..............................          800       525,111
                                                       ------------
                                                          2,823,451
                                                       ------------
ELECTRONICS: 0.25%
Alcatel Alsthom.........................        7,500     1,055,739
* Schneider SA..........................        6,250       350,946
                                                       ------------
                                                          1,406,685
                                                       ------------
FOOD AND BEVERAGES: 0.20%
LVMH Moet Hennessy......................        3,550     1,039,337
* LVMH Moet Hennessy Rights.............        3,550       103,787
                                                       ------------
                                                          1,143,124
                                                       ------------
INSURANCE: 0.48%
AXA UAP.................................       22,300     2,720,522
                                                       ------------

                                               NUMBER         VALUE
                                            OF SHARES      (NOTE 3)
------------------------------------------------------------------
OIL AND GAS: 0.29%
Societe Nationale Elf Aquitaine.........       11,300  $  1,658,234
                                                       ------------
REAL ESTATE: 0.10%
Simco...................................        6,600       558,111
                                                       ------------

RETAIL TRADE: 0.49%
Carrefour...............................       12,180     1,789,884
Cie De St. Gobain.......................        6,150       979,865
                                                       ------------
                                                          2,769,749
                                                       ------------
TELECOMMUNICATIONS: 0.44%
* France Telecom SA.....................       33,200     2,507,889
                                                       ------------

UTILITIES: 0.15%
Total SA, Class B.......................        6,650       857,910
                                                       ------------

TOTAL FRANCE.........................................    20,282,482
                                                       ------------
                          GERMANY: 2.08%
AUTOMOBILES: 0.39%
DaimlerChrysler AG......................       20,160     1,760,907
Volkswagen AG...........................        6,800       435,475
                                                       ------------
                                                          2,196,382
                                                       ------------
BANKS: 0.28%
* Bayerische Vereinsbank AG.............        6,250       406,053
Deutsche Bank AG........................        8,700       530,685
Dresdner Bank AG........................       16,500       644,890
                                                       ------------
                                                          1,581,628
                                                       ------------
CHEMICALS: 0.32%
Bayer AG................................       39,700     1,653,996
Hoechst AG..............................        4,450       201,459
                                                       ------------
                                                          1,855,455
                                                       ------------
CONGLOMERATES: 0.08%
Viag AG.................................          900       425,080
                                                       ------------

CONSUMER PRODUCTS AND SERVICES: 0.06%
Karstadt AG.............................          750       360,421
                                                       ------------
ELECTRONICS: 0.22%
Siemens AG..............................       16,200     1,249,624
                                                       ------------

INSURANCE: 0.25%
Allianz AG Holding......................        5,250     1,456,378
                                                       ------------

MACHINERY AND EQUIPMENT: 0.21%
Mannesmann AG...........................        8,050     1,203,723
                                                       ------------
TELECOMMUNICATIONS: 0.11%
Deutsche Telekom AG.....................       15,000       630,350
                                                       ------------

UTILITIES: 0.16%
RWE AG..................................       19,550       905,022
                                                       ------------

TOTAL GERMANY........................................    11,864,063
                                                       ------------

                           ITALY: 0.97%
APPAREL AND TEXTILES: 0.03%
Benetton Group SPA......................       96,617       190,305
                                                       ------------

AUTOMOBILES: 0.08%
Fiat SPA................................      101,568       321,557
Fiat SPA Priv...........................       74,034       118,720
                                                       ------------
                                                            440,277
                                                       ------------
BANKS: 0.20%
Credito Italiano SPA....................      134,443       590,623
                                               NUMBER         VALUE
                                            OF SHARES      (NOTE 3)
------------------------------------------------------------------
Istituto Banc San Paolo SPA.............       26,222  $    356,946
Mediobanca SPA..........................       17,635       184,588
                                                       ------------
                                                          1,132,157
                                                       ------------
BROADCASTING: 0.03%
Mediaset SPA............................       19,587       174,116
                                                       ------------

BUILDING MATERIALS AND PRODUCTS: 0.02%
Sirti SPA...............................       19,582        94,507
                                                       ------------

CONGLOMERATES: 0.01%
Snia BPD................................       29,050        36,399
                                                       ------------

ENERGY: 0.13%
Eni SPA.................................      128,807       769,096
                                                       ------------

INDUSTRIAL PRODUCTS, SERVICES AND
  MACHINERY: 0.05%
Pirelli SPA.............................      103,067       280,599
                                                       ------------

INSURANCE: 0.17%
Assicurazioni Generali SPA..............       21,198       734,508
Ras Riun Adriat Di Sicurt SPA...........       22,014       213,852
                                                       ------------
                                                            948,360
                                                       ------------
TELECOMMUNICATIONS: 0.23%
Telecom Italia Mobile SPA...............      109,816       655,702
Telecom Italia SPA......................       64,095       666,265
                                                       ------------
                                                          1,321,967
                                                       ------------
UTILITIES: 0.02%
Edison SPA..............................       13,496       116,909
                                                       ------------

TOTAL ITALY..........................................     5,504,692
                                                       ------------

                           JAPAN: 3.86%
AUTOMOBILES: 0.25%
Honda Motor Co..........................       12,000       508,592
* Nissan Motor Co., Ltd.................       22,000       105,056
Toyota Motor Corp.......................       26,000       822,703
                                                       ------------
                                                          1,436,351
                                                       ------------
BANKS: 0.45%
Asahi Bank Ltd..........................       26,000       124,587
Fuji Bank Ltd...........................       35,000       244,052
Industrial Bank of Japan................       33,000       261,732
Sakura Bank Ltd.........................       50,000       189,607
Sanwa Bank Ltd..........................       10,000        98,397
Shizuoka Bank Ltd.......................        5,000        49,818
Sumitomo Bank...........................       47,000       582,840
The Bank of Tokyo-Mitsubishi............       61,000       868,333
Tokai Bank..............................       22,000       125,413
                                                       ------------
                                                          2,544,779
                                                       ------------
CHEMICALS: 0.44%
Asahi Chemical Industries...............       26,000       144,134
Kuraray Co., Ltd........................       49,000       589,425
Kyowa Hakko Kogyo.......................       53,000       303,445
Mitsubishi Chemical Corp................       38,000       131,543
Shin-Etsu Chemical Co...................        7,000       234,220
Sumitomo Chemical Co., Ltd..............       29,000       132,973
Takeda Chemical Industries..............       18,000       834,270
Toray Industries Inc....................       25,000       125,165
                                                       ------------
                                                          2,495,175
                                                       ------------
ELECTRONICS: 0.37%
Fanuc Ltd...............................        2,800       150,364
* Hitachi Ltd...........................       44,000       412,591
Kyocera Corp............................        2,800       164,243
Murata Manufacturing Co., Ltd...........        4,000       263,054
Rohm Co.................................        1,000       156,560
Sanyo Electric Co., Ltd.................       35,000       142,267
Sony Corp...............................        7,400       797,835
                                                       ------------
                                                          2,086,914
                                                       ------------

PHOENIX-ZWEIG MANAGED ASSETS
STATEMENT OF NET ASSETS AS OF JUNE 30, 1999 (UNAUDITED)

                                               NUMBER         VALUE
                                            OF SHARES      (NOTE 3)
------------------------------------------------------------------
FINANCE: 0.43%
Acom Co.................................        4,500  $    388,508
Aiful Corp..............................        6,840       837,482
Daiwa Securities Group..................       26,000       171,844
Hitachi Credit Corp.....................       15,100       298,781
Promise Co., Ltd........................        4,100       242,193
Takefuji Corp...........................        4,800       496,101
                                                       ------------
                                                          2,434,909
                                                       ------------
FOOD AND BEVERAGES: 0.16%
Ajinomoto Co., Inc......................       12,000       136,814
Asahi Breweries Ltd.....................       14,000       174,190
Kirin Brewery Co., Ltd..................       15,000       179,693
Nichirei Corp...........................       45,000        76,586
Nippon Flour Mills Ltd..................       30,000        78,073
Nippon Soda Co., Ltd....................       19,000        77,545
* Nisshin Flour Milling Corp............       25,000       195,183
                                                       ------------
                                                            918,084
                                                       ------------
FOREST AND PAPER PRODUCTS: 0.06%
Hokuetsu Paper Mills....................       42,000       226,933
Oji Paper Co., Ltd......................       19,000       109,881
                                                       ------------
                                                            336,814
                                                       ------------
HOMEBUILDERS: 0.10%
Daiwa House Industries Co., Ltd.........       10,000       105,172
Obayashi Corp...........................       62,000       311,947
Sekisui House Ltd.......................       13,000       140,268
Toa Corp................................        1,000         1,859
                                                       ------------
                                                            559,246
                                                       ------------
HOUSEHOLD PRODUCTS: 0.05%
Matsushita Electric Industries Co.,
  Ltd...................................       16,000       310,641
                                                       ------------

INDUSTRIAL PRODUCTS, SERVICES AND
  MACHINERY: 0.17%
Asahi Glass Co., Ltd....................       17,000       110,253
Bridgestone Corp........................        8,000       241,904
Denso Corp..............................       13,000       264,210
Fujikura Ltd............................        4,000        19,101
Minebea Co., Ltd........................       17,000       189,607
Sumitomo Electric Industrial Co.,
  Ltd...................................       13,000       147,786
                                                       ------------
                                                            972,861
                                                       ------------
INSURANCE: 0.05%
Sumitomo Marine & Fire Co...............       43,000       259,336
                                                       ------------
MACHINERY AND EQUIPMENT: 0.13%
* Mitsubishi Corp.......................       80,000       541,970
Mitsubishi Heavy Industries Ltd.........       34,000       137,921
Toyoda Automatic Loom Work..............        4,000        67,911
                                                       ------------
                                                            747,802
                                                       ------------
MANUFACTURING: 0.06%
* NGK Insulators........................       24,000       250,628
Shinagawa Refractories..................       22,000        77,611
                                                       ------------
                                                            328,239
                                                       ------------
METALS AND MINING: 0.18%
Kawasaki Steel Co.......................      410,000       765,532
Nippon Steel Co.........................      125,000       290,193
                                                       ------------
                                                          1,055,725
                                                       ------------
PERSONAL CARE PRODUCTS: 0.03%
Sankyo Co., Ltd.........................        6,000       151,190
                                                       ------------
PHARMACEUTICALS: 0.04%
Yamanouchi Pharmaceuticals..............        6,000       229,511
                                                       ------------

PHOTOGRAPHIC PRODUCTS: 0.30%
Canon Inc...............................       25,000       718,771
Fuji Photo Film Ltd.....................       18,000       681,097
Fujitsu Ltd.............................       14,000       281,642
                                                       ------------
                                                          1,681,510
                                                       ------------
PRINTING & PUBLISHING: 0.02%
Toppan Printing Co., Ltd................       13,000       145,101
                                                       ------------
                                               NUMBER         VALUE
                                            OF SHARES      (NOTE 3)
------------------------------------------------------------------

RAILROADS: 0.11%
East Japan Railway Co...................           42  $    225,545
* Keio Electric Railway Co..............       63,000       242,027
Kinki Nippon Railway Co.................       29,000       142,556
                                                       ------------
                                                            610,128
                                                       ------------
RETAIL TRADE: 0.06%
Ito-Yokado Co., Ltd.....................        3,000       200,760
Marui Co., Ltd..........................        7,000       115,664
                                                       ------------
                                                            316,424
                                                       ------------
TELECOMMUNICATIONS: 0.20%
Nippon Telegraph & Telephone............          100     1,164,904
                                                       ------------

TOURISM: 0.00%
Toho Zinc...............................        6,000        15,218
                                                       ------------

TRANSPORTATION: 0.03%
Nippon Yusen Kabus Kaish................       51,000       196,348
                                                       ------------

UTILITIES: 0.14%
Kansai Electric Power Co................       14,300       271,728
Osaka Gas Co., Ltd......................        7,000        23,769
Showa Shell Sekiyu......................       25,000       164,202
Tokyo Electric Power Co.................       16,000       337,740
                                                       ------------
                                                            797,439
                                                       ------------
WHOLESALE DISTRIBUTORS: 0.03%
Mitsui & Co., Ltd.......................       29,000       202,214
                                                       ------------

TOTAL JAPAN..........................................    21,996,863
                                                       ------------

                           MEXICO: 0.98%
BROADCASTING: 0.08%
* Grupo Televisa SA.....................       21,000       468,988
                                                       ------------

BUILDING MATERIALS AND PRODUCTS: 0.08%
Cemex SA, Class A.......................       93,000       457,224
                                                       ------------

CONGLOMERATES: 0.09%
Alfa SA, Class A........................       53,000       219,618
Grupo Carso SA..........................       61,000       282,467
                                                       ------------
                                                            502,085
                                                       ------------
FOOD AND BEVERAGES: 0.17%
Grupo Industrial Bimbo SA...............      128,000       284,505
Grupo Modelo SA.........................      232,000       660,542
                                                       ------------
                                                            945,047
                                                       ------------
HEALTHCARE - MANAGED CARE: 0.07%
Kimberly Clark De Mexico SA.............       93,000       379,461
                                                       ------------

METALS AND MINING: 0.04%
Grupo Mexico SA.........................       61,000       258,901
                                                       ------------

RETAIL TRADE: 0.11%
* Cifra SA, Class V.....................      329,352       631,653
                                                       ------------

TELECOMMUNICATIONS: 0.34%
Telefonos De Mexico SA..................       67,000       266,284
Telefonos De Mexico SA, Class L.........      413,000     1,650,164
                                                       ------------
                                                          1,916,448
                                                       ------------
TOTAL MEXICO.........................................     5,559,807
                                                       ------------

                        NEW ZEALAND: 0.08%
UTILITIES: 0.08%
Contact Energy Ltd......................      290,000       470,220
                                                       ------------

TOTAL NEW ZEALAND....................................       470,220
                                                       ------------

                                               NUMBER         VALUE
                                            OF SHARES      (NOTE 3)
------------------------------------------------------------------
                         SINGAPORE: 1.57%
AIRLINES: 0.22%
Singapore Airlines Corp.................      133,000  $  1,265,551
                                                       ------------

BANKS: 0.44%
Development Bank Singapore..............       96,000     1,172,864
Overseas Chineese Banking Corp..........      158,000     1,317,827
                                                       ------------
                                                          2,490,691
                                                       ------------
CONGLOMERATES: 0.11%
Natsteel Ltd............................      120,000       210,044
Singapore Technologies Eng Ltd..........      371,000       420,576
                                                       ------------
                                                            630,620
                                                       ------------
ELECTRONICS: 0.03%
* Creative Technology Ltd...............       10,600       138,220
                                                       ------------
ENGINEERING: 0.06%
Sembcorp Industries Ltd.................      214,000       339,383
                                                       ------------

FOOD AND BEVERAGES: 0.04%
Fraser & Neave Corp.....................       54,000       239,471
                                                       ------------

HOTELS AND GAMING: 0.02%
Hotel Properties........................      129,000       134,872
                                                       ------------

PRINTING AND PUBLISHING: 0.16%
Singapore Press Holdings Co.............       53,100       913,850
                                                       ------------

REAL ESTATE: 0.29%
City Development Corp...................      161,000     1,030,778
DBS Land Corp...........................      222,000       443,348
United Industrial Corp..................      287,000       193,862
                                                       ------------
                                                          1,667,988
                                                       ------------
TELECOMMUNICATIONS: 0.20%
Singapore Telecommunications Ltd........      665,000     1,140,558
                                                       ------------

TOTAL SINGAPORE......................................     8,961,204
                                                       ------------
                        SOUTH AFRICA: 0.56%
BANKS: 0.11%
Amalgamated Banks of South Africa.......       33,625       190,288
Investec Group Ltd......................        3,937       165,061
Nedcor Ltd..............................       11,972       274,575
                                                       ------------
                                                            629,924
                                                       ------------
BUSINESS SERVICES: 0.05%
* Dimension Data Holdings...............       32,153       142,263
* Imperial Holdings Inc.................       15,321       152,334
                                                       ------------
                                                            294,597
                                                       ------------
CHEMICALS: 0.03%
Sasol Ltd...............................       26,448       188,680
                                                       ------------

FINANCE: 0.06%
Firstrand Ltd...........................      234,603       268,251
* Liberty International Plc.............        6,704        45,549
                                                       ------------
                                                            313,800
                                                       ------------
FOOD AND BEVERAGES: 0.10%
Rembrandt Group Ltd.....................       28,635       238,684
South African Breweries.................       39,718       344,887
                                                       ------------
                                                            583,571
                                                       ------------
FOREST AND PAPER PRODUCTS: 0.02%
Sappi Ltd...............................       10,614        77,743
                                                       ------------

INDUSTRIAL PRODUCTS, SERVICES AND
  MACHINERY: 0.07%
De Beers Centneary......................       15,957       382,365
                                                       ------------
                                               NUMBER         VALUE
                                            OF SHARES      (NOTE 3)
------------------------------------------------------------------

INSURANCE: 0.03%
Liberty Life Association................       14,273  $    182,833
                                                       ------------

METALS AND MINING: 0.09%
Anglo American Platinum.................       10,333       241,095
AngloGold Ltd...........................        6,711       289,147
                                                       ------------
                                                            530,242
                                                       ------------
TOTAL SOUTH AFRICA...................................     3,183,755
                                                       ------------

                           SPAIN: 4.31%
BANKS: 1.71%
* Argentaria SA.........................       74,400     1,694,850
Banco Bilbao Vizcaya SA.................      213,300     3,081,709
Banco De Santander SA...................      340,560     3,547,134
* Banco Espanol Credito SA..............       85,100     1,404,145
                                                       ------------
                                                          9,727,838
                                                       ------------
BUSINESS SERVICES: 0.06%
Autopistas Cesa Co......................       29,820       349,033
                                                       ------------

ENERGY: 0.34%
Repsol Petroleum SA.....................       93,900     1,917,315
                                                       ------------

FINANCE: 0.08%
Corporacion Financiera SA...............        2,900       469,527
                                                       ------------

HOMEBUILDERS: 0.10%
Fomento De Construcion SA...............       10,400       595,236
                                                       ------------

INDUSTRIAL PRODUCTS, SERVICES AND
  MACHINERY: 0.09%
Grupo Dragados SA.......................       45,300       531,155
                                                       ------------

INSURANCE: 0.03%
Mapfre SA...............................        8,400       171,084
                                                       ------------

RETAIL TRADE: 0.07%
* Centros Com. Pryca SA.................       23,100       386,866
                                                       ------------

STEEL: 0.05%
Acerinox SA.............................       10,000       292,358
                                                       ------------

TELECOMMUNICATIONS: 0.77%
Telefonica De Espana SA.................       90,800     4,373,794
                                                       ------------

TOBACCO: 0.07%
Tabacalera SA, Class A..................       20,500       414,355
                                                       ------------

UTILITIES: 0.94%
Endesa SA...............................      108,000     2,303,228
General De Aguas D'Barcelona SA.........        6,800       354,130
Iberdrola I SA..........................      130,300     1,984,666
Sevillana De Electricidad SA............       28,300       328,031
Union Electrica Fenosa SA...............       30,000       392,286
                                                       ------------
                                                          5,362,341
                                                       ------------
TOTAL SPAIN..........................................    24,590,902
                                                       ------------

                           SWEDEN: 1.34%
AUTOMOBILES: 0.12%
Volvo AB, Class A.......................        8,900       256,469
Volvo AB, Class B.......................       15,800       458,092
                                                       ------------
                                                            714,561
                                                       ------------
BANKS: 0.07%
Svenska Handelsbanken AB, Class A.......       32,700       392,308
                                                       ------------

BUILDING MATERIALS AND PRODUCTS: 0.04%
Skanska AB, Class B.....................        6,300       237,491
                                                       ------------

PHOENIX-ZWEIG MANAGED ASSETS
STATEMENT OF NET ASSETS AS OF JUNE 30, 1999 (UNAUDITED)

                                               NUMBER         VALUE
                                            OF SHARES      (NOTE 3)
------------------------------------------------------------------
CONSUMER PRODUCTS AND SERVICES: 0.16%
Hennes & Mauritz AB, Class B............       37,600  $    928,723
                                                       ------------
ELECTRONICS: 0.58%
ABB AB, Class B.........................       16,100       213,038
Electrolux AB, Class B..................       19,500       408,257
Ericsson LM AB, Class B.................       83,800     2,685,898
                                                       ------------
                                                          3,307,193
                                                       ------------
HEALTHCARE - MANAGED CARE: 0.27%
AstraZeneca Plc.........................       39,299     1,529,989
                                                       ------------
INSURANCE: 0.09%
Skandia Forsakrings AB..................       26,500       495,589
                                                       ------------

REAL ESTATE: 0.01%
Drott AB, Class B.......................        6,300        51,129
                                                       ------------

TOTAL SWEDEN.........................................     7,656,983
                                                       ------------

                       UNITED KINGDOM: 3.33%
BANKS: 0.62%
Abbey National Plc......................       25,200       471,507
HSBC Holdings...........................       26,200       928,398
HSBC Holdings, Class A..................       17,500       620,665
Lloyds TSB Group Plc....................       50,100       677,187
National Westminster Bank Plc...........       27,650       585,776
Royal Bank of Scotland..................       12,772       259,909
                                                       ------------
                                                          3,543,442
                                                       ------------
BROADCASTING: 0.06%
Reed International Corp.................       48,950       329,085
                                                       ------------
BUILDING MATERIALS AND PRODUCTS: 0.07%
RMC Group Inc...........................        8,500       136,531
Tarmac Plc..............................       71,600       134,589
Wolseley Plc............................       15,400       115,791
                                                       ------------
                                                            386,911
                                                       ------------
BUSINESS SERVICES: 0.03%
Railtrack Group Plc.....................        8,800       179,912
                                                       ------------
CHEMICALS: 0.10%
BOC Group...............................       16,077       315,509
Imperial Chemical Industries Inc........       23,700       234,236
                                                       ------------
                                                            549,745
                                                       ------------
CONGLOMERATES: 0.07%
Hanson Co...............................       10,121        88,702
TI Group................................       45,500       306,609
                                                       ------------
                                                            395,311
                                                       ------------
CONSUMER PRODUCTS AND SERVICES: 0.40%
BAA Plc.................................       13,400       128,529
Caradon Plc.............................       11,340        26,723
De La Rue Plc...........................        4,600        27,590
Glaxo Holdings Plc......................       50,600     1,405,378
Smithkline Beecham, Class A.............       42,422       550,670
Tomkins Corp............................       31,400       136,360
                                                       ------------
                                                          2,275,250
                                                       ------------
FOOD AND BEVERAGES: 0.30%
Allied Domecq Plc.......................       24,500       236,736
Associated British Foods Plc............       14,256        94,268
BASS Plc................................       19,114       277,942
Cadbury Schweppes Inc...................       81,600       519,647
Unilever Plc............................       56,071       507,768
United Biscuits Corp....................       29,511        88,617
                                                       ------------
                                                          1,724,978
                                                       ------------
INSURANCE: 0.28%
Allied Zurich Plc.......................       25,950       324,170
                                               NUMBER         VALUE
                                            OF SHARES      (NOTE 3)
------------------------------------------------------------------
Prudential Corp.........................       66,600  $    985,772
Royal & Sun Alliance Insurance Co.......       32,000       287,768
                                                       ------------
                                                          1,597,710
                                                       ------------
MANUFACTURING: 0.08%
Invensys Plc............................       45,200       214,102
Williams Plc............................       34,628       228,706
                                                       ------------
                                                            442,808
                                                       ------------
OIL AND GAS: 0.35%
BP Amoco Plc............................       61,600     1,103,052
Shell Transport & Trading...............      120,000       899,433
                                                       ------------
                                                          2,002,485
                                                       ------------
REAL ESTATE: 0.05%
Land Securities Plc.....................       21,400       287,065
                                                       ------------

RETAIL TRADE: 0.33%
Boots Co................................       26,764       319,362
Great Universal Stores Inc..............       15,800       176,704
Kingfisher Plc..........................       31,400       361,565
Marks & Spencer Plc.....................      111,100       646,215
Selfridges Plc..........................        5,270        22,014
Tesco Corp..............................      142,800       370,281
                                                       ------------
                                                          1,896,141
                                                       ------------
TELECOMMUNICATIONS: 0.39%
British Telecommunications Corp.........      109,600     1,831,274
Cable & Wireless Plc....................       30,200       384,403
                                                       ------------
                                                          2,215,677
                                                       ------------
TOBACCO: 0.07%
British American Tobacco Plc............       33,350       311,211
Imperial Tobacco Group Plc..............        8,097        88,449
                                                       ------------
                                                            399,660
                                                       ------------
TOURISM: 0.05%
Ladbroke Group..........................       18,800        74,604
Rank Group Plc..........................       10,000        39,565
Scottish & Newscastle Plc...............       18,200       190,061
                                                       ------------
                                                            304,230
                                                       ------------
UTILITIES: 0.08%
BG Plc..................................       28,900       176,867
National Power Corp.....................       13,500        98,739
Scottish Power Plc......................       19,200       166,154
                                                       ------------
                                                            441,760
                                                       ------------
TOTAL UNITED KINGDOM.................................    18,972,170
                                                       ------------
TOTAL FOREIGN STOCKS
  (Cost $96,192,972).................................   137,898,262
                                                       ------------
TOTAL COMMON STOCKS
  (Cost $199,542,057)................................   282,546,593
                                                       ------------

                                            PRINCIPAL
                                               AMOUNT
                                          -----------
BONDS: 24.68%
UNITED STATES GOVERNMENT OBLIGATIONS:
  12.20%
FEDERAL HOME LOAN MORTGAGE CORP. BONDS:
  4.10%
  5.125%, 10/15/2008....................  $25,700,000    23,360,323
                                                       ------------

UNITED STATES TREASURY BONDS: 2.90%
  10.75%, 5/15/2003.....................    7,000,000     8,187,816
  6.50%, 11/15/2026.....................    2,600,000     2,691,814
  6.375%, 8/15/2027.....................    2,300,000     2,350,313
  5.25%, 2/15/2029......................    3,700,000     3,321,908
                                                       ------------
                                                         16,551,851
                                                       ------------

                                            PRINCIPAL         VALUE
                                               AMOUNT      (NOTE 3)
------------------------------------------------------------------
UNITED STATES TREASURY NOTES: 5.20%
  6.25%, 8/31/2000......................  $10,400,000  $ 10,497,500
  7.50%, 2/15/2005......................    7,100,000     7,648,035
  3.625%, 1/15/2008(a)..................   11,826,381    11,497,465
                                                       ------------
                                                         29,643,000
                                                       ------------
TOTAL UNITED STATES GOVERNMENT OBLIGATIONS
  (Cost $72,055,518).................................    69,555,174
                                                       ------------

FOREIGN GOVERNMENT OBLIGATIONS: 12.48%
CANADIAN GOVERNMENT BONDS: 1.71%
  7.00%, 12/1/2006......................  C$          13,200,000     9,737,999
                                                                  ------------

DEUTSCHLAND REBUBLIC GOVERNMENT BONDS:
  1.56%
  6.00%, 7/4/2007.......................       EUR     7,848,330     8,901,303
                                                                  ------------

FINNISH GOVERNMENT BONDS: 0.92%
  7.25%, 4/18/2006......................       EUR     4,372,886     5,250,882
                                                                  ------------

FRANCE O.A.T. BONDS: 1.65%
  5.50%, 10/25/2007.....................       EUR     8,506,655     9,378,638
                                                                  ------------
ITALIAN GOVERNMENT BONDS: 0.80%
  6.75%, 7/1/2007.......................       EUR     3,873,420     4,551,278
                                                                  ------------
NETHERLANDS GOVERNMENT BONDS: 0.96%
  5.25%, 7/15/2008......................       EUR     5,082,338     5,476,996
                                                                  ------------
NEW ZEALAND GOVERNMENT BONDS: 0.95%
  7.00%, 7/15/2009......................  NZ$         10,000,000     5,440,690
                                                                  ------------

SPANISH GOVERNMENT BONDS: 1.44%
  6.00%, 1/31/2008......................       EUR     7,332,348     8,215,677
                                                                  ------------
UNITED KINGDOM TREASURY BONDS: 2.49%
  8.50%, 7/16/2007......................      L        6,400,000    12,061,538
  7.25%, 12/7/2007......................      L        1,200,000     2,138,399
                                                                  ------------
                                                                    14,199,937
                                                                  ------------
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
  (Cost $72,007,123)............................................    71,153,400
                                                                  ------------
TOTAL BONDS
  (Cost $144,062,641)...........................................   140,708,574
                                                                  ------------

UNITED STATES SHORT-TERM OBLIGATIONS:
  6.03%
FEDERAL HOME LOAN BANK, DISCOUNT NOTES:
  1.75%
  4.68%, 7/28/99........................  $10,000,000     9,965,766
                                                       ------------
FEDERAL HOME LOAN MORTGAGE CORP.,
  DISCOUNT NOTES: 1.75%
  5.03%, 8/3/99.........................   10,000,000     9,952,494
                                                       ------------
FEDERAL NATIONAL MORTGAGE ASSN.,
  DISCOUNT NOTES: 1.75%
  5.01%, 7/28/99........................   10,000,000     9,961,033
                                                       ------------
UNITED STATES TREASURY BILLS: 0.78%
  4.05%, 7/29/99........................      500,000(b)      498,369
  4.44%, 8/12/99........................    1,000,000(b)      995,033
  4.44%, 8/19/99........................    2,000,000(b)    1,988,339
  4.61%, 9/16/99........................    1,000,000(b)      990,247
                                                       ------------
                                                          4,471,988
                                                       ------------
TOTAL UNITED STATES SHORT-TERM OBLIGATIONS
  (Cost $34,352,515).................................    34,351,281
                                                       ------------

                                            PRINCIPAL         VALUE
                                               AMOUNT      (NOTE 3)
------------------------------------------------------------------
UNITED STATES REPURCHASE AGREEMENTS:
  18.52%
With Morgan Stanley & Co., Inc. (dated
  6/30/99), 4.95%, due 7/1/99
  (Repurchase proceeds $57,571,915);
  collateralized by: $57,953,225 Federal
  National Mortgage Association Bonds,
  6.644% - 6.985%, due 9/1/2021 -
  9/1/2036
  (Market value $58,965,392)............  $57,564,000  $ 57,564,000
With Prudential Securities Inc., (dated
  6/30/99), 4.92%, due 7/1/99
  (Repurchase proceeds $48,006,560);
  collateralized by: $49,505,000 various
  United States Government Agency
  Obligations, 5.21% - 13.25%, due
  8/19/99 - 11/15/2028
  (Market value $48,960,760)............   48,000,000    48,000,000
                                                       ------------
TOTAL UNITED STATES REPURCHASE AGREEMENTS
  (Cost $105,564,000)................................   105,564,000
                                                       ------------
TOTAL INVESTMENTS
  (Cost $483,521,213)...................    98.79%     563,170,448
Other Assets............................     1.84       10,474,674
                                          -------   --------------
  Total Assets..........................   100.63%     573,645,122
  Total Liabilities (Note 6)............    (0.63)      (3,569,772)
                                          -------   --------------
NET ASSETS (Note 7).....................   100.00%  $  570,075,350
                                          -------   --------------
                                          -------   --------------
------------------------------------------------------------------

                                           NUMBER
                                               OF
                                          CONTRACTS
                                          -------
UNREALIZED APPRECIATION (DEPRECIATION)
  ON FUTURES CONTRACTS: (0.27)%
France CAC 40 Sept. 1999 Short futures
  (c)...................................            (170) $     (128,072)
Japan Nikkei Sept. 1999 Long futures
  (d)...................................              75         369,981
Standard & Poor's 500 Sept. 1999 Short
  futures (c)...........................            (110)     (1,819,000)
Spain IBEX July 1999 Short futures
  (c)...................................            (120)       (127,652)
United Kingdom FTSE 100 Sept. 1999 Short
  futures (c)...........................             (80)        189,767
                                                          --------------
NET UNREALIZED DEPRECIATION ON FUTURES
  CONTRACTS.............................                  $   (1,514,976)
                                                          --------------

--------------------------------------------------------
CLASS A SHARES
Net asset value (NAV) and redemption
  price per share
  ($112,355,919/7,637,660 shares).......  $       14.71
                                                -------
                                                -------
Maximum public offering price per share
  -
  NAV/(1 - Maximum sales charge)
  ($14.71/.945).........................  $       15.57
                                                -------
                                                -------
CLASS B SHARES
Net asset value and offering price per
  share ($42,696,870/2,880,785
  shares)...............................  $       14.82
                                                -------
                                                -------
Redemption price per share..............             **
                                                -------
                                                -------
CLASS C SHARES
Net asset value and offering price per
  share ($412,884,172/28,279,951
  shares)...............................  $       14.60
                                                -------
                                                -------
Redemption price per share..............             **
                                                -------
                                                -------
CLASS I SHARES
Net asset value, offering and redemption
  price per share ($2,138,389/143,969
  shares)...............................  $       14.85
                                                -------
                                                -------

------------------------------------------------------------------

*    Non-income producing security.
**   Varies by length of time shares are held (Note 4b).
(a) Principal amount is adjusted monthly pursuant to the change in the Consumer Price Index.
(b)  Pledged as collateral for futures transactions.
(c) The extended market value of the short futures was $66,606,763 (representing 11.68% of the Fund's net assets) with proceeds of $64,721,806.

PHOENIX-ZWEIG MANAGED ASSETS
STATEMENT OF NET ASSETS AS OF JUNE 30, 1999 (UNAUDITED)

(d) The extended market value of the long futures was $5,437,252 (representing 0.95% of the Fund's net assets) with a cost of $5,067,271.

For Federal income tax purposes, the tax basis of investments owned at June 30, 1999 was $483,682,240 and net unrealized
appreciation on investments consisted of:
Gross unrealized appreciation.....................  $ 91,010,281
Gross unrealized depreciation.....................   (12,027,340)
                                                    ------------
Net unrealized appreciation.......................  $ 78,982,941
                                                    ------------
                                                    ------------

                                                         % NET
INDUSTRY BREAKDOWN - COMMON STOCKS               VALUE  ASSETS
--------------------------------------------------------------
Airfreight..............................  $    345,375  0.06%
Airlines................................     1,655,551  0.29
Aluminum................................       742,500  0.13
Apparel and Textiles....................       975,555  0.17
Automobiles.............................     6,437,571  1.13
Automotive Parts and Equipment..........       713,375  0.13
Banks...................................    37,143,388  6.52
Biotechnology...........................     4,715,875  0.83
Broadcasting............................       972,189  0.17
Building Materials and Products.........     2,408,133  0.42
Business Services.......................     2,731,196  0.48
Chemicals...............................    10,007,863  1.76
Computer Hardware.......................     8,981,437  1.57
Computer Services.......................       844,000  0.15
Computers and Software..................     6,651,813  1.17
Conglomerates...........................     1,989,495  0.35
Consumer Products and Services..........     8,709,345  1.53
Containers - Metal and Glass............     1,083,000  0.19
Electrical Equipment....................     3,334,500  0.58
Electronics.............................    14,016,761  2.46
Energy..................................     2,686,411  0.47

                                                         % NET
INDUSTRY BREAKDOWN - COMMON STOCKS               VALUE  ASSETS
--------------------------------------------------------------

Engineering.............................  $    339,383  0.06%
Entertainment...........................     1,891,500  0.33
Finance.................................     6,903,247  1.21
Food and Beverages......................    11,876,066  2.08
Forest and Paper Products...............       758,307  0.13
Healthcare - Diversified................       882,000  0.15
Healthcare - Managed Care...............     2,957,387  0.52
Homebuilders............................     1,154,482  0.20
Hotels and Gaming.......................     1,672,247  0.29
Household Products......................     5,854,079  1.03
Industrial Products, Services and
  Machinery.............................     2,166,980  0.38
Insurance...............................    10,952,093  1.92
Investment Banking and Brokerage........       159,875  0.03
Investment Management...................       402,000  0.07
Machinery and Equipment.................     1,951,525  0.34
Manufacturing...........................     3,483,735  0.61
Metals and Mining.......................     3,153,188  0.55
Natural Gas.............................     1,822,500  0.32
Newspapers..............................     1,288,437  0.23
Office Automation and Equipment.........     1,063,125  0.19
Oil and Gas.............................    15,813,176  2.77
Personal Care Products..................       497,315  0.09
Pharmaceuticals.........................    10,702,761  1.88
Photographic Products...................     1,681,510  0.29
Printing and Publishing.................     3,200,854  0.56
Railroads...............................       610,128  0.11
Real Estate.............................     3,484,191  0.61
Recreational Products...................     2,266,296  0.40
Restaurants.............................       734,062  0.13
Retail Trade............................    14,140,771  2.48
Steel...................................       562,358  0.10
Telecommunications......................    33,790,748  5.93
Tobacco.................................     3,024,327  0.53
Tourism.................................       319,448  0.06
Transportation..........................     1,088,344  0.19
Trucks and Parts........................       950,000  0.17
Utilities...............................    11,127,601  1.95
Waste Management........................       473,000  0.08
Wholesale Distributors..................       202,214  0.03
                                          ------------  ------
                                          $282,546,593  49.56%
                                          ------------  ------
                                          ------------  ------

                       See notes to financial statements.

PHOENIX-ZWEIG STRATEGY FUND
STATEMENT OF NET ASSETS AS OF JUNE 30, 1999 (UNAUDITED)

                                              NUMBER         VALUE
                                           OF SHARES      (NOTE 3)
------------------------------------------------------------------
COMMON STOCKS: 57.28%
AEROSPACE AND DEFENSE: 0.85%
Cordant Technologies Inc................      76,600  $  3,461,363
General Dynamics Corp...................      22,200     1,520,700
Northrop Grumman Corp...................       9,800       649,862
                                                      ------------
                                                         5,631,925
                                                      ------------
AGRICULTURAL PRODUCTS: 0.03%
Universal Corp..........................       7,400       210,437
                                                      ------------
AIRLINES: 1.20%
Delta Air Lines, Inc....................      36,400     2,097,550
Southwest Airlines Co...................     187,700     5,842,162
                                                      ------------
                                                         7,939,712
                                                      ------------
AUTO PARTS AND EQUIPMENT: 0.72%
Arvin Industries, Inc...................      49,900     1,889,963
Borg-Warner Automotive, Inc.............      17,400       957,000
Cooper Tire & Rubber Co.................      16,000       378,000
* Lear Corp.............................       7,800       388,050
TRW Inc.................................      20,400     1,119,450
                                                      ------------
                                                         4,732,463
                                                      ------------
AUTOMOBILES: 1.39%
Ford Motor Co...........................     162,900     9,193,669
                                                      ------------

BANKS - MONEY CENTER: 1.52%
Chase Manhattan Corp....................     106,300     9,208,238
J.P. Morgan & Company, Inc..............       6,100       857,050
                                                      ------------
                                                        10,065,288
                                                      ------------
BANKS - REGIONAL: 0.10%
Firstar Corp............................      24,500       686,000
                                                      ------------

BEVERAGES: 0.81%
Adolph Coors Co., Class B...............     107,000     5,296,500
Anheuser-Busch Companies, Inc...........       1,100        78,031
                                                      ------------
                                                         5,374,531
                                                      ------------
BUILDING MATERIALS: 1.40%
Armstrong World Industries Inc..........      12,800       740,000
Owens Corning Inc.......................      11,500       395,312
USG Corp................................     145,200     8,131,200
                                                      ------------
                                                         9,266,512
                                                      ------------
CHEMICALS: 0.47%
Dow Chemical Corp.......................       4,800       609,000
E. I. Du Pont De Nemours & Co...........      26,400     1,803,450
* FMC Corp..............................      10,400       710,450
                                                      ------------
                                                         3,122,900
                                                      ------------
CHEMICALS - SPECIALTY: 0.19%
Albemarle Corp..........................      51,200     1,184,000
Valspar Corp............................       2,500        95,000
                                                      ------------
                                                         1,279,000
                                                      ------------
COMMUNICATION EQUIPMENT: 0.61%
* Commscope Inc.........................      10,100       310,575
Lucent Technologies Inc.................      27,100     1,827,556
Nokia Corp., ADR........................      20,900     1,913,656
                                                      ------------
                                                         4,051,787
                                                      ------------
COMPUTER HARDWARE: 3.24%
* Apple Computer, Inc...................      93,600     4,334,850
Hewlett-Packard Co......................       7,000       703,500
International Business Machines Corp....      73,800     9,538,650
* Lexmark International Group, Inc.,
  Class A ..............................     104,000     6,870,500
                                                      ------------
                                                        21,447,500
                                                      ------------
COMPUTER SERVICES: 0.07%
* DST Systems Inc.......................       7,500       471,562
                                                      ------------

                                              NUMBER         VALUE
                                           OF SHARES      (NOTE 3)
------------------------------------------------------------------

COMPUTER SOFTWARE: 1.36%
Adobe Systems Inc.......................      22,300  $  1,832,084
* American Management Systems...........       6,500       208,406
Computer Associates International,
  Inc...................................      13,000       715,000
* Sterling Software Inc.................     232,700     6,210,181
                                                      ------------
                                                         8,965,671
                                                      ------------
CONSTRUCTION - CEMENT AND AGGREGATES:
  1.54%
Lafarge Corp............................      62,000     2,197,125
Lone Star Industries, Inc...............      38,600     1,449,913
Southdown, Inc..........................     102,100     6,559,925
                                                      ------------
                                                        10,206,963
                                                      ------------
CONSUMER FINANCE: 0.81%
C I T Group Holdings, Inc...............      21,000       606,375
Countrywide Credit Industries, Inc......      96,300     4,116,825
PMI Group, Inc..........................       4,800       301,500
Providian Financial Corp................       3,400       317,900
                                                      ------------
                                                         5,342,600
                                                      ------------
CONTAINERS - METAL AND GLASS: 0.34%
Ball Corp...............................      53,900     2,277,275
                                                      ------------

CONTAINERS AND PACKAGES - PAPER: 0.09%
Temple-Inland Inc.......................       8,900       607,425
                                                      ------------

DISTRIBUTORS - FOOD AND HEALTH: 1.08%
Supervalu Inc...........................     277,200     7,120,575
                                                      ------------

DRUGS: 0.24%
Schering-Plough Corp....................      30,000     1,590,000
                                                      ------------

ELECTRIC UTILITIES: 6.06%
Allegheny Energy Inc....................      20,200       647,663
BEC Energy Holding Co...................       7,000       288,750
DTE Energy Co...........................     130,900     5,236,000
Edison International Corp...............     212,600     5,687,050
Florida Progress Corp...................      51,900     2,144,119
GPU, Inc................................     163,200     6,885,000
Minnesota Power & Light Co..............       8,300       164,962
OGE Energy Corp.........................      10,700       254,125
PECO Energy Co..........................      48,400     2,026,750
PG&E Corp...............................     104,000     3,380,000
PP&L Resources, Inc.....................      23,900       734,925
Public Service Enterprise Group Inc.....     105,000     4,291,875
Unicom Corp.............................     159,900     6,166,144
Utilicorp United Inc....................      88,300     2,146,794
                                                      ------------
                                                        40,054,157
                                                      ------------
ELECTRICAL EQUIPMENT: 0.33%
Rockwell International Corp.............      35,700     2,168,775
                                                      ------------

ELECTRONICS AND INSTRUMENTATION: 0.07%
* Waters Corp...........................       8,200       435,625
                                                      ------------

FINANCIAL - DIVERSIFIED: 4.90%
AMBAC Financial Group Inc...............     128,500     7,340,563
Apartment Investment & Management Co.,
  Class A...............................      46,900     2,004,975
Carramerica Realty Corp.................       4,600       115,000
Citigroup Inc...........................      59,710     2,836,225
Cornerstone Properties Inc..............       3,800        60,325
Crescent Real Estate Equities, Inc......      19,100       453,625
Duke Realty Investments Inc.............      13,500       304,594
Equitable Companies Inc.................      25,100     1,681,700
Equity Office Properties Trust..........     115,800     2,967,375
Equity Residential Properties Trust.....       8,300       374,019
Federal Home Loan Mortgage Corp.........     152,800     8,862,400
Finova Group Inc........................      11,700       615,713
General Growth Properties, Inc..........       5,200       184,600

PHOENIX-ZWEIG STRATEGY FUND
STATEMENT OF NET ASSETS AS OF JUNE 30, 1999 (UNAUDITED)

                                              NUMBER         VALUE
                                           OF SHARES      (NOTE 3)
------------------------------------------------------------------
FINANCIAL - DIVERSIFIED: (continued)
Kimco Realty Corp.......................       2,100  $     82,162
Liberty Property Trust..................      11,700       291,037
Mack-Cali Realty Corp...................       6,100       188,719
Morgan Stanley, Dean Witter, Discover &
  Co....................................      37,800     3,874,500
SEI Investments Co......................         700        61,775
Spieker Properties, Inc.................       3,200       124,400
                                                      ------------
                                                        32,423,707
                                                      ------------
FOODS: 0.06%
Hormel Foods Corp.......................       8,100       326,025
* Keebler Foods Co......................       3,000        91,311
                                                      ------------
                                                           417,336
                                                      ------------
HARDWARE AND TOOLS: 0.07%
Black & Decker Corp.....................       7,200       454,500
                                                      ------------
HEALTH CARE - DIVERSIFIED: 0.17%
Johnson & Johnson.......................       4,600       450,800
Mallinckrodt Group Inc..................      18,300       665,662
                                                      ------------
                                                         1,116,462
                                                      ------------
HEALTH CARE - SPECIAL SERVICES: 0.25%
* Healthsouth Corp......................      68,800     1,027,700
* Lincare Holdings Inc..................      25,200       630,000
                                                      ------------
                                                         1,657,700
                                                      ------------
HOMEBUILDING: 1.88%
Centex Corp.............................     244,700     9,191,544
Clayton Homes, Inc......................      22,500       257,344
Lennar Corp.............................      28,100       674,400
Pulte Corp..............................      99,300     2,290,106
                                                      ------------
                                                        12,413,394
                                                      ------------
HOSPITALS AND MANAGED CARE: 1.18%
Aetna Inc...............................      20,200     1,806,637
Columbia/HCA Healthcare Corp............      60,000     1,368,750
* Pacificare Health Systems, Inc........      41,900     3,014,181
* Trigon Healthcare Inc.................      19,300       702,037
United Healthcare Corp..................       8,100       507,263
* Universal Health Services, Inc., Class
  B.....................................       8,300       396,325
                                                      ------------
                                                         7,795,193
                                                      ------------
HOTELS AND GAMING: 0.08%
* Harrah's Entertainment, Inc...........      24,600       541,200
                                                      ------------

HOUSEHOLD FURNISHINGS: 1.15%
* Furniture Brands International,
  Inc...................................      17,600       490,600
Maytag Corp.............................      21,300     1,484,344
* Mohawk Industries Inc.................      90,700     2,755,012
Sony Corp...............................       6,500       717,437
Westpoint Stevens Inc...................      47,200     1,407,150
Whirlpool Corp..........................      10,300       762,200
                                                      ------------
                                                         7,616,743
                                                      ------------
HOUSEWARES AND HOUSEHOLD PRODUCTS: 0.20%
Fortune Brands Inc......................      16,200       670,275
Kimberly-Clark Corp.....................      10,900       621,300
                                                      ------------
                                                         1,291,575
                                                      ------------
INSURANCE - LIFE AND HEALTH: 0.76%
Conseco Inc.............................      51,800     1,576,663
Hartford Life Inc.......................      10,800       568,350
Lincoln National Corp...................      55,000     2,877,188
                                                      ------------
                                                         5,022,201
                                                      ------------
INSURANCE - MULTI-LINE: 0.04%
Nationwide Financial Services...........       5,500       248,875
                                                      ------------
INSURANCE - PROPERTY AND CASUALTY: 0.87%
Allmerica Financial Corp................       6,500       395,281
Everest Reinsurance Holdings Inc........       2,500        81,563
Financial Security Assurance Holdings
  Ltd...................................      38,000     1,976,000
                                              NUMBER         VALUE
                                           OF SHARES      (NOTE 3)
------------------------------------------------------------------
Fremont General Corp....................      70,200  $  1,325,025
Old Republic International Corp.........     115,750     2,003,922
                                                      ------------
                                                         5,781,791
                                                      ------------
INSURANCE BROKERS: 0.06%
Marsh & McLennan Co., Inc...............       5,500       415,250
                                                      ------------

INVESTMENT BANKING AND BROKERAGE: 1.83%
A.G. Edwards, Inc.......................     104,750     3,378,188
Bear Stearns Co., Inc...................      22,900     1,070,575
Legg Mason, Inc.........................      10,600       408,100
Lehman Brothers Holdings Inc............      32,200     2,004,450
Merrill Lynch & Company, Inc............      46,200     3,693,112
PaineWebber Group Inc...................      32,300     1,510,025
                                                      ------------
                                                        12,064,450
                                                      ------------
INVESTMENT MANAGEMENT: 0.06%
T. Rowe Price Associates, Inc...........       9,600       368,400
                                                      ------------

LEISURE TIME - PRODUCTS: 0.07%
Brunswick Corp..........................      16,000       446,000
                                                      ------------

MACHINERY: 0.75%
Ingersoll-Rand Co.......................      76,900     4,969,663
                                                      ------------

MANUFACTURING - DIVERSIFIED: 2.87%
Hanson PLC..............................       4,000       177,500
Johnson Controls Inc....................      22,000     1,524,875
Premark International Inc...............     126,100     4,728,750
Trinity Industries, Inc.................     100,300     3,360,050
Tyco International Ltd..................      97,000     9,190,750
                                                      ------------
                                                        18,981,925
                                                      ------------
MANUFACTURING - SPECIALIZED: 0.32%
Briggs & Stratton Corp..................       7,300       421,575
Pall Corp...............................      12,800       284,000
York International Inc..................      32,800     1,404,250
                                                      ------------
                                                         2,109,825
                                                      ------------
NATURAL GAS: 0.97%
Coastal Corp............................     157,000     6,280,000
Questar Corp............................       5,800       110,925
                                                      ------------
                                                         6,390,925
                                                      ------------
OIL - INTERGRATED: 1.14%
Amerada Hess Corp.......................      11,400       678,300
Atlantic Richfield Co...................       8,600       718,638
Eni SPA.................................         900        54,000
Occidental Petroleum Corp...............      25,500       538,687
Royal Dutch Petroleum Co................      75,400     4,542,850
Shell Transport and Trading Co..........      10,200       473,025
USX-Marathon Group......................      16,100       524,256
                                                      ------------
                                                         7,529,756
                                                      ------------
OIL AND GAS - EXPLORATION AND
  PRODUCTION: 0.27%
Apache Corp.............................      20,700       807,300
Kerr-McGee Corp.........................      15,000       752,812
Murphy Oil Corp.........................       4,700       229,419
                                                      ------------
                                                         1,789,531
                                                      ------------
PAPER AND FOREST PRODUCTS: 1.15%
Boise Cascade Corp......................      28,000     1,200,500
Georgia-Pacific Group...................      72,700     3,444,163
Louisiana-Pacific Corp..................      27,300       648,375
Mead Corp...............................      16,400       684,700
Westvaco Corp...........................      13,200       382,800
Weyerhaeuser Co.........................       9,800       673,750
Willamette Industries, Inc..............      11,900       548,144
                                                      ------------
                                                         7,582,432
                                                      ------------
PUBLISHING: 0.35%
Knight-Ridder, Inc......................      42,600     2,340,337
                                                      ------------

                                              NUMBER         VALUE
                                           OF SHARES      (NOTE 3)
------------------------------------------------------------------
RAILROADS: 1.09%
Canadian National Railway Co............      74,400  $  4,984,800
Kansas City Southern Industries, Inc....       3,500       223,344
Union Pacific Corp......................      33,700     1,965,131
                                                      ------------
                                                         7,173,275
                                                      ------------
RESTAURANTS: 1.35%
* Brinker International Inc.............     119,600     3,251,625
Darden Restaurants, Inc.................     258,600     5,640,712
                                                      ------------
                                                         8,892,337
                                                      ------------
RETAIL: 3.60%
* BJ's Wholesale Club, Inc..............       9,300       279,581
Dayton Hudson Corp......................      23,200     1,508,000
Dillards Department Stores, Inc., Class
  A.....................................      46,900     1,647,362
* Federated Department Stores, Inc......      13,300       704,069
J.C. Penney Company, Inc................      12,600       611,888
* Kmart Corp............................     125,100     2,056,331
May Department Stores Co................      30,000     1,226,250
Ross Stores, Inc........................     196,900     9,918,837
Wal-Mart Stores Inc.....................     121,000     5,838,250
                                                      ------------
                                                        23,790,568
                                                      ------------
RETAIL - APPAREL: 0.72%
* American Eagle Outfitters, Inc........      17,300       787,150
* Ann Taylor Stores Corp................      14,500       652,500
Limited, Inc............................       9,200       417,450
TJX Co., Inc............................      87,800     2,924,837
                                                      ------------
                                                         4,781,937
                                                      ------------
RETAIL - BUILDING SUPPLIES: 0.20%
Home Depot, Inc.........................      10,900       702,369
Lowe's Co., Inc.........................      11,200       634,900
                                                      ------------
                                                         1,337,269
                                                      ------------
RETAIL - COMPUTERS AND ELECTRONICS:
  0.68%
* Best Buy Co., Inc.....................      10,900       735,750
Circuit City Stores, Inc................      20,300     1,887,900
Tandy Corp..............................      14,800       723,350
* Tech Data Corp........................      30,300     1,158,975
                                                      ------------
                                                         4,505,975
                                                      ------------
RETAIL - DRUG STORES: 0.03%
Longs Drug Stores Corp..................       5,700       197,006
                                                      ------------
RETAIL - HOME SHOPPING: 0.02%
CDW Computer Centers, Inc...............       3,600       158,400
                                                      ------------

RETAIL - SPECIALTY: 0.91%
Claire's Stores Inc.....................      52,100     1,335,063
Tiffany & Co............................      29,200     2,817,800
* Toys R Us, Inc........................      27,100       560,631
* Zale Corp.............................      32,000     1,280,000
                                                      ------------
                                                         5,993,494
                                                      ------------
SAVINGS AND LOAN COMPANIES: 0.46%
Astoria Financial Corp..................      19,700       865,569
Bank United Corp........................       4,000       160,750
* Golden State Bancorp Inc..............      21,600       475,200
Golden West Financial Corp..............      10,500     1,029,000
Greenpoint Financial Corp...............       7,500       246,094
Roslyn Bancorp Inc......................      16,370       281,359
                                                      ------------
                                                         3,057,972
                                                      ------------
SEMICONDUCTOR EQUIPMENT: 0.30%
Texas Instruments Inc...................      13,500     1,957,500
                                                      ------------
SERVICE - COMMERCIAL AND CONSUMER: 0.20%
Galileo International Inc...............      17,600       940,500
H & R Block, Inc........................       7,600       380,000
                                                      ------------
                                                         1,320,500
                                                      ------------
                                              NUMBER         VALUE
                                           OF SHARES      (NOTE 3)
------------------------------------------------------------------
SERVICE - EMPLOYMENT: 0.01%
* Modis Professional Services, Inc......       5,900  $     81,125
                                                      ------------

SPECIALTY PRINTING: 0.19%
* World Color Press, Inc................      46,300     1,273,250
                                                      ------------

TELEPHONE: 0.77%
CIA Anonima Telef De Ven, ADR...........      28,700       782,075
Tele Danmark, ADR.......................      26,200       674,650
Telefonos De Mexico, ADR................      40,200     3,248,663
Telekomunik Indonesia, ADR..............      32,400       402,975
                                                      ------------
                                                         5,108,363
                                                      ------------
TEXTILES - APPAREL AND SPECIALTY: 0.29%
* Jones Apparel Group, Inc..............      20,000       686,250
* Tommy Hilfiger Corp...................      16,300     1,198,050
                                                      ------------
                                                         1,884,300
                                                      ------------
TRUCKS AND PARTS: 0.49%
Cummins Engine Company, Inc.............       3,300       188,513
* Navistar International Corp...........      40,700     2,035,000
New Holland N.V.........................      44,300       758,638
PACCAR Inc..............................       4,200       224,175
                                                      ------------
                                                         3,206,326
                                                      ------------
TOTAL COMMON STOCKS
  (Cost $327,310,968)...............................   378,731,120
                                                      ------------

                                            PRINCIPAL
                                               AMOUNT
                                          -----------
SHORT-TERM OBLIGATIONS: 24.46%
FEDERAL FARM CREDIT BANK, DISCOUNT
  NOTES: 3.78%
4.68%, 7/1/99...........................  $15,000,000    14,998,050
4.70%, 7/1/99...........................   10,000,000     9,998,695
                                                       ------------
                                                         24,996,745
                                                       ------------
FEDERAL HOME LOAN BANK, DISCOUNT NOTES:
  3.02%
4.75%, 7/7/99...........................   10,000,000     9,990,764
4.68%, 7/28/99..........................   10,000,000     9,965,766
                                                       ------------
                                                         19,956,530
                                                       ------------
FEDERAL HOME LOAN MORTGAGE CORP.,
  DISCOUNT NOTES: 11.33%
4.74%, 7/2/99...........................   15,000,000    14,996,050
4.80%, 7/6/99...........................   10,000,000     9,991,999
4.85%, 7/9/99...........................   10,000,000     9,987,875
4.76%, 7/14/99..........................   20,000,000    19,962,976
5.02%, 7/16/99..........................   20,000,000    19,955,377
                                                       ------------
                                                         74,894,277
                                                       ------------
FEDERAL NATIONAL MORTGAGE ASSN.,
  DISCOUNT NOTES: 6.03%
4.89%, 7/19/99..........................   10,000,000     9,974,191
4.89%, 7/21/99..........................   10,000,000     9,971,475
4.95%, 7/21/99..........................   20,000,000    19,942,250
                                                       ------------
                                                         39,887,916
                                                       ------------
UNITED STATES TREASURY BILLS: 0.30%
4.365%, 7/29/99.........................    1,000,000(a)      996,576
4.61%, 9/16/99..........................    1,000,000(a)      990,247
                                                       ------------
                                                          1,986,823
                                                       ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Cost $161,741,481)................................   161,722,291
                                                       ------------

PHOENIX-ZWEIG STRATEGY FUND
STATEMENT OF NET ASSETS AS OF JUNE 30, 1999 (UNAUDITED)

                                            PRINCIPAL         VALUE
                                               AMOUNT      (NOTE 3)
------------------------------------------------------------------
REPURCHASE AGREEMENTS: 20.97%
With Morgan Stanley & Co., Inc., (dated
  6/30/99), 4.95%, due 7/1/99
  (Repurchase proceeds $75,685,405);
  collateralized by: $77,316,736 Federal
  National Mortgage Association Bonds,
  5.769% - 6.752%, due 5/1/2027 -
  10/1/2036
  (Market value $77,199,472)............  $75,675,000  $ 75,675,000
With Prudential Securities Inc., (dated
  6/30/99), 4.92%, due 7/1/99
  (Repurchase proceeds $63,008,610);
  collateralized by: $59,984,000 various
  United States Government and Agency
  Obligations, 5.00% - 9.25%, due
  8/3/1999 - 2/15/2016
  (Market value $64,260,453)............   63,000,000    63,000,000
                                                       ------------
TOTAL REPURCHASE AGREEMENTS
  (Cost $138,675,000)................................   138,675,000
                                                       ------------
TOTAL INVESTMENTS
  (Cost $627,727,449)...................   102.71%     679,128,411
Other Assets............................     0.14          926,581
                                          -------   --------------
  Total Assets..........................   102.85%     680,054,992
  Total Liabilities (Note 6)............    (2.85)     (18,854,124)
                                          -------   --------------
NET ASSETS (Note 7).....................   100.00%  $  661,200,868
                                          -------   --------------
                                          -------   --------------
------------------------------------------------------------------

                                              NUMBER
                                                  OF
                                           CONTRACTS
                                          ----------
NET UNREALIZED APPRECIATION ON FUTURES
  CONTRACTS: 0.04%
Standard & Poor's 500 Sept. 1999
  Long futures (b)......................          24  $    254,153
                                                      ------------


----------------------------------------------------------
CLASS A SHARES
Net asset value (NAV) and redemption price per
  share ($310,712,899/20,495,883 shares)..........  $15.16
                                                    ------
                                                    ------
Maximum public offering price per share - NAV/(1 -
  maximum sales charge) ($15.16/.945).............  $16.04
                                                    ------
                                                    ------
CLASS B SHARES
Net asset value and offering price per share
  ($66,212,190/4,336,248 shares)..................  $15.27
                                                    ------
                                                    ------
Redemption price per share........................      **
                                                    ------
                                                    ------
CLASS C SHARES
Net asset value and offering price per share
  ($282,689,094/18,555,425 shares)................  $15.23
                                                    ------
                                                    ------
Redemption price per share........................      **
                                                    ------
                                                    ------
CLASS I SHARES
Net asset value, offering and redemption price per
  share ($1,586,685/103,581 shares)...............  $15.32
                                                    ------
                                                    ------

------------------------------------------------------------------

*    Non-income producing security.
**   Varies by length of time shares are held (Note 4b).
(a)  Pledged as collateral for futures transactions.
(b) The extended market value of the long futures was $8,290,200 (representing 1.25% of the Fund's net assets) with a cost of $8,036,047

For Federal income tax purposes, the tax basis of investments owned at June 30, 1999 was $629,103,201 and net unrealized appreciation on investments consisted of:

Gross unrealized appreciation.....................  $ 54,383,504
Gross unrealized depreciation.....................    (4,104,141)
                                                    ------------
Net unrealized appreciation.......................  $ 50,279,363
                                                    ------------
                                                    ------------

                       See notes to financial statements.

PHOENIX-ZWEIG TRUST
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED) (IN THOUSANDS)

                                      PHOENIX-ZWEIG PHOENIX-ZWEIG
                          PHOENIX-ZWEIG    FOREIGN  GOVERNMENT  PHOENIX-ZWEIG    PHOENIX-ZWEIG  PHOENIX-ZWEIG   PHOENIX-ZWEIG
                          APPRECIATION     EQUITY        CASH     GOVERNMENT  GROWTH & INCOME         MANAGED        STRATEGY
                                 FUND       FUND        FUND           FUND              FUND          ASSETS            FUND
                          ----------- ---------- ----------- --------------  ----------------  --------------  --------------
INVESTMENT INCOME
Income
    Dividends*...........     $ 1,336       $ 82      $   --     $       --       $       249      $    2,748     $     4,031
    Interest.............       2,331         49       3,513          1,277               199           7,830**          5,629
-----------------------------------------------------------------------------------------------------------------------------
        Total income.....       3,667        131       3,513          1,277               448          10,578           9,660
-----------------------------------------------------------------------------------------------------------------------------
Expenses: (Note 3)
    Advisory fees (Note
      4).................       1,882         42         361            130               123           2,873           2,846
    Distribution fees,
      Class A (Note 4)...         284          3          21             41                 9             172             520
    Distribution fees,
      Class B (Note 4)...         131          9          10             11                69             195             365
    Distribution fees,
      Class C (Note 4)...         795         16           9             40                55           2,094           1,688
    Distribution fees,
      Class M (Note 4)...          --         --          33             --                --              --              --
    Transfer agent
      fees...............         325         17          32             40                32             287             652
    Amortization of
      organization
      expenses...........          --          3          --             --                 3              --              --
    Custodian fees.......          66         18          11              6                25              68              73
    Portfolio accounting
      fees...............          76         12          14             18                14              86              92
    Professional fees....          32         10           5              4                 9              40              49
    Reports to
      shareholders.......          49          1           8              3                 4              49             103
    Registration fees....          19         15          19             13                20              18              30
    Insurance............          --         --          --             --                --              --              --
    Trustees' fees.......           8          1           2              1                 1               9              16
    Miscellaneous........           3         --          --              1                 1               3               5
-----------------------------------------------------------------------------------------------------------------------------
        Total expenses...       3,670        147         525            308               365           5,894           6,439
    Less: Expenses
      reimbursed by
      investment adviser
      (Note 4)...........          --        (36)        (199)             --               --             --              --
-----------------------------------------------------------------------------------------------------------------------------
        Net expenses.....       3,670        111         326            308               365           5,894           6,439
-----------------------------------------------------------------------------------------------------------------------------
        Net investment
          income
          (loss).........          (3)         20       3,187            969               83           4,684           3,221
-----------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES)
Net realized gains
  (losses):
    Investments..........      53,137        275           1            425             1,503          19,015          75,533
    Futures..............         518        488          --             --                36          20,660           9,420
    Foreign currency.....          --        (58)          --             --               --              43              --
-----------------------------------------------------------------------------------------------------------------------------
    Net realized gains...      53,655        705           1            425             1,539          39,718          84,953
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in
  unrealized appreciation
  of investments,
  futures, and foreign
  currency...............     (63,163)        146          --         (2,544)           (1,359)        (18,353)        (69,881)
-----------------------------------------------------------------------------------------------------------------------------
Net realized and
  unrealized gains
  (losses) on
  investments, futures,
  and foreign currency...      (9,508)        851           1         (2,119)              180         21,365          15,072
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
  in net assets resulting
  from operations........     $(9,511)       $871      $3,188     $   (1,150)      $       263     $   26,049     $    18,293
-----------------------------------------------------------------------------------------------------------------------------
 * Net of taxes withheld
  on foreign dividends...     $     3       $  5           -              -       $         1      $      234     $        30
-----------------------------------------------------------------------------------------------------------------------------

 **  Net of taxes withheld on foreign interest of $41.

                       See notes to financial statements.

PHOENIX-ZWEIG TRUST
STATEMENT OF CHANGES IN NET ASSETS FOR THE SIX MONTHS ENDED JUNE 30, 1999 AND FOR THE YEAR ENDED DECEMBER 31, 1998 (UNAUDITED) (IN THOUSANDS)

                                                     PHOENIX-ZWEIG
                                  PHOENIX-ZWEIG     FOREIGN EQUITY
                              APPRECIATION FUND               FUND
                           --------------------  -----------------
                                1999       1998     1999      1998
                           ---------  ---------  -------  --------
INCREASE (DECREASE) IN
  NET ASSETS
OPERATIONS
 Net investment income
   (loss)................  $      (3) $      35  $    20  $     48
 Net realized gains
   (losses) on
   investments, futures,
   and foreign
   currency..............     53,655     41,928      705      (486)
 Unrealized appreciation
   (depreciation) on
   investments, futures,
   and foreign
   currency..............    (63,163)   (54,600)     146       687
------------------------------------------------------------------
 Net increase (decrease)
   in net assets
   resulting from
   operations............     (9,511)   (12,637)     871       249
------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS
  FROM NET INVESTMENT
  INCOME:
 Class A.................         --     (1,074)      --       (17)
 Class B.................         --         --       --        (9)
 Class C.................         --         --       --       (18)
 Class I.................         --        (16)      --       (16)
 Class M.................         --         --       --        --
DISTRIBUTIONS TO
  SHAREHOLDERS FROM NET
  REALIZED GAINS ON
  INVESTMENTS:
 Class A.................         --    (23,624)      --        --
 Class B.................         --     (2,982)      --        --
 Class C.................         --    (20,467)      --        --
 Class I.................         --       (162)      --        --
 Class M.................         --         --       --        --
------------------------------------------------------------------
 Total dividends and
   distributions to
   shareholders..........         --    (48,325)      --       (60)
------------------------------------------------------------------
CAPITAL SHARE
  TRANSACTIONS (Note 8):
 NET PROCEEDS FROM SALE
   OF SHARES
 Class A.................     95,747    101,998      438     2,264
 Class B.................      1,166     14,584       26     1,246
 Class C.................      1,698     25,225    3,748     3,563
 Class I.................        277      1,080      156        --
 Class M.................         --         --       --        --
------------------------------------------------------------------
                              98,888    142,887    4,368     7,073
------------------------------------------------------------------
NET ASSET VALUE OF SHARES
  ISSUED TO SHAREHOLDERS
  IN REINVESTMENT OF
  DIVIDENDS AND
  DISTRIBUTIONS
 Class A.................         --     21,161       --        16
 Class B.................         --      2,521       --         7
 Class C.................         --     15,810       --        14
 Class I.................         --        177       --        16
 Class M.................         --         --       --        --
------------------------------------------------------------------
                                  --     39,669       --        53
------------------------------------------------------------------
COST OF SHARES REDEEMED
 Class A.................   (158,149)  (146,964)  (1,163)     (582)
 Class B.................     (5,964)    (4,697)    (303)     (127)
 Class C.................    (58,335)   (60,176)  (4,195)   (1,436)
 Class I.................     (1,086)    (1,188)     (60)       --
 Class M.................         --         --       --        --
------------------------------------------------------------------
                            (223,534)  (213,025)  (5,721)   (2,145)
------------------------------------------------------------------
 Increase (decrease) in
   net assets derived
   from capital share
   transactions..........   (124,646)   (30,469)  (1,353)    4,981
------------------------------------------------------------------
 Net increase (decrease)
   in net assets.........   (134,157)   (91,431)    (482)    5,170
NET ASSETS:
 Beginning of period.....    475,819    567,250    8,486     3,316
------------------------------------------------------------------
 End of period...........  $ 341,662  $ 475,819  $ 8,004  $  8,486
------------------------------------------------------------------
 Accumulated net
   investment income
   (loss)................  $  (1,399) $  (1,398) $     7  $    (13)
------------------------------------------------------------------

                       See notes to financial statements.

                                                                         PHOENIX-ZWEIG
                                  PHOENIX-ZWEIG      PHOENIX-ZWEIG     GROWTH & INCOME        PHOENIX-ZWEIG           PHOENIX-ZWEIG
                           GOVERNMENT CASH FUND    GOVERNMENT FUND                FUND       MANAGED ASSETS           STRATEGY FUND
                           --------------------  -----------------  ------------------  -------------------  ----------------------
                                1999       1998     1999      1998      1999      1998      1999       1998        1999        1998
                           ---------  ---------  -------  --------  --------  --------  --------  ---------  ----------  ----------
INCREASE (DECREASE) IN
  NET ASSETS
OPERATIONS
 Net investment income
   (loss)................  $   3,187  $   4,316  $   969  $  2,066  $     83  $    125  $  4,684  $   9,661  $    3,221  $    6,756
 Net realized gains
   (losses) on
   investments, futures,
   and foreign
   currency..............          1         --      425       833     1,539      (568)   39,718     15,943      84,953      33,592
 Unrealized appreciation
   (depreciation) on
   investments, futures,
   and foreign
   currency..............         --         --   (2,544)      474    (1,359)   (1,295)  (18,353)    49,478     (69,881)    (77,620)
-----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease)
   in net assets
   resulting from
   operations............      3,188      4,316   (1,150)    3,373       263    (1,738)   26,049     75,082      18,293     (37,272)
-----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS
  FROM NET INVESTMENT
  INCOME:
 Class A.................       (304)      (238)    (616)   (1,445)      (29)      (68)   (1,212)    (3,259)     (2,106)     (5,289)
 Class B.................        (35)       (28)     (45)      (60)      (19)      (24)     (286)      (565)       (195)       (265)
 Class C.................       (130)      (186)    (223)     (504)      (14)      (22)   (2,960)    (8,751)       (839)     (1,004)
 Class I.................        (57)       (13)     (77)      (85)      (12)      (19)      (25)       (85)        (12)        (14)
 Class M.................     (2,661)    (3,851)      --        --        --        --        --         --          --          --
DISTRIBUTIONS TO
  SHAREHOLDERS FROM NET
  REALIZED GAINS ON
  INVESTMENTS:
 Class A.................         --         --       --        --        --        --        --       (341)         --     (13,202)
 Class B.................         --         --       --        --        --        --        --        (89)         --      (2,617)
 Class C.................         --         --       --        --        --        --        --     (1,207)         --     (13,842)
 Class I.................         --         --       --        --        --        --        --         (5)         --         (43)
 Class M.................         (1)        --       --        --        --        --        --         --          --          --
-----------------------------------------------------------------------------------------------------------------------------------
 Total dividends and
   distributions to
   shareholders..........     (3,188)    (4,316)    (961)   (2,094)      (74)     (133)   (4,483)   (14,302)     (3,152)    (36,276)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE
  TRANSACTIONS (Note 8):
 NET PROCEEDS FROM SALE
   OF SHARES
 Class A.................    356,261     95,695    1,027     5,104       156     5,229     6,995     21,680     294,919      39,755
 Class B.................      1,405      2,873      852     1,519       461     7,079    13,352     15,275       1,255      23,954
 Class C.................      5,802      9,960    1,268     4,783       372     7,191    17,236     42,784       3,303      44,887
 Class I.................          1      4,310      159     2,921       228        --       281         34         195         521
 Class M.................    261,944    425,483       --        --        --        --        --         --          --          --
-----------------------------------------------------------------------------------------------------------------------------------
                             625,413    538,321    3,306    14,327     1,217    19,499    37,864     79,773     299,672     109,117
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE OF SHARES
  ISSUED TO SHAREHOLDERS
  IN REINVESTMENT OF
  DIVIDENDS AND
  DISTRIBUTIONS
 Class A.................        241        145      377       850        25        60     1,033      2,999       1,684      15,081
 Class B.................         29         22       21        31        14        17       197        490         152       2,279
 Class C.................        124        157      114       281        12        18     2,241      7,486         632      11,239
 Class I.................         37         13       77        85        12        19        25         90          12          57
 Class M.................      1,568      1,659       --        --        --        --        --         --          --          --
-----------------------------------------------------------------------------------------------------------------------------------
                               1,999      1,996      589     1,247        63       114     3,496     11,065       2,480      28,656
-----------------------------------------------------------------------------------------------------------------------------------
COST OF SHARES REDEEMED
 Class A.................   (359,627)   (90,023)  (4,213)   (5,155)   (3,387)   (3,660)  (22,083)   (26,000)   (401,881)   (180,481)
 Class B.................     (1,089)    (1,494)    (750)     (599)   (4,478)   (1,873)   (5,516)    (3,272)    (19,338)    (14,239)
 Class C.................     (7,062)    (6,154)  (3,380)   (3,712)   (5,275)   (5,560)  (51,916)   (73,692)   (151,595)   (187,646)
 Class I.................       (889)    (1,537)     (57)   (1,000)      (83)       --       (96)    (1,190)        (72)       (188)
 Class M.................   (186,970)  (408,477)      --        --        --        --        --         --          --          --
-----------------------------------------------------------------------------------------------------------------------------------
                            (555,637)  (507,685)  (8,400)  (10,466)  (13,223)  (11,093)  (79,611)  (104,154)   (572,886)   (382,554)
-----------------------------------------------------------------------------------------------------------------------------------
 Increase (decrease) in
   net assets derived
   from capital share
   transactions..........     71,775     32,632   (4,505)    5,108   (11,943)    8,520   (38,251)   (13,316)   (270,734)   (244,781)
-----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease)
   in net assets.........     71,775     32,632   (6,616)    6,387   (11,754)    6,649   (16,685)    47,464    (255,593)   (318,329)
NET ASSETS:
 Beginning of period.....     94,800     62,168   46,913    40,526    40,616    33,967   586,760    539,296     916,794   1,235,123
-----------------------------------------------------------------------------------------------------------------------------------
 End of period...........  $ 166,575  $  94,800  $40,297  $ 46,913  $ 28,862  $ 40,616  $570,075  $ 586,760  $  661,201  $  916,794
-----------------------------------------------------------------------------------------------------------------------------------
 Accumulated net
   investment income
   (loss)................  $      --  $      --  $     9  $      1  $     (2) $    (11) $    (34) $    (235) $      134  $       65
-----------------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999 (UNAUDITED)

NOTE 1--ACQUISITION
On March 1, 1999, Phoenix Investment Partners, Ltd. ("Phoenix") completed the acquisition of Zweig/Glaser Advisers, the Trust's investment manager (the "Manager"), and of Zweig Securities Corp., the Trust's distributor (the "Distributor"). As a result, Zweig Series Trust changed its' name to Phoenix-Zweig Trust and each of the Series in the Trust changed its' name by adding Phoenix- to the beginning of each Series' name. In addition, Zweig/Glaser Advisers LLC has succeeded Zweig/Glaser Advisers as the Manager and Phoenix Equity Planning Corporation ("PEPCO") has succeeded Zweig Securities Corp. as the Distributor. In order to continue to have access to the advisory and consulting services of Dr. Martin E. Zweig and his associates, the Manager entered into a sub-advisory servicing agreement with Zweig Consulting LLC.

NOTE 2--ORGANIZATION
Phoenix-Zweig Trust (the "Trust"), organized as a Delaware business trust, is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Trust presently consists of seven separate investment portfolios ("Series"): Phoenix-Zweig Appreciation Fund, Phoenix-Zweig Foreign Equity Fund, Phoenix-Zweig Government Cash Fund, Phoenix-Zweig Government Fund, Phoenix-Zweig Growth & Income Fund, Phoenix-Zweig Managed Assets and Phoenix-Zweig Strategy Fund. Each Series offers Class A, Class B, Class C and Class I Shares and Phoenix-Zweig Government Cash Fund also offers Class M Shares.

NOTE 3--SIGNIFICANT ACCOUNTING POLICIES
(A) GENERAL: Investment transactions are recorded on trade date. Realized gains and losses on sales of investments are determined on the identified cost basis for both financial reporting and income tax purposes. Distributions to shareholders and dividend income are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Direct expenses are charged to each class or Series and general expenses are allocated in proportion to net assets. Organization expenses are amortized on a straight-line basis over the first 60 months of operations of a Series. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(B) PORTFOLIO VALUATION: Stocks, futures and options are valued at the closing prices reported on recognized securities exchanges or if no sale was reported, and for unlisted securities, at the mean between the last-reported bid and asked prices. Bonds and other fixed-income securities are valued at prices obtained from an established bond-pricing service. Forward foreign currency contracts are valued using forward currency exchange rates supplied by a quotation service. Securities for which market quotations are not readily available (of which there were none at June 30, 1999) are valued at fair value as determined by the Board of Trustees. The repatriation of proceeds received from the sale of Malaysian securities has been restricted by the Malaysian government until at least September 1, 1999. As a result, Malaysian securities are considered illiquid and are being fair valued using methods determined in good faith by the Board of Trustees. Short-term obligations having a remaining maturity of 60 days or less are valued at amortized cost (which approximates market value). Phoenix-Zweig Government Cash Fund values all short-term investments using the amortized cost method pursuant to Rule 2a-7 under the Act.

(C) FUTURES CONTRACTS AND OPTION ACCOUNTING PRINCIPLES: Initial margin deposits on futures contracts are recorded as assets. The value of such contracts are "marked to market" daily and changes are recognized as unrealized gains or losses. Variation margin payments are recognized as assets or liabilities, depending upon whether unrealized gains or losses are incurred. When a futures contract is closed, the Series realizes a gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract. When a Series writes an option, an amount equal to the premium received is recorded as an asset and a corresponding liability. The liability is subsequently "marked to market" daily. When an option written is exercised, the proceeds of sale of the underlying security are increased by the premium originally received and the Series realizes a gain or loss. When an option written expires or the Series enters into a closing purchase transaction, the liability is extinguished and the Series realizes a gain or loss.

(D) FOREIGN CURRENCY TRANSLATION: Assets and liabilities denominated in a foreign currency are translated into U.S. dollars using exchange rates on the valuation date. Purchases and sales of investments , expense payments and income receipts are translated into U.S. dollars using the exchange rate on the transaction date. The Trust does not segregate that portion of the results of operations resulting from changes in foreign exchange rates from the portion resulting from changes in market prices of investments held; both are included in net realized and unrealized gains or losses.

(E) OFF-BALANCE-SHEET RISK, REPURCHASE AGREEMENTS AND DERIVATIVES: Foreign investments and forward foreign currency contracts may involve risks relating to the level of governmental supervision and regulation of foreign markets, and the possibility of political or economic instability. With respect to forward foreign currency contracts and repurchase agreements, losses may arise if the counterparty does not perform under the contract or agreement. The Trust's investment manager monitors the requirement that the market value of the securities used to collateralize a repurchase agreement exceed the dollar amount of the counterparty's obligation to repurchase. A Series' use of futures contracts, forward foreign currency contracts and options involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of net assets. These derivative financial instruments ("derivatives") are used to adjust the risk and return characteristics of a Series' portfolio. Derivatives are not used for the purpose of leverage. The objective in buying or selling a derivative instrument is to increase or decrease a Series' exposure to changing security prices, interest rates or currency exchange rates. If the Manager misjudges market conditions or employs a strategy that does not correlate well with the Series' other investments, use of these derivatives could result in a loss, regardless of the Manager's original intent to reduce risk.

(F) FEDERAL INCOME TAXES: As long as management's view is that it is in the best interests of the shareholders, it is the policy of each Series to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders; therefore, no provision for federal income tax is required.

(G) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends and distributions are declared separately for each class of shares of a Series. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and federal income tax purposes.

At October 31, 1998 (each Series' tax fiscal year-end), Phoenix-Zweig Foreign Equity Fund had a capital loss carryforward of $307,743 expiring October 31, 2006; Phoenix-Zweig Growth & Income Fund had a capital loss carryforward of $39,205 expiring October 31, 2005; and Phoenix-Zweig Government Fund had capital loss carryforwards of $249,274, $7,227,155 and $1,010,121 expiring October 31, 1999, 2002 and 2004 respectively; available to offset any net capital gains subsequently realized, subject to certain limitations.

NOTE 4--INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
(A) INVESTMENT MANAGER: The Trust's investments are managed by Zweig/Glaser Advisers LLC (the "Manager"), a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. The Manager's investment advisory fee is based on the average daily net assets of each Series at the following annual rates: Phoenix-Zweig Appreciation Fund - 1.00%, Phoenix-Zweig Foreign Equity Fund - 1.00%, Phoenix-Zweig Government Cash Fund - 0.50%, Phoenix-Zweig Government Fund - 0.60%, Phoenix-Zweig Growth & Income Fund - 0.75%; Phoenix-Zweig Managed Assets -1.00% and Phoenix-Zweig Strategy Fund - 0.75%. The fees are accrued daily and paid monthly. Investment advisory fees for the six months ended June 30, 1999 aggregated $8,257,390 before expense reimbursements

The Manager has voluntarily undertaken to limit the expenses of Phoenix-Zweig Government Cash Fund (exclusive of taxes, interest, brokerage commissions, the distribution fees described below and extraordinary expenses) until December 31, 1999 to 0.35% of its average daily net assets. During the six months ended June 30, 1999, the Manager's reimbursements to Phoenix-Zweig Government Cash Fund aggregated $199,335. The Manager reserves the right to discontinue this expense limitation at any time after December 31, 1999.

The Manager had voluntarily undertaken to limit the expenses of Phoenix-Zweig Foreign Equity Fund (exclusive of taxes, interest, brokerage commissions, the distribution fees described below and extraordinary expenses) until April 30, 1999 to 1.50% of its average daily net assets. During the period January 1, 1999 to April 30, 1999, the Manager's reimbursements to Phoenix-Zweig Foreign Equity Fund aggregated $35,865.

(B) PRINCIPAL DISTRIBUTOR: PEPCO (the "Distributor") serves as principal distributor of shares of the Trust. The Trust's Class A Shares (excluding Phoenix-Zweig Government Cash Fund shares) are sold with an initial sales charge, Class B Shares and Class C Shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge, and Class I Shares and Class M Shares are sold without a sales charge. During the six months ended June 30, 1999, the Distributor's share of the initial and contingent deferred sales charges was $17,583 and $1,027,825, respectively.

Pursuant to a Rule 12b-1 plan of distribution, the Trust pays the Distributor a combined service and distribution fee equal to an annual rate of 0.30% of average daily net assets for each Series of Class A Shares, 1.00% for each Series of Class B Shares, and 1.00% for Class C Shares of Phoenix-Zweig Appreciation Fund, Phoenix-Zweig Foreign Equity Fund, Phoenix-Zweig Growth & Income Fund, Phoenix-Zweig Managed Assets and Phoenix-Zweig Strategy Fund, 0.75% for Class C Shares of Phoenix-Zweig Government Fund and 0.30% for Class C Shares of Phoenix-Zweig Government Cash Fund. A separate Rule 12b-1 distribution sharing plan for Class M Shares of Phoenix - Zweig Government Cash Fund provides that service organizations may be paid up to 0.30% of average daily net assets equally by the Class M Shares and the Manager. Class I Shares, which are available for purchase by tax-exempt retirement plans of the Distributor and its affiliates and certain institutional investors, do not have a Rule 12b-1 Plan.

During the six months ended June 30, 1999, the Trust paid Zweig Securities Corp. brokerage commissions of $91,728 in connection with portfolio transactions effected by it.

One Trustee and all of the officers of the Trust are also officers of the Manager and/or the Distributor.

NOTE 5--PURCHASES AND SALES OF INVESTMENTS/OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
During the six months ended June 30, 1999, purchases and sales of investments, excluding repurchase agreements, short-term obligations held to maturity, and futures contracts, were:

                            PHOENIX-ZWEIG     PHOENIX-ZWEIG    PHOENIX-ZWEIG         PHOENIX-ZWEIG    PHOENIX-ZWEIG    PHOENIX-ZWEIG
                             APPRECIATION    FOREIGN EQUITY       GOVERNMENT       GROWTH & INCOME          MANAGED         STRATEGY
                                     FUND              FUND             FUND                  FUND           ASSETS             FUND
                           --------------   ---------------   --------------   -------------------   --------------   --------------
Purchases................   $  57,225,716      $  874,735       $ 19,465,411       $21,790,697        $ 100,404,405    $ 279,663,475
Sales....................     274,830,505       2,397,520         35,423,440        41,938,713          214,497,242      605,534,226

      Forward foreign currency contracts outstanding at June 30, 1999, for Phoenix-Zweig Foreign Equity Fund were:

                                                                                                   NET UNREALIZED
                                                                      SETTLEMENT                     APPRECIATION
                             CONTRACTS TO DELIVER   IN EXCHANGE FOR         DATE          VALUE    (DEPRECIATION)
                           ----------------------  ----------------   ----------   ------------   ---------------
Sales
  Euro Currency..........   EUR         1,700,000     $1,781,430       9/15/99     ($ 1,763,625)      $17,805
  Japanese Yen...........  Y          106,700,000        886,176       9/16/99         (891,914)       (5,738)
  Swedish Krona..........  SKr          1,870,000        221,218       9/15/99         (221,017)          201
  Swiss Franc............  Sf              280,000       184,819       9/15/99         (181,758)        3,061
  U.K. Pound Sterling....  L              560,000        890,596       9/15/99         (883,284)        7,312
                                                   ----------------                ------------   ---------------
                                                      $3,964,239                   ($ 3,941,598)      $22,641
                                                   ----------------                ------------   ---------------
                                                   ----------------                ------------   ---------------

      Forward foreign currency contracts outstanding at June 30, 1999, for Phoenix-Zweig Managed Assets were:

                                                                                                       NET UNREALIZED
                                                                        SETTLEMENT                       APPRECIATION
                               CONTRACTS TO DELIVER   IN EXCHANGE FOR         DATE            VALUE    (DEPRECIATION)
                           ------------------------  ----------------   ----------   --------------   ---------------
Sales
  Euro Currency..........    EUR         100,00,000    $104,790,000      9/15/99     ($ 103,742,623)     $1,047,377
  Japanese Yen...........  Y          2,650,000,000      22,009,053      9/16/99        (22,151,567)       (142,514)
  Swedish Krona..........  SKr           65,000,000       7,689,396      9/15/99         (7,682,404)          6,992
  U.K. Pound Sterling....  L             24,000,000      38,168,400      9/15/99        (37,855,024)        313,376
                                                     ----------------                --------------   ---------------
                                                       $172,656,849                  ($ 171,431,618)     $1,225,231
                                                     ----------------                --------------   ---------------
                                                     ----------------                --------------   ---------------

NOTE 6--LIABILITIES - JUNE 30, 1999 (IN THOUSANDS)

                            PHOENIX-ZWEIG     PHOENIX-ZWEIG      PHOENIX-ZWEIG    PHOENIX-ZWEIG         PHOENIX-ZWEIG
                             APPRECIATION    FOREIGN EQUITY    GOVERNMENT CASH       GOVERNMENT       GROWTH & INCOME
                                     FUND              FUND               FUND             FUND                  FUND
                           --------------   ---------------   ----------------   --------------   -------------------
Advisory fee.............      $   18             $ --             $     2           $    1               $  1
Distribution and service
  fees...................         178                5                  13               14                 19
Capital shares
  redeemed...............         919              695                 621              128                140
Dividends................          --               --                 599               --                 --
Investments purchased....          --               --              19,798               --                 --
Variation margin
  payable................           9                7                  --               --                 --
Accrued expenses.........         258               31                  --               11                 15
                              -------            -----            --------          -------              -----
    Total Liabilities....      $1,382             $738             $21,033           $  154               $175
                              -------            -----            --------          -------              -----
                              -------            -----            --------          -------              -----

                            PHOENIX-ZWEIG    PHOENIX-ZWEIG
                                  MANAGED         STRATEGY
                                   ASSETS             FUND
                           --------------   --------------
Advisory fee.............      $   31           $    27
Distribution and service
  fees...................         401               369
Capital shares
  redeemed...............       1,691             3,748
Dividends................          --                --
Investments purchased....          --            14,178
Variation margin
  payable................       1,279                --
Accrued expenses.........         168               532
                              -------       --------------
    Total Liabilities....      $3,570           $18,854
                              -------       --------------
                              -------       --------------

NOTE 7--NET ASSETS - JUNE 30, 1999 (IN THOUSANDS)

                            PHOENIX-ZWEIG     PHOENIX-ZWEIG      PHOENIX-ZWEIG    PHOENIX-ZWEIG         PHOENIX-ZWEIG
                             APPRECIATION    FOREIGN EQUITY    GOVERNMENT CASH       GOVERNMENT       GROWTH & INCOME
                                     FUND              FUND               FUND             FUND                  FUND
                           --------------   ---------------   ----------------   --------------   -------------------
Net Assets consist of:
  Capital paid-in........     $243,600           $6,912           $166,575           $46,001            $26,181
  Undistributed net
    investment income
    (loss)...............       (1,399)               7                 --                 9                 (2)
  Accumulated net
    realized gain
    (loss)...............       67,996              208                 --            (4,814)             1,503
  Net unrealized
    appreciation
    (depreciation) of
    investments..........       31,465              877                 --              (899)             1,180
                           --------------       -------       ----------------   --------------        --------
                              $341,662           $8,004           $166,575           $40,297            $28,862
                           --------------       -------       ----------------   --------------        --------
                           --------------       -------       ----------------   --------------        --------

                            PHOENIX-ZWEIG    PHOENIX-ZWEIG
                                  MANAGED         STRATEGY
                                   ASSETS             FUND
                           --------------   --------------
Net Assets consist of:
  Capital paid-in........     $445,086         $482,423
  Undistributed net
    investment income
    (loss)...............           --              134
  Accumulated net
    realized gain
    (loss)...............       45,845          126,989
  Net unrealized
    appreciation
    (depreciation) of
    investments..........       79,144           51,655
                           --------------   --------------
                              $570,075         $661,201
                           --------------   --------------
                           --------------   --------------

NOTE 8--CAPITAL SHARES
The Trust has unlimited authorized shares of beneficial interest ($0.10 par value), divided into Series and issued in classes (see note 1). Capital share transactions for the six months ended June 30, 1999 and for the year ended December 31, 1998 are set forth below.

                                             CLASS A                 CLASS B                   CLASS C               CLASS I
                           -------------------------  ----------------------  ------------------------  --------------------
                                   1999         1998        1999        1998         1999         1998      1999        1998
                           ------------  -----------  ----------  ----------  -----------  -----------  --------  ----------
PHOENIX-ZWEIG
 APPRECIATION FUND
  Sold...................     6,163,748    5,803,260      75,746     787,653      115,014    1,399,569    18,286      67,519
  Issued in reinvestment
    of dividends and
    distributions........            --    1,350,165          --     163,583           --    1,027,289        --      11,146
  Redeemed...............   (10,223,925)  (8,374,991)   (394,712)   (275,440)  (3,849,393)  (3,540,745)  (65,921)    (58,827)
----------------------------------------------------------------------------------------------------------------------------
      Net increase
        (decrease).......    (4,060,177)  (1,221,566)   (318,966)    675,796   (3,734,379)  (1,113,887)  (47,635)     19,838
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
PHOENIX-ZWEIG FOREIGN
 EQUITY FUND (3)
  Sold...................        33,742      182,658       2,077      99,679      289,559      287,187    12,621          --
  Issued in reinvestment
    of dividends.........            --        1,314          --         592           --        1,128        --       1,272
  Redeemed...............       (86,337)     (48,853)    (23,325)    (10,834)    (323,529)    (116,523)   (4,465)         --
----------------------------------------------------------------------------------------------------------------------------
      Net increase
        (decrease).......       (52,595)     135,119     (21,248)     89,437      (33,970)     171,792     8,156       1,272
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
PHOENIX-ZWEIG GOVERNMENT
 CASH FUND (1)
  Sold...................   356,260,674   95,695,366   1,405,201   2,873,372    5,802,114    9,959,590     1,294   4,309,423
  Issued in reinvestment
    of dividends.........       241,586      144,560      28,969      22,211      123,829      157,370    36,814      12,346
  Redeemed...............  (359,627,046) (90,022,815) (1,089,165) (1,493,668)  (7,062,026)  (6,153,574) (888,970) (1,537,000)
----------------------------------------------------------------------------------------------------------------------------
      Net increase
        (decrease).......    (3,124,786)   5,817,111     345,005   1,401,915   (1,136,083)   3,963,386  (850,862)  2,784,769
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
PHOENIX-ZWEIG GOVERNMENT
 FUND (2)
  Sold...................        99,378      487,472      82,963     144,175      124,945      461,788    15,422     278,578
  Issued in reinvestment
    of dividends.........        37,133       82,836       2,091       2,992       11,297       27,410     7,564       8,254
  Redeemed...............      (412,197)    (500,204)    (73,238)    (57,792)    (332,778)    (362,588)   (5,638)    (95,877)
----------------------------------------------------------------------------------------------------------------------------
      Net increase
        (decrease).......      (275,686)      70,104      11,816      89,375     (196,536)     126,610    17,348     190,955
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
PHOENIX-ZWEIG GROWTH &
 INCOME FUND
  Sold...................        11,715      384,281      35,630     501,874       28,332      518,964    17,995          --
  Issued in reinvestment
    of dividends.........         1,868        4,346       1,034       1,278          866        1,309       899       1,365
  Redeemed...............      (257,983)    (276,404)   (344,206)   (145,254)    (405,852)    (432,508)   (6,201)         --
----------------------------------------------------------------------------------------------------------------------------
      Net increase
        (decrease).......      (244,400)     112,223    (307,542)    357,898     (376,654)      87,765    12,693       1,365
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
PHOENIX-ZWEIG MANAGED
 ASSETS
  Sold...................       483,686    1,570,483     922,024   1,108,058    1,206,308    3,147,226    19,607       2,421
  Issued in reinvestment
    of dividends and
    distributions........        70,735      213,319      13,372      34,599      154,536      536,232     1,688       6,289
  Redeemed...............    (1,526,221)  (1,893,703)   (378,050)   (235,957)  (3,616,484)  (5,428,861)   (6,477)    (82,314)
----------------------------------------------------------------------------------------------------------------------------
      Net increase
        (decrease).......      (971,800)    (109,901)    557,346     906,700   (2,255,640)  (1,745,403)   14,818     (73,604)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
PHOENIX-ZWEIG STRATEGY
 FUND
  Sold...................    19,915,569    2,574,127      84,066   1,471,884      222,607    2,788,560    13,384      34,727
  Issued in reinvestment
    of dividends and
    distributions........       112,236    1,028,617      10,041     157,763       41,913      780,919       813       3,891
  Redeemed...............   (27,180,621) (11,819,361) (1,298,269)   (933,992) (10,222,449) (12,480,544)   (4,761)    (11,916)
----------------------------------------------------------------------------------------------------------------------------
      Net increase
        (decrease).......    (7,152,816)  (8,216,617) (1,204,162)    695,655   (9,957,929)  (8,911,065)    9,436      26,702
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 1999 and for the year ended December 31, 1998, respectively, shares of Phoenix-Zweig Government Cash Fund Class M sold were 261,944,271 and 425,483,310; shares issued in reinvestment of dividends were 1,567,647 and 1,658,994; and shares redeemed were 186,970,190 and 408,477,447 for a net increase of 76,541,728 and 18,664,857 shares, respectively.
(2) Class I Shares of Phoenix-Zweig Government Fund commenced operations on July 14, 1997.
(3)  Phoenix-Zweig Foreign Equity Fund commenced operations on November 24,
     1997.

NOTE 9--BORROWINGS
The Trust has entered into a Liquidity Line of Credit with The Bank of New York for $100,000,000. The Trust has not had to use the Line of Credit since it was established on July 21, 1997. If a Series uses the Line of Credit, it will be collateralized by that Series' portfolio.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE SIX MONTHS ENDED
JUNE 30, 1999 AND THE YEARS ENDED DECEMBER 31, 1998, 1997, 1996,1995 AND 1994
(UNAUDITED)

                                                                                   NET
                                                       NET                    REALIZED                                DISTRIBUTIONS
                                                     ASSET           NET           AND                   DIVIDENDS         FROM NET
                                                     VALUE    INVESTMENT    UNREALIZED    TOTAL FROM      FROM NET         REALIZED
PERIOD                                           BEGINNING        INCOME         GAINS    INVESTMENT    INVESTMENT          CAPITAL
ENDED                                            OF PERIOD        (LOSS)      (LOSSES)    OPERATIONS        INCOME            GAINS
----------------------------------------------  ----------   -----------   -----------   -----------   -----------   --------------
 PHOENIX-ZWEIG APPRECIATION FUND CLASS A
   1999                                           $  16.21      $   0.03      $  (0.13)     $  (0.10)     $     --       $       --
   1998                                              18.27          0.07         (0.32)        (0.25)        (0.07)           (1.74)
   1997                                              15.90          0.10          3.67          3.77         (0.09)           (1.31)
   1996                                              15.91          0.17          2.25          2.42         (0.17)           (2.26)
   1995                                              13.54          0.16          3.05          3.21         (0.33)           (0.51)
   1994                                              14.33          0.16         (0.43)        (0.27)        (0.06)           (0.46)
 PHOENIX-ZWEIG APPRECIATION FUND CLASS B (2)
   1999                                              16.02         (0.04)        (0.11)        (0.15)           --               --
   1998                                              18.13         (0.06)        (0.31)        (0.37)           --            (1.74)
   1997                                              15.82         (0.02)         3.64          3.62            --            (1.31)
   1996                                              16.34          0.03          1.74          1.77         (0.03)           (2.26)
 PHOENIX-ZWEIG APPRECIATION FUND CLASS C
   1999                                              15.99         (0.08)        (0.08)        (0.16)           --               --
   1998                                              18.10         (0.07)        (0.30)        (0.37)           --            (1.74)
   1997                                              15.79         (0.02)         3.64          3.62            --            (1.31)
   1996                                              15.83          0.06          2.22          2.28         (0.06)           (2.26)
   1995                                              13.36          0.06          3.03          3.09         (0.11)           (0.51)
   1994                                              14.19          0.06         (0.43)        (0.37)           --            (0.46)
 PHOENIX-ZWEIG APPRECIATION FUND CLASS I (3)
   1999                                              16.43          0.05         (0.13)        (0.08)           --               --
   1998                                              18.46          0.09         (0.29)        (0.20)        (0.09)           (1.74)
   1997                                              16.04          0.15          3.71          3.86         (0.13)           (1.31)
   1996                                              17.28          0.04          1.02          1.06         (0.04)           (2.26)
 PHOENIX-ZWEIG FOREIGN EQUITY FUND CLASS A (6)
   1999(19)                                          12.39          0.07          1.24          1.31            --               --
   1998(18)                                          11.45          0.08          0.96          1.04         (0.10)              --
   1997(17)                                          11.34          0.01          0.11          0.12         (0.01)              --
 PHOENIX-ZWEIG FOREIGN EQUITY FUND CLASS B (6)
   1999(19)                                          12.35          0.01          1.24          1.25            --               --
   1998(18)                                          11.45          0.04          0.92          0.96         (0.06)              --
   1997(17)                                          11.34          0.01          0.11          0.12         (0.01)              --
 PHOENIX-ZWEIG FOREIGN EQUITY FUND CLASS C (6)
   1999(19)                                          12.33          0.01          1.24          1.25            --               --
   1998(18)                                          11.45          0.05          0.90          0.95         (0.07)              --
   1997(17)                                          11.34          0.01          0.11          0.12         (0.01)              --
 PHOENIX-ZWEIG FOREIGN EQUITY FUND CLASS I (6)
   1999(19)                                          12.35          0.08          1.25          1.33            --               --
   1998(18)                                          11.46          0.16          0.91          1.07         (0.18)              --
   1997(17)                                          11.34          0.02          0.12          0.14         (0.02)              --
 PHOENIX-ZWEIG GOVERNMENT CASH FUND
 CLASS A (1)
   1999(11)                                           1.00          0.02            --          0.02         (0.02)              --
   1998(10)                                           1.00          0.05            --          0.05         (0.05)              --
   1997(9)                                            1.00          0.05            --          0.05         (0.05)              --
   1996(8)                                            1.00          0.05            --          0.05         (0.05)              --
   1995(7)                                            1.00          0.05            --          0.05         (0.05)              --
   1994                                               1.00          0.03            --          0.03         (0.03)              --
 PHOENIX-ZWEIG GOVERNMENT CASH FUND
 CLASS B (2)
   1999(11)                                           1.00          0.02            --          0.02         (0.02)              --
   1998(10)                                           1.00          0.04            --          0.04         (0.04)              --
   1997(9)                                            1.00          0.04            --          0.04         (0.04)              --
   1996(8)                                            1.00          0.03            --          0.03         (0.03)              --
 PHOENIX-ZWEIG GOVERNMENT CASH FUND
 CLASS C (1)
   1999(11)                                           1.00          0.02            --          0.02         (0.02)              --
   1998(10)                                           1.00          0.05            --          0.05         (0.05)              --
   1997(90)                                           1.00          0.05            --          0.05         (0.05)              --
   1996(8)                                            1.00          0.05            --          0.05         (0.05)              --
   1995(7)                                            1.00          0.05            --          0.05         (0.05)              --
   1994                                               1.00          0.03            --          0.03         (0.03)              --
 PHOENIX-ZWEIG GOVERNMENT CASH FUND
 CLASS I (3)
   1999(11)                                           1.00          0.02            --          0.02         (0.02)              --
   1998(10)                                           1.00          0.05            --          0.05         (0.05)              --
   1997(9)                                            1.00          0.05            --          0.05         (0.05)              --
   1996(8)                                            1.00          0.01            --          0.01         (0.01)              --

                                                                                            RATIOS TO AVERAGE
                                                                                                   NET ASSETS
                                                        TOTAL   NET ASSET               ---------------------
                                                    DIVIDENDS       VALUE                                 NET   PORTFOLIO
PERIOD                                                    AND         END       TOTAL              INVESTMENT   TURNOVER
ENDED                                           DISTRIBUTIONS   OF PERIOD   RETURN***   EXPENSES       INCOME      RATE
----------------------------------------------  -------------   ---------   ---------   --------   ----------   -------
 PHOENIX-ZWEIG APPRECIATION FUND CLASS A
   1999                                            $       --    $  16.11       (0.62)%     1.61%*       0.34%*      20%
   1998                                                 (1.81)      16.21       (0.97)      1.52         0.34       117
   1997                                                 (1.40)      18.27       23.83       1.52         0.61        77
   1996                                                 (2.43)      15.90       15.39       1.62         1.03        88
   1995                                                 (0.84)      15.91       24.00       1.63         1.10        68
   1994                                                 (0.52)      13.54       (1.83)      1.70         1.09        97
 PHOENIX-ZWEIG APPRECIATION FUND CLASS B (2)
   1999                                                    --       15.87       (0.94)      2.31*       (0.36)*      20
   1998                                                 (1.74)      16.02       (1.66)      2.22        (0.36)      117
   1997                                                 (1.31)      18.13       22.97       2.22        (0.09)       77
   1996                                                 (2.29)      15.82       11.01**     2.32*        0.33*       88
 PHOENIX-ZWEIG APPRECIATION FUND CLASS C
   1999                                                    --       15.83       (1.00)      2.31*       (0.36)*      20
   1998                                                 (1.74)      15.99       (1.67)      2.22        (0.36)      117
   1997                                                 (1.31)      18.10       23.01       2.22        (0.09)       77
   1996                                                 (2.32)      15.79       14.54       2.32         0.33        88
   1995                                                 (0.62)      15.83       23.20       2.33         0.40        68
   1994                                                 (0.46)      13.36       (2.55)      2.40         0.39        97
 PHOENIX-ZWEIG APPRECIATION FUND CLASS I (3)
   1999                                                    --       16.35       (0.49)      1.31*        0.64*       20
   1998                                                 (1.83)      16.43       (0.67)      1.22         0.64       117
   1997                                                 (1.44)      18.46       24.17       1.22         0.91        77
   1996                                                 (2.30)      16.04        6.30**     1.32*        1.33*       88
 PHOENIX-ZWEIG FOREIGN EQUITY FUND CLASS A (6)
   1999(19)                                                --       13.70       10.57       2.63*        0.81*       14
   1998(18)                                             (0.10)      12.39        9.08       1.80         1.14        40
   1997(17)                                             (0.01)      11.45        1.09**     1.80*        1.20*       64*
 PHOENIX-ZWEIG FOREIGN EQUITY FUND CLASS B (6)
   1999(19)                                                --       13.60       10.20       3.33*        0.11*       14
   1998(18)                                             (0.06)      12.35        8.36       2.50         0.44        40
   1997(17)                                             (0.01)      11.45        1.03**     2.50*        0.50*       64*
 PHOENIX-ZWEIG FOREIGN EQUITY FUND CLASS C (6)
   1999(19)                                                --       13.58       10.14       3.33*        0.11*       14
   1998(18)                                             (0.07)      12.33        8.27       2.50         0.44        40
   1997(17)                                             (0.01)      11.45        1.03**     2.50*        0.50*       64*
 PHOENIX-ZWEIG FOREIGN EQUITY FUND CLASS I (6)
   1999(19)                                                --       13.68       10.77       2.33*        1.11*       14
   1998(18)                                             (0.18)      12.35        9.32       1.50         1.44        40
   1997(17)                                             (0.02)      11.46        1.22**     1.50*        1.50*       64*
 PHOENIX-ZWEIG GOVERNMENT CASH FUND
 CLASS A (1)
   1999(11)                                             (0.02)       1.00        2.12       0.65*        4.23*      N/A
   1998(10)                                             (0.05)       1.00        4.91       0.65         4.75       N/A
   1997(9)                                              (0.05)       1.00        4.97       0.65         4.85       N/A
   1996(8)                                              (0.05)       1.00        4.83       0.65         4.73       N/A
   1995(7)                                              (0.05)       1.00        5.08       0.87         4.97       N/A
   1994                                                 (0.03)       1.00        2.55**     0.62**       2.52**     N/A
 PHOENIX-ZWEIG GOVERNMENT CASH FUND
 CLASS B (2)
   1999(11)                                             (0.02)       1.00        1.76       1.35*        3.52*      N/A
   1998(10)                                             (0.04)       1.00        4.18       1.35         3.97       N/A
   1997(9)                                              (0.04)       1.00        4.24       1.35         4.15       N/A
   1996(8)                                              (0.03)       1.00        3.03**     1.35*        4.03*      N/A
 PHOENIX-ZWEIG GOVERNMENT CASH FUND
 CLASS C (1)
   1999(11)                                             (0.02)       1.00        2.12       0.65*        4.23*      N/A
   1998(10)                                             (0.05)       1.00        4.91       0.65         4.73       N/A
   1997(90)                                             (0.05)       1.00        4.97       0.65         4.85       N/A
   1996(8)                                              (0.05)       1.00        4.83       0.65         4.73       N/A
   1995(7)                                              (0.05)       1.00        5.08       0.87         4.97       N/A
   1994                                                 (0.03)       1.00        2.55**     0.62**       2.52**     N/A
 PHOENIX-ZWEIG GOVERNMENT CASH FUND
 CLASS I (3)
   1999(11)                                             (0.02)       1.00        2.27       0.35*        4.54*      N/A
   1998(10)                                             (0.05)       1.00        5.23       0.35         5.15       N/A
   1997(9)                                              (0.05)       1.00        5.28       0.35         5.15       N/A
   1996(8)                                              (0.01)       1.00        0.80**     0.35*        5.03*      N/A


                                                    NET ASSETS
PERIOD                                           END OF PERIOD
ENDED                                           (IN THOUSANDS)
----------------------------------------------  --------------
 PHOENIX-ZWEIG APPRECIATION FUND CLASS A
   1999                                            $   173,971
   1998                                                240,900
   1997                                                293,809
   1996                                                275,935
   1995                                                272,590
   1994                                                213,400
 PHOENIX-ZWEIG APPRECIATION FUND CLASS B (2)
   1999                                                 25,026
   1998                                                 30,370
   1997                                                 22,122
   1996                                                  8,350
 PHOENIX-ZWEIG APPRECIATION FUND CLASS C
   1999                                                140,697
   1998                                                201,789
   1997                                                248,584
   1996                                                218,714
   1995                                                195,204
   1994                                                139,397
 PHOENIX-ZWEIG APPRECIATION FUND CLASS I (3)
   1999                                                  1,968
   1998                                                  2,760
   1997                                                  2,735
   1996                                                  2,202
 PHOENIX-ZWEIG FOREIGN EQUITY FUND CLASS A (6)
   1999(19)                                              1,626
   1998(18)                                              2,122
   1997(17)                                                414
 PHOENIX-ZWEIG FOREIGN EQUITY FUND CLASS B (6)
   1999(19)                                              1,775
   1998(18)                                              1,873
   1997(17)                                                713
 PHOENIX-ZWEIG FOREIGN EQUITY FUND CLASS C (6)
   1999(19)                                              3,266
   1998(18)                                              3,384
   1997(17)                                              1,177
 PHOENIX-ZWEIG FOREIGN EQUITY FUND CLASS I (6)
   1999(19)                                              1,357
   1998(18)                                              1,107
   1997(17)                                              1,012
 PHOENIX-ZWEIG GOVERNMENT CASH FUND
 CLASS A (1)
   1999(11)                                              5,165
   1998(10)                                              8,290
   1997(9)                                               2,472
   1996(8)                                               3,360
   1995(7)                                               3,661
   1994                                                  4,303
 PHOENIX-ZWEIG GOVERNMENT CASH FUND
 CLASS B (2)
   1999(11)                                              2,083
   1998(10)                                              1,738
   1997(9)                                                 336
   1996(8)                                                  33
 PHOENIX-ZWEIG GOVERNMENT CASH FUND
 CLASS C (1)
   1999(11)                                              5,488
   1998(10)                                              6,624
   1997(90)                                              2,661
   1996(8)                                               4,535
   1995(7)                                               4,458
   1994                                                  5,040
 PHOENIX-ZWEIG GOVERNMENT CASH FUND
 CLASS I (3)
   1999(11)                                              2,033
   1998(10)                                              2,884
   1997(9)                                                 100
   1996(8)                                               1,401

                                                                                   NET
                                                       NET                    REALIZED                                DISTRIBUTIONS
                                                     ASSET           NET           AND                   DIVIDENDS         FROM NET
                                                     VALUE    INVESTMENT    UNREALIZED    TOTAL FROM      FROM NET         REALIZED
PERIOD                                           BEGINNING        INCOME         GAINS    INVESTMENT    INVESTMENT          CAPITAL
ENDED                                            OF PERIOD        (LOSS)      (LOSSES)    OPERATIONS        INCOME            GAINS
----------------------------------------------  ----------   -----------   -----------   -----------   -----------   --------------
 PHOENIX-ZWEIG GOVERNMENT CASH FUND
 CLASS M (12)
   1999                                           $   1.00      $   0.02      $     --      $   0.02      $  (0.02)      $       --
   1998                                               1.00          0.05            --          0.05         (0.05)              --
   1997                                               1.00          0.05            --          0.05         (0.05)              --
   1996                                               1.00          0.05            --          0.05         (0.05)              --
   1995                                               1.00          0.05            --          0.05         (0.05)              --
   1994                                               1.00          0.04            --          0.04         (0.04)              --
 PHOENIX-ZWEIG GOVERNMENT FUND CLASS A
   1999                                              10.44          0.24         (0.50)        (0.26)        (0.23)              --
   1998                                              10.09          0.53          0.35          0.88         (0.53)              --
   1997                                               9.81          0.52          0.28          0.80         (0.52)              --
   1996(13)                                          10.39          0.53         (0.58)        (0.05)        (0.53)              --
   1995+                                              9.63          0.52          0.77          1.29         (0.53)              --
   1994                                              10.43          0.50         (0.79)        (0.29)        (0.51)              --
 PHOENIX-ZWEIG GOVERNMENT FUND CLASS B (2)
   1999                                              10.52          0.20         (0.50)        (0.30)        (0.20)              --
   1998                                              10.15          0.44          0.37          0.81         (0.44)              --
   1997                                               9.86          0.46          0.26          0.72         (0.43)              --
   1996(13)                                           9.76          0.29          0.11          0.40         (0.30)              --
 PHOENIX-ZWEIG GOVERNMENT FUND CLASS C
   1999                                              10.42          0.21         (0.50)        (0.29)        (0.21)              --
   1998                                              10.08          0.47          0.36          0.83         (0.49)              --
   1997                                               9.81          0.48          0.27          0.75         (0.48)              --
   1996(13)                                          10.38          0.49         (0.58)        (0.09)        (0.48)              --
   1995+                                              9.62          0.48          0.76          1.24         (0.48)              --
   1994                                              10.40          0.46         (0.79)        (0.33)        (0.45)              --
 PHOENIX-ZWEIG GOVERNMENT FUND CLASS I (5)
   1999                                              10.48          0.25         (0.50)        (0.25)        (0.25)              --
   1998                                              10.11          0.55          0.37          0.92         (0.55)              --
   1997                                               9.88          0.26          0.23          0.49         (0.26)              --
 PHOENIX-ZWEIG GROWTH & INCOME FUND
 CLASS A (4)
   1999                                              13.40          0.08          0.22          0.30         (0.08)              --
   1998(16)                                          13.73          0.11         (0.33)        (0.22)        (0.11)              --
   1997(15)                                          11.37          0.24          2.36          2.60         (0.24)              --
   1996(14)                                          11.34          0.01          0.03          0.04         (0.01)              --
 PHOENIX-ZWEIG GROWTH & INCOME FUND
 CLASS B (4)
   1999                                              13.39          0.02          0.24          0.26         (0.02)              --
   1998(16)                                          13.73          0.02         (0.34)        (0.32)        (0.02)              --
   1997(15)                                          11.37          0.16          2.36          2.52         (0.16)              --
   1996(14)                                          11.34          0.01          0.03          0.04         (0.01)              --
 PHOENIX-ZWEIG GROWTH & INCOME FUND
 CLASS C (4)
   1999                                              13.37          0.02          0.25          0.27         (0.02)              --
   1998(16)                                          13.71          0.02         (0.34)        (0.32)        (0.02)              --
   1997(15)                                          11.38          0.17          2.33          2.50         (0.17)              --
   1996(14)                                          11.34          0.01          0.04          0.05         (0.01)              --
 PHOENIX-ZWEIG GROWTH & INCOME FUND
 CLASS I (4)
   1999                                              13.44          0.10          0.23          0.33         (0.09)              --
   1998(16)                                          13.77          0.15         (0.33)        (0.18)        (0.15)              --
   1997(15)                                          11.37          0.24          2.40          2.64         (0.24)              --
   1996(14)                                          11.34          0.02          0.03          0.05         (0.02)              --
 PHOENIX-ZWEIG MANAGED ASSETS CLASS A
   1999                                              14.18          0.16          0.53          0.69         (0.16)              --
   1998                                              12.72          0.38          1.50          1.88         (0.38)           (0.04)
   1997                                              12.75          0.13          1.83          1.96            --            (1.99)
   1996                                              12.48          0.35          0.86          1.21         (0.45)           (0.49)
   1995                                              11.76          0.47          1.40          1.87         (0.75)           (0.40)
   1994                                              12.38          0.33         (0.69)        (0.36)        (0.26)              --
 PHOENIX-ZWEIG MANAGED ASSETS CLASS B (2)
   1999                                              14.28          0.10          0.54          0.64         (0.10)              --
   1998                                              12.79          0.26          1.53          1.79         (0.26)           (0.04)
   1997                                              12.90          0.04          1.84          1.88            --            (1.99)
   1996                                              12.43          0.13          1.00          1.13         (0.17)           (0.49)
 PHOENIX-ZWEIG MANAGED ASSETS CLASS C
   1999                                              14.07          0.11          0.53          0.64         (0.11)              --
   1998                                              12.63          0.29          1.48          1.77         (0.29)           (0.04)
   1997                                              12.76          0.04          1.82          1.86            --            (1.99)
   1996                                              12.49          0.27          0.85          1.12         (0.36)           (0.49)
   1995                                              11.73          0.38          1.40          1.78         (0.62)           (0.40)
   1994                                              12.36          0.23         (0.68)        (0.45)        (0.18)              --

                                                                                            RATIOS TO AVERAGE
                                                                                                   NET ASSETS
                                                        TOTAL   NET ASSET               ---------------------
                                                    DIVIDENDS       VALUE                                 NET   PORTFOLIO
PERIOD                                                    AND         END       TOTAL              INVESTMENT   TURNOVER
ENDED                                           DISTRIBUTIONS   OF PERIOD   RETURN***   EXPENSES       INCOME      RATE
----------------------------------------------  -------------   ---------   ---------   --------   ----------   -------
 PHOENIX-ZWEIG GOVERNMENT CASH FUND
 CLASS M (12)
   1999                                            $    (0.02)   $   1.00        2.24%      0.41%*       4.46%*     N/A
   1998                                                 (0.05)       1.00        5.16       0.41         5.01       N/A
   1997                                                 (0.05)       1.00        5.22       0.41         5.09       N/A
   1996                                                 (0.05)       1.00        5.09       0.40         4.98       N/A
   1995                                                 (0.05)       1.00        5.32       0.64         5.20       N/A
   1994                                                 (0.04)       1.00        3.67       0.70         3.58       N/A
 PHOENIX-ZWEIG GOVERNMENT FUND CLASS A
   1999                                                 (0.23)       9.95       (2.50)      1.30*        4.61*       68%
   1998                                                 (0.53)      10.44        8.91       1.32         5.09        48
   1997                                                 (0.52)      10.09        8.42       1.36         5.26       128
   1996(13)                                             (0.53)       9.81       (0.42)      1.14         5.25       170
   1995+                                                (0.53)      10.39       13.84       1.26         5.22       195
   1994                                                 (0.51)       9.63       (2.83)      1.28         5.07       191
 PHOENIX-ZWEIG GOVERNMENT FUND CLASS B (2)
   1999                                                 (0.20)      10.02       (2.86)      2.00*        3.91*       68
   1998                                                 (0.44)      10.52        8.20       2.02         4.39        48
   1997                                                 (0.43)      10.15        7.55       2.06         4.56       128
   1996(13)                                             (0.30)       9.86        4.16**     1.84*        4.55*      170
 PHOENIX-ZWEIG GOVERNMENT FUND CLASS C
   1999                                                 (0.21)       9.92       (2.78)      1.75*        4.16*       68
   1998                                                 (0.49)      10.42        8.46       1.77         4.64        48
   1997                                                 (0.48)      10.08        7.86       1.81         4.81       128
   1996(13)                                             (0.48)       9.81       (0.82)      1.59         4.80       170
   1995+                                                (0.48)      10.38       13.27       1.71         4.77       195
   1994                                                 (0.45)       9.62       (3.18)      1.73         4.62       191
 PHOENIX-ZWEIG GOVERNMENT FUND CLASS I (5)
   1999                                                 (0.25)       9.98       (2.42)      1.00*        4.91*       68
   1998                                                 (0.55)      10.48        9.33       1.02         5.39        48
   1997                                                 (0.26)      10.11        5.01**     1.06*        5.56*      128
 PHOENIX-ZWEIG GROWTH & INCOME FUND
 CLASS A (4)
   1999                                                 (0.08)      13.62        2.24       1.71*        1.03*       90
   1998(16)                                             (0.11)      13.40       (1.61)      1.56         0.82       152
   1997(15)                                             (0.24)      13.73       23.12       1.30         2.26       120
   1996(14)                                             (0.01)      11.37        0.39**     1.30*        1.47*        2
 PHOENIX-ZWEIG GROWTH & INCOME FUND
 CLASS B (4)
   1999                                                 (0.02)      13.63        1.94       2.41*        0.33*       90
   1998(16)                                             (0.02)      13.39       (2.33)      2.26         0.12       152
   1997(15)                                             (0.16)      13.73       22.29       2.00         1.56       120
   1996(14)                                             (0.01)      11.37        0.33**     2.00*        0.77*        2
 PHOENIX-ZWEIG GROWTH & INCOME FUND
 CLASS C (4)
   1999                                                 (0.02)      13.62        2.02       2.41*        0.33*       90
   1998(16)                                             (0.02)      13.37       (2.34)      2.26         0.12       152
   1997(15)                                             (0.17)      13.71       22.15       2.00         1.56       120
   1996(14)                                             (0.01)      11.38        0.42**     2.00*        0.77*        2
 PHOENIX-ZWEIG GROWTH & INCOME FUND
 CLASS I (4)
   1999                                                 (0.09)      13.68        2.46       1.41*        1.33*       90
   1998(16)                                             (0.15)      13.44       (1.31)      1.26         1.12       152
   1997(15)                                             (0.24)      13.77       23.42       1.00         2.56       120
   1996(14)                                             (0.02)      11.37        0.41**     1.00*        1.77*        2
 PHOENIX-ZWEIG MANAGED ASSETS CLASS A
   1999                                                 (0.16)      14.71        4.87       1.49*        2.19*       22
   1998                                                 (0.42)      14.18       14.87       1.51         2.77        62
   1997                                                 (1.99)      12.72       15.47       1.59         2.40       168
   1996                                                 (0.94)      12.75        9.80       1.64         2.64       187
   1995                                                 (1.15)      12.48       16.26       1.59         3.69       239
   1994                                                 (0.26)      11.76       (2.93)      1.68         2.70       299
 PHOENIX-ZWEIG MANAGED ASSETS CLASS B (2)
   1999                                                 (0.10)      14.82        4.49       2.19*        1.49*       22
   1998                                                 (0.30)      14.28       14.06       2.21         2.07        62
   1997                                                 (1.99)      12.79       14.67       2.29         1.70       168
   1996                                                 (0.66)      12.90        9.11**     2.34*        1.94*      187
 PHOENIX-ZWEIG MANAGED ASSETS CLASS C
   1999                                                 (0.11)      14.60        4.52       2.19*        1.49*       22
   1998                                                 (0.33)      14.07       14.03       2.21         2.07        62
   1997                                                 (1.99)      12.63       14.67       2.29         1.70       168
   1996                                                 (0.85)      12.76        9.03       2.34         1.94       187
   1995                                                 (1.02)      12.49       15.44       2.29         2.99       239
   1994                                                 (0.18)      11.73       (3.66)      2.38         2.00       299


                                                    NET ASSETS
PERIOD                                           END OF PERIOD
ENDED                                           (IN THOUSANDS)
----------------------------------------------  --------------
 PHOENIX-ZWEIG GOVERNMENT CASH FUND
 CLASS M (12)
   1999                                            $   151,806
   1998                                                 75,264
   1997                                                 56,599
   1996                                                 45,271
   1995                                                 48,515
   1994                                                 78,149
 PHOENIX-ZWEIG GOVERNMENT FUND CLASS A
   1999                                                 25,624
   1998                                                 29,767
   1997                                                 28,062
   1996(13)                                             33,848
   1995+                                                42,207
   1994                                                 47,622
 PHOENIX-ZWEIG GOVERNMENT FUND CLASS B (2)
   1999                                                  2,213
   1998                                                  2,199
   1997                                                  1,215
   1996(13)                                                513
 PHOENIX-ZWEIG GOVERNMENT FUND CLASS C
   1999                                                  9,344
   1998                                                 11,859
   1997                                                 10,199
   1996(13)                                             14,330
   1995+                                                19,778
   1994                                                 22,599
 PHOENIX-ZWEIG GOVERNMENT FUND CLASS I (5)
   1999                                                  3,116
   1998                                                  3,088
   1997                                                  1,050
 PHOENIX-ZWEIG GROWTH & INCOME FUND
 CLASS A (4)
   1999                                                  4,981
   1998(16)                                              8,172
   1997(15)                                              6,836
   1996(14)                                              2,508
 PHOENIX-ZWEIG GROWTH & INCOME FUND
 CLASS B (4)
   1999                                                 12,520
   1998(16)                                             16,416
   1997(15)                                             11,920
   1996(14)                                              2,693
 PHOENIX-ZWEIG GROWTH & INCOME FUND
 CLASS C (4)
   1999                                                  9,495
   1998(16)                                             14,364
   1997(15)                                             13,525
   1996(14)                                              4,509
 PHOENIX-ZWEIG GROWTH & INCOME FUND
 CLASS I (4)
   1999                                                  1,867
   1998(16)                                              1,664
   1997(15)                                              1,686
   1996(14)                                                101
 PHOENIX-ZWEIG MANAGED ASSETS CLASS A
   1999                                                112,356
   1998                                                122,085
   1997                                                110,908
   1996                                                114,837
   1995                                                141,110
   1994                                                154,441
 PHOENIX-ZWEIG MANAGED ASSETS CLASS B (2)
   1999                                                 42,697
   1998                                                 33,172
   1997                                                 18,117
   1996                                                  6,339
 PHOENIX-ZWEIG MANAGED ASSETS CLASS C
   1999                                                412,884
   1998                                                429,655
   1997                                                407,625
   1996                                                426,194
   1995                                                527,432
   1994                                                570,710

                                                                                   NET
                                                       NET                    REALIZED                                DISTRIBUTIONS
                                                     ASSET           NET           AND                   DIVIDENDS         FROM NET
                                                     VALUE    INVESTMENT    UNREALIZED    TOTAL FROM      FROM NET         REALIZED
PERIOD                                           BEGINNING        INCOME         GAINS    INVESTMENT    INVESTMENT          CAPITAL
ENDED                                            OF PERIOD        (LOSS)      (LOSSES)    OPERATIONS        INCOME            GAINS
----------------------------------------------  ----------   -----------   -----------   -----------   -----------   --------------
 PHOENIX-ZWEIG MANAGED ASSETS CLASS I (3)
   1999                                           $  14.31      $   0.18      $   0.54      $   0.72      $  (0.18)      $       --
   1998                                              13.05          0.56          1.41          1.97         (0.67)           (0.04)
   1997                                              12.99          0.09          1.96          2.05            --            (1.99)
   1996                                              13.02          0.05          0.45          0.50         (0.04)           (0.49)
 PHOENIX-ZWEIG STRATEGY FUND CLASS A
   1999                                              14.80          0.11          0.36          0.47         (0.11)              --
   1998                                              15.77          0.17         (0.48)        (0.31)        (0.18)           (0.48)
   1997                                              15.01          0.20          2.49          2.69         (0.19)           (1.74)
   1996                                              14.51          0.20          1.68          1.88         (0.20)           (1.18)
   1995                                              12.36          0.27          2.80          3.07         (0.37)           (0.55)
   1994                                              12.52          0.24         (0.10)         0.14         (0.20)           (0.10)
 PHOENIX-ZWEIG STRATEGY FUND CLASS B (2)
   1999                                              14.90          0.05          0.37          0.42         (0.05)              --
   1998                                              15.86          0.05         (0.48)        (0.43)        (0.05)           (0.48)
   1997                                              15.07          0.07          2.53          2.60         (0.07)           (1.74)
   1996                                              15.12          0.06          1.13          1.19         (0.06)           (1.18)
 PHOENIX-ZWEIG STRATEGY FUND CLASS C
   1999                                              14.86          0.05          0.37          0.42         (0.05)              --
   1998                                              15.81          0.05         (0.48)        (0.43)        (0.04)           (0.48)
   1997                                              15.04          0.07          2.52          2.59         (0.08)           (1.74)
   1996                                              14.56          0.11          1.66          1.77         (0.11)           (1.18)
   1995                                              12.35          0.16          2.82          2.98         (0.22)           (0.55)
   1994                                              12.51          0.15         (0.10)         0.05         (0.11)           (0.10)
 PHOENIX-ZWEIG STRATEGY FUND CLASS I (3)
   1999                                              14.94          0.12          0.38          0.50         (0.12)              --
   1998                                              15.87          0.17         (0.45)        (0.28)        (0.17)           (0.48)
   1997                                              15.07          0.23          2.54          2.77         (0.23)           (1.74)
   1996                                              15.42          0.04          0.83          0.87         (0.04)           (1.18)

                                                                                            RATIOS TO AVERAGE
                                                                                                   NET ASSETS
                                                        TOTAL   NET ASSET               ---------------------
                                                    DIVIDENDS       VALUE                                 NET   PORTFOLIO
PERIOD                                                    AND         END       TOTAL              INVESTMENT   TURNOVER
ENDED                                           DISTRIBUTIONS   OF PERIOD   RETURN***   EXPENSES       INCOME      RATE
----------------------------------------------  -------------   ---------   ---------   --------   ----------   -------
 PHOENIX-ZWEIG MANAGED ASSETS CLASS I (3)
   1999                                            $    (0.18)   $  14.85        5.00%      1.19%*       2.49%*      22%
   1998                                                 (0.71)      14.31       15.16       1.21         3.07        62
   1997                                                 (1.99)      13.05       15.88       1.29         2.70       168
   1996                                                 (0.53)      12.99        3.83**     1.34*        2.94*      187
 PHOENIX-ZWEIG STRATEGY FUND CLASS A
   1999                                                 (0.11)      15.16        3.15       1.32*        1.23*       53
   1998                                                 (0.66)      14.80       (1.88)      1.24         0.97       116
   1997                                                 (1.93)      15.77       18.07       1.24         1.20       126
   1996                                                 (1.38)      15.01       13.00       1.28         1.27       181
   1995                                                 (0.92)      14.51       25.12       1.27         1.92        95
   1994                                                 (0.30)      12.36        1.14       1.40         1.90        70
 PHOENIX-ZWEIG STRATEGY FUND CLASS B (2)
   1999                                                 (0.05)      15.27        2.79       2.02*        0.53*       53
   1998                                                 (0.53)      14.90       (2.61)      1.94         0.27       116
   1997                                                 (1.81)      15.86       17.33       1.94         0.50       126
   1996                                                 (1.24)      15.07        7.88**     1.98*        0.57*      181
 PHOENIX-ZWEIG STRATEGY FUND CLASS C
   1999                                                 (0.05)      15.23        2.80       2.02*        0.53*       53
   1998                                                 (0.52)      14.86       (2.64)      1.94         0.27       116
   1997                                                 (1.82)      15.81       17.30       1.94         0.50       126
   1996                                                 (1.29)      15.04       12.19       1.98         0.57       181
   1995                                                 (0.77)      14.56       24.26       1.97         1.22        95
   1994                                                 (0.21)      12.35        0.41       2.10         1.20        70
 PHOENIX-ZWEIG STRATEGY FUND CLASS I (3)
   1999                                                 (0.12)      15.32        3.36       1.02*        1.53*       53
   1998                                                 (0.65)      14.94       (1.66)      0.94         1.27       116
   1997                                                 (1.97)      15.87       18.52       0.94         1.50       126
   1996                                                 (1.22)      15.07        5.68**     0.98*        1.57*      181


                                                    NET ASSETS
PERIOD                                           END OF PERIOD
ENDED                                           (IN THOUSANDS)
----------------------------------------------  --------------
 PHOENIX-ZWEIG MANAGED ASSETS CLASS I (3)
   1999                                            $     2,138
   1998                                                  1,848
   1997                                                  2,645
   1996                                                  2,893
 PHOENIX-ZWEIG STRATEGY FUND CLASS A
   1999                                                310,713
   1998                                                409,065
   1997                                                565,721
   1996                                                581,149
   1995                                                558,286
   1994                                                424,805
 PHOENIX-ZWEIG STRATEGY FUND CLASS B (2)
   1999                                                 66,212
   1998                                                 82,531
   1997                                                 76,820
   1996                                                 42,317
 PHOENIX-ZWEIG STRATEGY FUND CLASS C
   1999                                                282,689
   1998                                                423,791
   1997                                                591,512
   1996                                                621,334
   1995                                                530,300
   1994                                                307,011
 PHOENIX-ZWEIG STRATEGY FUND CLASS I (3)
   1999                                                  1,587
   1998                                                  1,407
   1997                                                  1,070
   1996                                                    903

----------

(1)  Commenced operations on May 1,1994.
(2)  Commenced operations on April 8, 1996.
(3)  Commenced operations on November 1, 1996.
(4)  Commenced operations on November 26, 1996.
(5)  Commenced operations on July 14, 1997.
(6)  Commenced operations on November 21, 1997.
(7) During 1995, the Manager voluntarily reimbursed Phoenix-Zweig Government Cash Fund Class A and Class C $.005 and $.003 per share (0.47% and 0.28% ratio of expenses to average net assets), respectively.
(8) During 1996, the Manager voluntarily reimbursed Phoenix-Zweig Government Cash Fund Class A, Class B, Class C and Class I $.007, $.007, $.006 and $.004 per share (0.66%, 0.60%, 0.60% and 0.38% ratio of expenses to average net assets), respectively.
(9) During 1997, the Manager voluntarily reimbursed Phoenix-Zweig Government Cash Fund Class A, Class B, Class C and Class I $.011, $.058, $.01 and $.005 per share (1.09%, 6.14%, 1.00% and 0.47% ratio of expenses to average net assets), respectively.
(10) During 1998, the Manager voluntarily reimbursed Phoenix-Zweig Government Cash Fund Class A, Class B, Class C and Class I $.007, $.024, $.007 and $.011 per share (0.65%, 2.35%, 0.73% and 1.12% ratio of expenses to average net assets), respectively.
(11) During 1999, the Manager voluntarily reimbursed Phoenix-Zweig Government Cash Fund Class A, Class B, Class C and Class I $.002, $.005, $.003 and $.001 per share (0.35%, 1.00%, 0.53% and 0.30% ratio of expenses to average net assets), respectively.
(12) During 1999, 1998, 1997, 1996, 1995 and 1994, the Manager voluntarily reimbursed Phoenix-Zweig Government Cash Fund Class M $.001, $.003, $.003, $.003, $.001 and $.002 per share (0.24%, 0.28%, 0.32%, 0.32%, 0.10% and
     0.15% ratio of expenses to average net assets), respectively.
(13) During 1996, the Manager voluntarily reimbursed Phoenix-Zweig Government Fund Class A, Class B and Class C $.002, $.003 and $.002 per share ( 0.22%, 0.26% and 0.22% ratio of expenses to average net assets), respectively.
(14) During 1996, the Manager voluntarily reimbursed Phoenix-Zweig Growth & Income Fund Class A, Class B, Class C and Class I $.021, $.021, $.021 and $.021 per share (2.07%, 2.07%, 2.07% and 2.07% ratio of expenses to average net assets), respectively.
(15) During 1997, the Manager voluntarily reimbursed Phoenix-Zweig Growth & Income Fund Class A, Class B, Class C and Class I $.08, $.08, $.08 and $.08 per share (0.70%, 0.70%, 0.70% and 0.70% ratio of expenses to average net assets), respectively.
(16) During 1998, the Manager voluntarily reimbursed Phoenix-Zweig Growth & Income Fund Class A, Class B, Class C and Class I $.005, $.005, $.005 and $.005 per share (0.05%, 0.05%, 0.05% and 0.05% ratio of expenses to average net assets), respectively.
(17) During 1997, the Manager voluntarily reimbursed Phoenix-Zweig Foreign Equity Fund Class A, Class B, Class C and Class I $.03, $.03, $.03 and $.03 per share (3.35%, 3.35%, 3.35% and 3.35% ratio of expenses to average net assets), respectively.
(18) During 1998, the Manager voluntarily reimbursed Phoenix-Zweig Foreign Equity Fund Class A, Class B, Class C and Class I $.20, $.20, $.20 and $.20 per share (2.20%, 2.20%, 2.20% and 2.20% ratio of expenses to average net assets), respectively.
(19) During the four months ended April 30, 1999, the Manager voluntarily reimbursed Phoenix-Zweig Foreign Equity Fund Class A, Class B, Class C and Class I $.04, $.04, $.04 and $.04 per share (0.47%, 0.47%, 0.47% and 0.47%
     ratio of expenses to average net assets), respectively.
*    Annualized
**   Not Annualized
*** Total Return does not consider the effect of any initial or contingent deferred sales charge.
+    Based on the average of the number of shares outstanding during the year.

TRUSTEES                 OFFICERS                                                                   INVESTMENT MANAGER
James Balog              Eugene J. Glaser                       Annemarie Gilly                     Zweig/Glaser Advisers LLC
Claire B. Benenson       CHAIRMAN, TRUSTEE                      FIRST VICE PRESIDENT                900 Third Avenue--31st Floor
S. Leland Dill             & CHIEF EXECUTIVE OFFICER                                                New York, NY 10022
Eugene J. Glaser                                                Barry M. Mandinach
Donald B. Romans         Martin E. Zweig                        FIRST VICE PRESIDENT                SUB-ADVISER
                         PRESIDENT                                                                  Zweig Consulting LLC
                                                                Carlton B. Neel                     900 Third Avenue
                         Michael E. Haylon                      FIRST VICE PRESIDENT                New York, NY 10022
                         EXECUTIVE VICE PRESIDENT
                                                                Jeffrey Lazar                       PRINCIPAL DISTRIBUTOR
                         John F. Sharry                         VICE PRESIDENT                      Phoenix Equity Planning Corp.
                         EXECUTIVE VICE PRESIDENT                                                   100 Bright Meadow Boulevard
                                                                Marc Baltuch                        PO Box 2200
                         David Katzen                           SECRETARY                           Enfield, CT 06083-2200
                         SENIOR VICE PRESIDENT
                                                                Thomas Disbrow                      CUSTODIAN
                         Thomas N. Steenburg                    ASSISTANT VICE PRESIDENT            The Bank of New York
                         SENIOR VICE PRESIDENT                    & ASSISTANT TREASURER             One Wall Street
                                                                                                    New York, New York 10286
                         Alfred J. Ratcliffe                    Beth Abraham
                         FIRST VICE PRESIDENT & TREASURER       ASSISTANT VICE PRESIDENT            TRANSFER AGENT
                                                                                                    Phoenix Equity Planning Corp.
                         Charles I. Leone                       Rhonda Lee Berzner                  100 Bright Meadow Boulevard
                         FIRST VICE PRESIDENT                   ASSISTANT VICE PRESIDENT            P.O. Box 2200
                           & ASSISTANT SECRETARY                                                    Enfield, CT 06083-2200

---------------------------------------------------------------------------------------------------------------------------------

SUPPLEMENTARY PROXY INFORMATION

A Special Meeting of Shareholders of Zweig Series Trust was held on February 25, 1999 to approve a new investment management agreement with Zweig/Glaser Advisers, to approve a new sub-advisory servicing agreement with Zweig Consulting LLC, to elect Trustees, and to ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the current fiscal year.

The results of the voting on the four proposals were as follows:

        PROPOSAL                                              VOTES FOR      VOTES AGAINST      ABSTAINED
        -------------------------------------------------------------------------------------------------
        NEW INVESTMENT MANAGEMENT AGREEMENT
        Zweig Appreciation Fund                             328,030,553          8,436,562      7,101,408
        Zweig Foreign Equity Fund                             6,599,045             23,891         18,439
        Zweig Government Cash Fund                           59,670,733            156,093     15,017,679
        Zweig Government Fund                                32,296,774            918,392        570,260
        Zweig Growth & Income Fund                           27,859,928            218,728      1,342,041
        Zweig Managed Assets                                435,997,742          8,505,995     11,688,369
        Zweig Strategy Fund                                 680,032,500         16,426,655     17,298,525

        NEW SUB-ADVISORY SERVICING AGREEMENT
        Zweig Appreciation Fund                             327,525,803          8,503,006      7,539,730
        Zweig Foreign Equity Fund                             6,593,572             26,984         20,819
        Zweig Government Cash Fund                           59,756,688             86,069     15,001,747
        Zweig Government Fund                                31,868,622          1,265,791        650,993
        Zweig Growth & Income Fund                           28,038,079            210,075      1,172,570
        Zweig Managed Assets                                434,192,922          9,287,478     12,712,210
        Zweig Strategy Fund                                 676,695,629         18,367,832     18,693,869

        ELECTION OF TRUSTEES
        James Balog                                       1,615,744,392                  0     42,466,223
        Claire B. Benenson                                1,615,209,244                  0     43,001,371
        S. Leland Dill                                    1,616,242,822                  0     41,967,973
        Eugene J. Glaser                                  1,616,541,511                  0     41,669,104
        Donald B. Romans                                  1,616,848,869                  0     41,361,746

        RATIFY THE SELECTION OF INDEPENDENT ACCOUNTANTS   1,618,921,797         11,997,003     27,291,448



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PHOENIX EQUITY PLANNING CORPORATION
PO Box 2200
Enfield CT 06083-2200


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PHOENIX
INVESTMENT PARTNERS















          For more information, contact your financial advisor
                      or call us at 1.800.272.2700.


     Visit our websites at www.zweig.com and www.phoenixinvestments.com.


Mutual funds distributed by Phoenix Equity Planning Corporation, Enfield, CT
06083

-C- 1999 Phoenix Investment Partners, Ltd.                      PXP 1226 (6/99)